2021 ANNUAL MEETING

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bonanza Creek Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

April ___, 2021

Dear Stockholder:

You are cordially invited to join us for our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, June 2, 2021, at 12:00 noon (MDT). The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BCEI2021.

We are excited to utilize the virtual stockholder meeting technology to provide expanded access as well as cost savings to our stockholders and the Company.

The materials following this letter include the formal Notice of Annual Meeting of Stockholders and the proxy statement. The proxy statement describes the business to be conducted at the Annual Meeting, including the election of seven directors; the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2021 fiscal year; approval of the Bonanza Creek Energy, Inc. 2021 Long-Term Incentive Plan(the “2021 Plan”); the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and the ratification of the Tax Benefits Preservation Plan.

Whether you own a few or many shares of our stock, it is important that your shares be represented. Regardless of whether you participate in the Annual Meeting online, please take a moment now to vote your proxy by completing and signing the enclosed proxy card and promptly returning it in the envelope provided, or by granting a proxy and giving voting instructions by telephone or the Internet. Instructions on how to vote your shares are located on your proxy card or on the voting instruction card provided by your broker.

The officers and directors of Bonanza Creek appreciate and encourage stockholder participation. We look forward to your participation at the Annual Meeting.

Sincerely,

Eric T. Greager President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

BONANZA CREEK ENERGY, INC.

410 – 17th Street

Suite 1400

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Bonanza Creek Energy, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Bonanza Creek Energy, Inc. (the “Company”) will be held on Wednesday, June 2, 2021, at 12:00 noon (MDT), as a virtual meeting (the “Annual Meeting”). You will be able to vote your shares and submit questions during the Annual Meeting via a live audio webcast at www.virtualshareholdermeeting.com/BCEI2021. The Annual Meeting is being held for the following purposes:

1)	To elect seven directors named in this proxy statement to our board of directors;

2)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2021;

3)	To approve the Bonanza Creek Energy, Inc. 2021 Long-Term Incentive Plan;

4)	To approve, on an advisory basis, the compensation of our named executive officers;

5)	To ratify the Tax Benefits Preservation Plan; and

6)	To transact such other business as may properly come before the Annual Meeting.

These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on April 15, 2021.

By Order of the Board of Directors,

Cyrus D. Marter IV Secretary

Denver, Colorado

April ___, 2021

YOUR VOTE IS IMPORTANT

Please sign, date, and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by telephone or the Internet, so that you may be represented at the Annual Meeting. Instructions are on your proxy card or on the voting instruction card provided by your broker.

i

ii

BONANZA CREEK ENERGY, INC.

410 – 17th Street

Suite 1400

Denver, Colorado 80202

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors (the “Board”) of Bonanza Creek Energy, Inc. (“we,” “us,” “our,” “Bonanza Creek,” or the “Company”) requests your proxy for the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Wednesday, June 2, 2021, at 12:00 noon (MDT), as a virtual meeting. Distribution of these proxy solicitation materials is scheduled to begin on or about April __, 2021. By granting the proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time-to-time and to vote your shares at any adjournments or postponements of the Annual Meeting. If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy.

GENERAL INFORMATION

This year’s Annual Meeting will be held entirely online, which will be conducted through an audio webcast. You must be a Bonanza Creek stockholder as of the close of business on April 15, 2021 in order to participate in the Annual Meeting. Stockholders will be able to attend, vote their shares, and submit questions during the Annual Meeting via a live audio webcast available by visiting the following website, www.virtualshareholdermeeting.com/BCEI2021. To join-in the Annual Meeting, you will need the 16-digit Control Number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting.

Our stockholder question and answer session will include questions submitted live during the Annual Meeting. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/BCEI2021.

The Annual Meeting will begin promptly at 12:00 noon (MDT). Online check-in will begin at 11:50 a.m. MDT, and you should allow ample time for the online check-in procedures.

If you are a stockholder of record you may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must: (i) grant a new proxy bearing a later date (which automatically revokes your earlier proxy), (ii) provide written notice of the revocation to our Company’s Secretary at our principal office, which such written notice must be received prior to the Annual Meeting, (iii) submit your vote electronically through the Internet before it is voted at the Annual Meeting, (iv) call by telephone to the number provided in your proxy card after the grant of the proxy, or (v) attend the virtual Annual Meeting online and vote using your 16-digit Control Number. For shares you hold beneficially in the name of a broker, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the meeting.

Stockholders of Record and Beneficial Owners

Most of the Company’s stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to those shares, and proxy materials are being sent by our transfer agent directly to you. As a stockholder of record, you have the right to vote by proxy or to vote your shares during the Annual Meeting. The proxy materials include a proxy card for the Annual Meeting.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 3

Beneficial Owners. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and proxy materials will be forwarded to you by your broker or nominee. The broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote. The proxy materials should include a proxy card or a voting instruction card for the Annual Meeting.

Quorum and Voting

Voting Stock. The Company’s common stock, par value $0.01 per share, is the only class of securities that entitles holders to vote generally at meetings of the Company’s stockholders. Each share of common stock outstanding on the record date is entitled to one vote.

Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 15, 2021. As of the record date, [          ] shares of the Company’s common stock were outstanding and are entitled to be voted at the Annual Meeting.

Quorum and Adjournments. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

If a quorum is not present, the chair of the meeting or a majority of the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

Vote Required. The directors will be elected by a plurality of the votes of the shares present, in person or by proxy, and entitled to vote on the election of the directors. The (i) ratification of the selection of the Company’s independent registered public accountants for 2021, (ii) approval of the Bonanza Creek Energy, Inc. 2021 Long-Term Incentive Plan, (iii) approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (iv) ratification of the Tax Benefits Preservation Plan (as defined below) will require the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote with respect to these matters. An automated system will tabulate the votes cast by proxy for the Annual Meeting, and the inspector of elections will tabulate votes cast in person at the Annual Meeting. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote on non-discretionary items absent instructions from the beneficial owner (a “broker non-vote”).

Non-discretionary items include the election of directors, approval of the 2021 Plan, and approval, on an advisory basis, of the compensation of the Company’s named executive officers. For ratification of the selection of the Company’s independent registered public accountant, brokers will have discretionary authority in the absence of timely instructions from their customers. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Neither abstentions nor broker non-votes will have any effect on the outcome of voting on the director election, subject to the Company’s Director Resignation Policy further described under “Proposal One—Election of Directors” below, or on the advisory vote on compensation of our named executive officers. For purposes of voting on the ratification of the selection of the Company’s independent registered public accountant for 2021, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal.

Default Voting. A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•	FOR the election of the nominees for director;

•	FOR the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accountant;

•	FOR the approval of the Bonanza Creek Energy, Inc. 2021 Long-Term Incentive Plan;

•	FOR the advisory vote to approve the compensation of our named executive officers; and

•	FOR the ratification of the Tax Benefits Preservation Plan (as defined below).

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 4

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

After the Annual Meeting, assuming the stockholders elect the nominees of the Board as set forth in “Proposal One—Election of Directors” below, the Board will be, and, as of the date of this proxy statement, the executive officers of the Company are:

Name	Age	Title
Brian Steck	54	Chair of the Board
James E. Craddock	62	Director
Carrie L. Hudak	45	Director
Paul Keglevic	67	Director
Audrey Robertson	40	Director
Jeff E. Wojahn	58	Director
Eric T. Greager	50	Director, President and Chief Executive Officer
Brant H. DeMuth	60	Executive Vice President and Chief Financial Officer
Cyrus D. Marter IV	57	Executive Vice President, General Counsel and Secretary
Dean Tinsley	49	Senior Vice President, Operations
Sandra K. Garbiso	42	Vice President and Chief Accounting Officer

The members of the Board shall serve one-year terms. The Company’s bylaws provide that the directors shall be elected at the annual meeting of stockholders, and each director shall hold office until such director’s successor is elected and qualified or until the director’s earlier death, resignation or removal. The current terms of the directors will expire at the Annual Meeting.

Set forth below is biographical information about the Company’s nominees for director and the Company’s executive officers.

Brian Steck joined our Board in April 2017, and is Chair of the Board and a member of the Nominating and Corporate Governance Committee. Mr. Steck has served as a Partner, Senior Analyst at Mangrove Partners, an investment management firm, where he worked from 2011 through August 2020. Through early 2011, Mr. Steck managed The Laurel Capital Group, LLC, the general partner of a hedge fund he founded in 2009. From 2006 until 2008, Mr. Steck was Head of US Equities at Tisbury Capital where he built and managed a team focused on event- and fundamentally-driven investment opportunities. From 2000 until 2005, Mr. Steck was a partner at K Capital where he focused on European and U.S. opportunities that included special situations, merger arbitrage, deep value, and shareholder activism. Prior to K Capital, Mr. Steck spent 10 years at UBS and its predecessors Swiss Bank Corporation and O’Connor & Associates, where he focused on equity derivative trading and risk management, built equity derivative and event-driven client businesses and was Global Co-Head of Equity Hedge Fund Coverage. Mr. Steck is currently a member of the board of California Resources Corporation and Chesapeake Energy Corporation. Mr. Steck previously served on the board of directors of Penn Virginia Corporation. Mr. Steck received a Bachelor’s of Science, with highest honors, from University of Illinois at Urbana Champaign. Mr. Steck’s extensive experience as a financial analyst has led the Board to conclude that he has the expertise necessary to serve as a director of the Company.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 5

James E. Craddock joined our Board in April 2021, upon the completion of our merger with HighPoint Resources Corporation, and is a member of the ESG Committee (formerly the EHS&RC and Reserves Committee) and the Nominating and Corporate Governance Committee. Mr. Craddock served as the Chairman and Chief Executive Officer of Rosetta Resources, Inc. from February 2013 through July 2015, when Rosetta merged with Noble Energy, Inc. Mr. Craddock served on Noble’s board of directors from 2015 until Noble was acquired by Chevron in 2020. He joined Rosetta in April 2008 as Vice President, Drilling and Production Operations, and was named a Senior Vice President in January 2011. From April 2006 to March 2008, Mr. Craddock was Chief Operating Officer for BPI Energy, Inc., an exploration and production start-up company focused on coal bed methane development. Mr. Craddock began his industry career with Superior Oil Company in 1981 and then held a broad range of technical, operational, and strategic roles with Burlington Resources Inc. and its predecessor companies for more than 20 years. At Burlington, he held a series of positions of increasing responsibility. Mr. Craddock serves on the board of directors of Crescent Point Energy, Inc. He also serves as a member of the Advisory Board of the Department of Engineering at Texas A&M University. Mr. Craddock received his Bachelor of Science Degree in Mechanical Engineering from Texas A&M University. Mr. Craddock’s extensive experience in the oil and gas industry and in executive management has led the Board to conclude that he has the expertise necessary to serve as a director of the Company.

Carrie L. Hudak joined our Board in October 2019 and is a member of the Audit Committee and Chair of the ESG Committee (formerly the EHS&RC and Reserves Committee). Ms. Hudak served as Vice President of DJ Basin Development for Anadarko Petroleum Corporation, an oil and natural gas exploration and production (“E&P”) company, from May 2017 to September 2019. Prior to that, Ms. Hudak served in various management positions at Anadarko, including General Manager of DJ Basin Development and Execution from March 2016 to May 2017, and Director, Rockies Business Development from November 2014 to March 2016. Ms. Hudak previously served the non-profit organization, Coloradoans for Responsible Energy Development, as its Chairperson from 2018 to 2019, and as a Board Member from 2017 to 2018. Ms. Hudak also served as Treasurer and Executive Board Member for the Colorado Oil and Gas Association from 2017 to 2019. Ms. Hudak received her Master’s Degree in Geology from Duke University and her Bachelor’s Degree in Geology from Miami University. Ms. Hudak’s extensive experience in the oil and gas industry, and particularly her work in the DJ Basin, has led the Board to conclude that she has the expertise necessary to serve as a director of the Company.

Paul Keglevic joined our Board in April 2017 and is the Chair of the Audit Committee and Chair of the Nominating and Corporate Governance Committee. Mr. Keglevic served as the Chief Executive Officer of Energy Future Holdings Corp. (“EFH”) from October 2016 until his retirement in March 2018. Previously, Mr. Keglevic served as Executive Vice President and Chief Financial Officer for EFH from June 2008 until October 2016. Mr. Keglevic also served as the Chief Restructuring Officer for EFH beginning in April 2014. Mr. Keglevic was a partner at PricewaterhouseCoopers (“PWC”), where he worked from July 2002 to July 2008. At PWC he was a member of the US leadership team. Prior to PWC, Mr. Keglevic served on the US leadership team for Arthur Andersen, where he was a partner for 15 years. Mr. Keglevic serves on the board of directors of Evergy and Frontier Communications Corporation. He previously served as a member of the board of directors of Ascena Retail Group, Inc., Stellus Capital Investment Corp., Philadelphia Energy Solutions LLC, Cobalt International Energy, Inc., Clear Channel Outdoor Holdings, Inc., PetSmart, and several subsidiaries of EFH. Mr. Keglevic is a National Association of Directors Certified Director and Leadership Fellow. He has also been on the boards of the Dallas and State of California Chambers of Commerce and several other charitable and advisory boards. Mr. Keglevic received his B.S. in accounting from Northern Illinois University and is a certified public accountant. Mr. Keglevic’s extensive experience with public companies and knowledge of accounting and regulatory issues has led the Board to conclude that he has the expertise necessary to serve as a director of the Company.

Audrey Robertson joined our Board in April 2021, upon the completion of our merger with HighPoint Resources Corporation, and is a member of the Audit Committee and the Compensation Committee. Ms. Robertson has served as the co-founder and Chief Financial Officer of Franklin Mountain Energy, LLC, a private oil and gas company operating in the Permian Basin since September 2018. She also serves as a co-founder and Managing Partner of Copper Trail Partners, LLC, a private equity platform based in Denver since November 2017. From 2005 to 2016, she served as a Partner and Senior Managing Director at Kayne Anderson Capital Advisors. Prior thereto, she was an investment banker with Goldman Sachs & Co. Ms. Robertson served on the board of directors of Extraction Oil and Gas, LLC from September 2019 to January 2021 and has served on the boards of several private companies and not-for-profit organizations. She holds a Bachelor of Science Degree in Applied Economics and Management from Cornell University and a Master’s Degree in Accounting from the University of Southern California. Ms. Robertson’s extensive finance background and executive management experience has led the Board to conclude that she has the expertise necessary to serve as a director of the Company.

Jeff E. Wojahn joined our Board in November 2014. He is a member of the ESG Committee (formerly the EHS&RC and Reserves Committee) and Chair of the Compensation Committee. Mr. Wojahn served as Executive Vice President of Encana Corporation, an oil and natural gas E&P company, from 2003 to 2013, and was President of Encana Oil & Gas (USA) Inc. from 2006 to 2013. Beginning in 1985, Mr. Wojahn held senior management and operational positions in Canada and the United States and has extensive experience in unconventional resource play development. He has served as the Executive Chairman of MiddleFork Energy Partners since March 2017 and served as a Strategic Advisory Board member for Morgan Stanley Energy Partners from October 2014 until April 2017. Mr. Wojahn serves on the board of directors of Penn Virginia Corporation. He received his B.S. in Geophysics from the University of Calgary in 1985. Mr. Wojahn’s extensive experience of over 30 years in the oil and gas industry and his significant operational and development experience as an executive of other oil and gas companies has led the Board to conclude that he has the expertise necessary to serve as a director of the Company.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 6

Eric T. Greager, joined Bonanza Creek in April 2018 as President, CEO and member of the Board of Directors. He is a member of the ESG Committee (formerly the EHS&RC and Reserves Committee). Mr. Greager has 25 years of management experience in the oil and gas industry and previously served as a Vice-President and General Manager at Encana Oil & Gas (USA) Inc. until his departure in 2018. Mr. Greager joined Encana, an oil and natural gas E&P company, in 2006 and served in various management and executive positions, including leading engineering, geoscience and A&D functions, as well as field operations teams from D&C through production. Most recently, Mr. Greager led Encana’s Western Operating Area, which included Eagle Ford, San Juan, Piceance, and Wind River assets and served as a member of the boards of directors of Encana Procurement Inc. and Encana Oil & Gas (USA) Inc. In addition, Mr. Greager previously served on the board of directors of Western Energy Alliance, the board of trustees of the Texas Parks and Wildlife Foundation, and the board of managers of Hunter Ridge Energy Services. Mr. Greager received his Master’s Degree in Economics from the University of Oklahoma and his Bachelor’s Degree in Engineering from the Colorado School of Mines. He is a licensed Professional Engineer. Mr. Greager’s 20 years of management experience, exposure to both the operating and technical aspects of the oil and gas industry and day-to-day leadership of the Company as President and Chief Executive Officer has led the Board to conclude that he has the expertise necessary to serve as a director of the Company.

Brant H. DeMuth was named the Company’s Executive Vice President and Chief Financial Officer in November 2018. Mr. DeMuth previously served as Vice President of Finance and Treasurer at SRC Energy Inc., an oil and natural gas E&P company, from October 2014 until November 2018. Prior to joining SRC Energy, Mr. DeMuth served as Interim Chief Financial Officer of DJ Resources, LLC from August 2013 to September 2014 and as Executive Vice President of Strategy and Corporate Development of Gevo, Inc. from June 2011 to May 2013. Mr. DeMuth currently serves on the University of Northern Colorado’s Monfort College of Business Dean’s Leadership Council. Mr. DeMuth is a Chartered Financial Analyst and received his M.B.A. in Oil and Gas Finance from the University of Denver and his B.S. in Business Administration from Colorado State University.

Cyrus “Skip” Marter was named the Company’s Executive Vice President, General Counsel and Secretary in November 2018. He joined Bonanza Creek in October 2016, as Senior Vice President, General Counsel and Secretary. During the six months leading up to that time, he assisted Bonanza Creek on a seconded basis while with the Denver law firm of Davis Graham & Stubbs LLP. Mr. Marter previously served as Forest Oil Corporation’s General Counsel for nine years and led the U.S. legal group at Encana Oil & Gas (USA) Inc. He began his legal career in 1990 at the Houston law firm of Susman Godfrey LLP and was a partner at the firm from 1996 to 2002. Mr. Marter holds a B.S. in Petroleum Engineering from Texas A&M University and a law degree from the University of Texas School of Law.

Dean Tinsley was named the Company’s Senior Vice President, Operations in November 2017. He joined the Company in April 2013 as Production Engineering Manager and was named Vice President—Rocky Mountain Asset Management in May 2015 and Vice President, Operations and Engineering in September 2016. Mr. Tinsley is responsible for all operations for the Company, including drilling, completions, production, infrastructure and environmental, health, safety & regulatory compliance (“EHS&RC”). He has more than 25 years of progressive experience in exploration and production management, operations and engineering. From 2005 to 2013, Mr. Tinsley held positions as Asset Director for the Piceance Basin and Director of Operations for the Marcellus Region, respectively, with WPX Energy. Prior to this, he held operational, technical and supervisory roles in three additional basins for Amoco, Barrett Resources and Williams Production Company. Mr. Tinsley holds a B.S. in Engineering from Colorado School of Mines and an M.B.A. from Colorado State University.

Sandra K. Garbiso was named the Company’s Vice President and Chief Accounting Officer as well as principal accounting officer in November 2017. She joined the Company in January 2014 as Manager, Financial Reporting and was named Director, Financial Accounting in March 2015 and Controller in June 2016. Ms. Garbiso is a certified public accountant with over 15 years of accounting and financial management experience. Prior to joining Bonanza Creek, Ms. Garbiso served as the Controller at Republic Financial Corporation from January 2013 to January 2014, and was the Financial Reporting Manager at SM Energy Company from December 2007 to December 2012. Ms. Garbiso has an accounting degree from the University of Northern Colorado.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 7

CORPORATE GOVERNANCE

Our Company

Bonanza Creek Energy, Inc. is an independent Denver-based energy company engaged in the acquisition, exploration, development and production of onshore oil and associated liquids-rich natural gas in the United States. Our oil and liquids-weighted assets and operations are concentrated in the rural portions of the DJ Basin in Colorado, which we have designated the Rocky Mountain region. The DJ Basin is one of the premier oil and natural gas resource plays in the United States, benefiting from a low cost structure, mature infrastructure, strong production efficiencies, multiple producing horizons, multiple service providers, established reserves, and prospective drilling opportunities, which helps facilitate predictable production and reserve growth.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company’s Corporate Governance Guidelines cover the following principal subjects:

•	Process for Director Selections;

•	Qualifications and Responsibilities of Directors;

•	Committees of the Board;

•	Director Access to Management and Independent Advisors;

•	Director Compensation;

•	Director Orientation and Continuing Education;

•	Chief Executive Officer Evaluation and Management Succession;

•	Annual Performance Evaluations;

•	The Company’s Code of Business Conduct and Ethics;

•	Term Limits for Directors; and

•	Changed Circumstances of the Company’s Directors.

Our Corporate Governance Guidelines, including a copy of the current “Code of Business Conduct and Ethics,” are posted on our website at www.bonanzacrk.com. Our Corporate Governance Guidelines are reviewed annually and as necessary by our Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines are presented to the Board for its approval.

The New York Stock Exchange (the “NYSE”) has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes our Corporate Governance Guidelines comply with the NYSE rules.

Board Leadership

Our Board has separated the Chair and Chief Executive Officer roles. This leadership structure permits the Chief Executive Officer to focus his attention on managing our business and allows the Chair to function as an important liaison between management and the Board, enhancing the ability of the Board to provide oversight of the Company’s management and affairs. Our Chair provides input to our Chief Executive Officer and is responsible for presiding over the meetings of the Board and executive sessions of the independent directors, which we expect will be held at every regularly scheduled Board meeting in 2021. Our Chief Executive Officer is responsible for setting the Company’s strategic direction and for the day-to-day leadership performance of the Company. Based on current circumstances, the direction of the Company, and the experienced membership of our Board, our Board believes that separate roles for our Chair and our Chief Executive Officer, coupled with a majority of independent directors and strong corporate governance guidelines, is the most appropriate leadership structure for the Company and its stockholders at this time.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 8

Communications with the Board

Stockholders or other interested parties can contact any director (including the Chair of the Board), any committee of the Board, or our independent directors as a group, by writing to them at 410 – 17th Street, Suite 1400, Denver, Colorado 80202, Attention: Secretary. All such communications will be forwarded to the appropriate member(s) of the Board. Comments or concerns relating to the Company’s accounting, internal accounting controls, or auditing matters will be referred to members of the Audit Committee.

Director Independence

The Company’s standards for determining director independence require the assessment of our directors’ independence each year and periodically as circumstances change. A director cannot be considered independent unless the Board affirmatively determines that such director does not have any material relationship with the Company, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE. The Board assesses the independence of each independent director and each independent nominee for director under the Company’s Corporate Governance Guidelines and the independence standards of the NYSE, and has determined that Mses. Hudak and Robertson and Messrs. Craddock, Keglevic, Steck, and Wojahn are independent. As the Company’s President and Chief Executive Officer, Mr. Greager is not considered an independent director. All members of the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are considered independent, thus satisfying NYSE listing standards.

Director Qualifications

Our Board believes that individuals who serve as directors should have demonstrated notable or significant achievements in business, education, or public service; should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism, and intense dedication to serving the interests of the Company’s stockholders. Our Corporate Governance Guidelines limit the number of boards on which a director may sit to no more than four other public company boards in the absence of obtaining the Board’s prior approval. The following are qualifications, experience, and skills for Board members, which are important to the Company’s business and its future:

•	Leadership Experience—The Company seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. The directors should demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They should have experience in identifying and developing the Company’s current and future leaders. The relevant leadership experience the Company seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

•	Finance Experience—The Company believes that all directors should possess an understanding of finance and related reporting processes. The Company also seeks directors who qualify as an “audit committee financial expert” as defined in the SEC’s rules.

•	Industry Experience—The Company seeks directors who have relevant oil and gas industry experience.

•	Diversity of Backgrounds—Although the Board has not established any formal diversity policy to be used to identify director nominees, it is committed to actively seeking women and minority candidates as well as individuals with diverse backgrounds, skills, and experiences. When assessing a Board candidate’s background, skills, and experiences, the Nominating and Corporate Governance Committee takes into consideration a broad range of relevant factors, including a candidate’s ethnic status, gender, professional, cultural, political, and geographic background.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 9

Independent Director Share Ownership Requirements

Our Board has adopted stock ownership guidelines for our independent directors to further align the interests of our independent directors with the interests of our stockholders. In the interest of adhering to best governance practice, independent directors must hold shares with a fair market value equal to five times such independent director’s annual cash retainer. Independent directors will have five years to comply with the ownership requirement starting from the later of (i) the date on which such independent director was appointed or elected and (ii) April 28, 2017. Upon reaching the required ownership level based on the then-current closing price of our common stock, independent directors are not required to accumulate any shares in excess of shares held as of the determination date, regardless of changes in the price of our common stock.

Anti-Hedging and Anti-Pledging Policies

Our Insider Trading Policy prohibits all directors, officers of the level of Vice President and above, and certain key employees in accounting, legal, and other departments (collectively, “Insiders”) from engaging in short-term trading involving Company stock in the absence of the Company’s advance approval. Our Insider Trading Policy further prohibits options trading, short sales, trading on margin, hedging, and the buy or sell of puts or calls with respect to the Company’s securities, without advance approval.

Our Stock Ownership Policy prohibits the Company’s executive officers, as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended (collectively, the “Executive Officers”) and independent members of the Board (collectively, the “Independent Directors” and, together with the Executive Officers, the “Covered Persons” and each a “Covered Person”), from pledging as collateral for a loan any of the Company’s common stock that they own or have a right to receive.

Oversight of Risk Management

While the Board oversees our risk management processes, with particular focus on the most significant risks we face, management is responsible for day-to-day risk management. We believe this division of responsibilities is the most effective approach for addressing the risks we face. We also believe that the current Board leadership structure, with Mr. Steck serving as our Chair of the Board and Mr. Greager serving as our President and Chief Executive Officer, supports this approach by facilitating communication between management and the Board regarding risk management issues. We also believe that this design places the Board in a better position to evaluate the performance of management, more efficiently facilitates communication of the views of the independent directors, and contributes to effective corporate governance. The Board realizes, however, that it is not possible or desirable to eliminate all risk and that appropriate risk-taking is essential in order to achieve the Company’s objectives.

Except as discussed below, the Board oversees the Company’s assessment of major risks and the measures taken to manage such risks. For example, the Board:

•	provides governance and oversight for the financial and commodity risks assumed by the Company and approves the policies and periodically reviews and discusses with the members of management the procedures and systems in place to identify, review, and mitigate the Company’s exposure to such risks;

•	along with the Company’s Audit Committee, reviews the Company’s commodity price risk and hedging strategy with executive management at least quarterly and provides oversight of the Company’s hedging policy; and

•	reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board-review significant departures from those plans.

The Company’s Audit Committee is responsible for overseeing the Company’s assessment and management of financial reporting and internal control risks, as well as other financial risks, such as commodity price risk and the credit risks associated with counterparty exposure. Management and the Company’s independent registered public accountants report regularly to the Audit Committee on those subjects.

The Company’s Compensation Committee periodically reviews our compensation programs to ensure that they do not encourage excessive risk-taking and reports its significant findings to the full Board.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 10

Plurality Voting for Directors; Director Resignation Policy

The Company’s bylaws provide for the election of directors by a plurality of the votes cast. This means that the seven individuals nominated for election to the Board who receive the most “FOR” votes (among votes properly cast in person, electronically or by proxy) will be elected.

On November 12, 2018, the Board adopted a Director Resignation Policy (the “Resignation Policy”). The Resignation Policy provides that each nominee to the Board shall submit a contingent resignation to the chair of the Nominating and Corporate Governance Committee that will become effective only if (i) such director-nominee receives a greater number of “withhold” votes than votes “for” his or her election (a “Majority Withheld Vote”) and (ii) the Board accepts the resignation.

The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and make a recommendation to the Board as to whether the resignation should be accepted. In making this recommendation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by its members including, without limitation, (1) the stated reasons for the Majority Withheld Vote; (2) the qualifications of the director; (3) the overall composition of the Board and whether accepting the resignation would cause the Company to violate any applicable rule or regulation; and (4) whether accepting the resignation would be in the best interests of the Company and its stockholders. The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the stockholders’ meeting at which the election occurred. Following the Board’s decision, the Company will promptly publicly disclose its decision whether to accept or reject such tendered resignation in a periodic or current report filed or furnished in accordance with SEC rules.

Any director who changes his or her employer or otherwise has a significant change in job responsibilities shall give written notice to the Nominating and Corporate Governance Committee, specifying the details, as soon as feasible. Any director who changes his or her employer or otherwise has a significant change in job responsibilities shall also proffer his or her resignation to the Board. The Board, through the Nominating and Corporate Governance Committee, shall review the matter in order to evaluate the continued appropriateness of such director’s membership on the Board and each applicable Board committee under these circumstances, taking into account all relevant factors and may accept or reject a proffered resignation. Following the Board’s decision, the Company will promptly publicly disclose its decision whether to accept or reject such tendered resignation in a periodic or current report filed or furnished in accordance with SEC rules.

While this summary reflects the current terms of the Resignation Policy, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate. The Resignation Policy is published on our website, www.bonanzacrk.com, under “Corporate Governance,” and is also available by written request to Bonanza Creek Energy, Inc., Investor Relations, 410 – 17th Street, Suite 1400, Denver, Colorado 80202.

Meetings and Committees of Directors

During 2020, the Board held fifteen (15) meetings, including regularly scheduled and special meetings. Our independent directors routinely meet in executive session immediately before or after each meeting of the Board. During 2020, each of our current directors attended at least 85% of the aggregate of all meetings of the Board and the standing committees of the Board on which they serve.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 11

The following table identifies the current members of each committee (or members of such committee at its time of dissolution) and sets forth the number of meetings held in 2020:

Name of Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	ESG Committee (formerly the EHS&RC and Reserves Committee)
Independent Directors
James E. Craddock
Carrie L. Hudak
Paul Keglevic
Audrey Robertson
Brian Steck
Jeff E. Wojahn
Inside Director
Eric T. Greager
Number of Meetings in 2020	5	7	4	3

Legend
Board Chair
Committee Chair
Member
Financial Expert

In January 2020, the Board adopted resolutions appointing Carrie L. Hudak as a member of the EHS&RC and Reserves Committee. Effective as of March 4, 2020, Ms. Hudak was appointed as a member of the Audit Committee replacing Thomas B. Tyree, Jr., who contemporaneously resigned from the Board, Audit Committee, and Compensation Committee. In February 2021, the Board reorganized the EHS&RC and Reserves Committee into the ESG Committee. In April 2021, the Board adopted resolutions appointing the Chair of the Board and the membership and leadership of the Board’s committees, with all such changes being subject to and coincident with the closing of the merger with HighPoint Resources Corporation.

Each standing committee has adopted a formal charter detailing such committee’s duties, functions and responsibilities. The charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are posted on the Company’s website, www.bonanzacrk.com, and such charters are drafted in a manner consistent with the regulations of the SEC and standards of the NYSE. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

Audit Committee

The current members of the Audit Committee are Mr. Keglevic, Chair, and Mses. Hudak and Robertson. The members of the Audit Committee during 2020 were Mr. Keglevic, Chair, Ms. Hudak, and Mr. Vogel. The Audit Committee met five times in 2020.

Our Board has determined all three members of the Audit Committee to be financially literate under the standards of the NYSE and SEC regulations and has also determined that Mr. Keglevic qualifies as an “audit committee financial expert” as defined in SEC regulations. The Audit Committee oversees, reviews, acts on, and reports on various auditing and accounting matters to our Board, including: the scope of our annual audits, fees to be paid to our independent accountants, the performance of our independent accountants, and our accounting and reporting practices and processes. In February 2021, in connection with the creation of the ESG Committee, the Board further expanded the scope of the Audit Committee to include oversight of the Company’s estimates of proved oil and gas reserves, and the Company’s independent reserve engineers’ qualifications, independence, and performance. The Board has delegated to the Audit Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Audit Committee as set forth in the Audit Committee’s charter. The Audit Committee may delegate any responsibilities of the Audit Committee to individual members of the Audit Committee. In addition, the Audit Committee oversees our compliance programs relating to legal and regulatory requirements and the Company’s assessment and management of financial reporting and internal control risks. Additional information regarding the functions performed by the Audit Committee is set forth in the “Audit Committee Report” included herein.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 12

Compensation Committee

The current members of the Compensation Committee are Mr. Wojahn, Chair, and Mses. Hudak and Robertson. The members of the Compensation Committee during 2020 were Mr. Vogel, Chair, and Mr. Wojahn. The Compensation Committee met seven times in 2020.

The Compensation Committee recommends to the independent directors of the Board for their approval the total compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of the Chief Executive Officer’s performance in light of goals and objectives set and approved by the Compensation Committee, the Nominating and Corporate Governance Committee, and the full Board. The Chief Executive Officer makes compensation recommendations to the Compensation Committee for all other executive officers, including salary and annual cash and equity compensation. The Compensation Committee then reviews such recommendations and determines whether to approve them. The Compensation Committee also oversees our compensation and benefit plans; stockholder proposals relating to executive compensation; our human resources management, strategies and initiatives; the implementation of our Recoupment Policy; and reviews and considers the results of our Say on Pay Votes, and recommends related responses, if any, to the Board. The Board has delegated to the Compensation Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee as set forth in the Compensation Committee’s charter. The Compensation Committee may form and delegate authority to subcommittees comprised of members of the Compensation Committee. The Compensation Committee has sole authority to retain and dismiss compensation consultants and other advisors that provide objective advice, information and analysis regarding executive and director compensation. These consultants report directly to and may meet separately with the Compensation Committee and may consult with the Compensation Committee Chair between meetings. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its Chair may determine. The Compensation Committee is responsible for the oversight of the Company’s management succession planning. Additional information regarding the functions performed by the Compensation Committee is set forth in the “Compensation Discussion and Analysis” section and the “Compensation Committee Report” included herein.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Mr. Keglevic, Chair, and Messrs. Steck and Craddock. The members of the Nominating and Corporate Governance Committee during 2020 were Mr. Keglevic, Chair, and Messrs. Steck and Vaughn. The Nominating and Corporate Governance Committee met four times in 2020.

The Nominating and Corporate Governance Committee identifies, evaluates, and recommends qualified nominees to serve on our Board and develops and oversees our internal corporate governance processes. Our Board, through the Nominating and Corporate Governance Committee, evaluates itself annually. The Nominating and Corporate Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes, and viewpoints among our directors. It does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship, or any other legally protected status. The Nominating and Corporate Governance Committee is also primarily responsible for reviewing and approving the goals and objectives relevant to the Company’s Chief Executive Officer’s performance and coordinating the annual evaluation of the Chief Executive Officer’s performance based on such goals and objectives. The Board has delegated to the Nominating and Corporate Governance Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Nominating and Corporate Governance Committee as set forth in the Nominating and Corporate Governance Committee’s charter. The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees comprised of members of the Nominating and Corporate Governance Committee. Additional information regarding the functions performed by the Nominating and Corporate Governance Committee is set forth in the “Other Matters—Stockholder Proposals; Identification of Director Candidates” section included herein.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 13

EHS&RC and Reserves Committee

The members of the EHS&RC and Reserves Committee during 2020 were Mr. Wojahn, Chair, Mr. Greager; Ms. Hudak, and Mr. Vaughn. The EHS&RC and Reserves Committee met three times in 2020.

The EHS&RC and Reserves Committee assisted our Board in fulfilling our responsibilities to provide global oversight and support of the Company’s environmental, health, safety, and regulatory compliance policies, programs and initiatives. In carrying out its responsibilities, the Committee reviewed the status of our health, safety, and environmental performance, including processes monitoring and reporting on compliance with internal policies and goals and applicable laws and regulations. In addition, our Committee oversaw, reviewed, acted on, and reported to the Board on matters regarding our reserve engineering reports and reserve engineers. Our Committee oversaw (i) the integrity of our reserve reports, (ii) determinations regarding the qualifications and independence of our independent reserve engineers, (iii) the performance of our independent reserve engineers, and (iv) our compliance with certain legal and regulatory requirements relating to reserve reporting. In February 2021, the Board adopted resolutions reorganizing the EHS&RC and Reserves Committee into the ESG Committee.

ESG Committee

The members of the ESG Committee are Ms. Hudak, Chair, and Messrs. Craddock and Wojahn.

The ESG Committee was created in February 2021 and replaces the former EHS&RC and Reserves Committee. The ESG Committee continues to assist our Board in fulfilling our responsibilities to provide global oversight and support of the Company’s environmental, health, safety, and regulatory compliance policies, programs and initiatives. In carrying out these responsibilities, the Committee reviews the status of our health, safety, and environmental performance, including processes monitoring and reporting on compliance with internal policies and goals and applicable laws and regulations. In addition, the ESG Committee is responsible for the oversight and support of the Company’s environmental, social, and social governance commitments, functions, and responsibilities. In carrying out these responsibilities, the Committee monitors (i) the Company’s general strategy relating to ESG matters, including corporate social responsibility; social governance, including the Company’s policies and practices promoting diversity, inclusion, and human and workplace rights; sustainability; and other public policy matters, (ii) communications with employees, investors, and other stakeholders of the Company relating to ESG matters, and (iii) developments relating to, and improving the Company’s understanding of, ESG matters. The Committee is also responsible for the oversight of the Company’s five-year capital development program and the Company’s ability to develop its proved undeveloped reserves in a timely manner.

Attendance at Annual Meetings

The Board encourages all directors to attend all annual meetings of stockholders, if practicable. All of our directors attended the 2020 Annual Meeting of Stockholders. We anticipate that all of our directors will attend the 2021 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis (“CD&A”) provides a general description of our executive compensation program and information about its various components. This CD&A is intended to place in perspective the information contained in the executive compensation tables that follow this discussion.

Executive Summary

The following individuals are referred to as the “named executive officers” for fiscal year 2020 and are included in the Summary Compensation Table:

Named Executive Officers as of December 31, 2020

•	Eric Greager, President and Chief Executive Officer

•	Brant DeMuth, Executive Vice President and Chief Financial Officer (principal financial officer)

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 14

•	Cyrus “Skip” Marter, Executive Vice President, General Counsel and Secretary

•	Dean Tinsley, Senior Vice President, Operations

•	Sandi Garbiso, Vice President and Chief Accounting Officer

Introduction

The information presented in this CD&A focuses on our fiscal year 2020; however, we also describe compensation actions taken before or after fiscal year 2020 to the extent such discussion enhances the understanding of our executive compensation disclosure.

2020 Financial and Operational Results

Our 2020 financial and operational results include:

•	General and administrative expense per barrel of oil equivalent (“Boe”) decreased by 18% for the year ended December 31, 2020 when compared to the same period during 2019;

•	Lease operating expense decreased by $3.3 million or $0.57 per Boe for the year ended December 31, 2020 when compared to the same period during 2019;

•	Crude oil equivalent sales volumes increased 8% for the year ended December 31, 2020 when compared to the same period during 2019, despite the significant curtailment of our drilling and completion program in response to the drop in commodity prices;

•	Borrowings under our Credit Facility were reduced by $80.0 million to zero during the year ended December 31, 2020;

•	Total liquidity was $284.7 million at December 31, 2020, consisting of cash on hand plus funds available under our Credit Facility;

•	Cash flows provided by operating activities for the year ended December 31, 2020 was $158.8 million, as compared to cash flows provided by operating activities of $224.6 million during the year ended December 31, 2019;

•	Proved reserves of 118.2 MMBoe as of December 31, 2020 decreased by 3% when compared to proved reserves as of December 31, 2019; and

•	Capital expenditures, inclusive of accruals, were $67.7 million during the year ended December 31, 2020, which was within guidance.

Business Strategies and 2021 Outlook

The Company’s primary objective is to maximize shareholder returns by responsibly developing our oil and gas resources. We seek to accomplish this through development of existing inventory and value-accretive acquisition and divestiture activity. We seek to balance production growth with maintaining a conservative balance sheet. Key aspects of our strategy include:

•	Horizontal multi-well pad development across our leasehold. We believe horizontal development, utilizing multi-well pad locations and centralized production facilities is the most efficient, environmentally-friendly, and economical way to recover the hydrocarbons located within our leasehold.

•	Enhanced, high-intensity completions. We continuously evaluate completion designs to increase well productivity and apply a multivariate regression analysis augmented by real-time proprietary machine-learning algorithms with the objective of maximizing economic returns based on the real-time dynamics of commodity price and input factor costs. Petrophysical, geological, geophysical, geochemical, and reservoir fluid analysis is used in conjunction with spacing evaluations and individualized well designs to maximize the value of each spacing unit.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 15

•	Continuous safety improvement and strict adherence to health and safety regulations. Our goal is to utilize industry best practices to meet or exceed regulatory requirements and consistently engage stakeholders in our development planning. We strive to maintain a safe workplace for our employees and contractors at all times.

•	Environmental stewardship. We constantly strive to control and reduce emissions and seek to comply with all applicable air quality and other environmental rules and regulations. We employ best practices including pipeline gathering and takeaway as well as vapor recovery, infrared leak detection, and water recycling. Additionally, we work closely with our service providers to help ensure they stay in compliance with environmental regulations when operating on our behalf.

•	Disciplined approach to acquisitions and divestitures. Opportunities are evaluated in the context of maximizing shareholder value, maintaining development flexibility and a healthy balance sheet. We pursue value-accretive acquisitions and divestitures, and strive to increase scale while minimizing financial and operational risk.

•	Prudent risk management. The Company believes a healthy balance sheet, focus on cost control, and minimizing long-term commitments are critical to controlling risk. A low debt profile and judicious use of hedging practices help reduce cash flow volatility. Continually striving to be a cost-efficient operator and maintaining a flexible capital spending program enable us to respond to changing market conditions.

The Company is also committed to continuously improving its environment, social, and governance (“ESG”) performance. We work to identify and implement opportunities to minimize our environmental impact. In addition to employing best practices to reduce emissions, generally, our efforts include monitoring and reducing greenhouse gas emissions, and evaluating the risks and opportunities that climate change may present to our business and incorporating them into our business strategy. We invest in our employees by providing regular annual safety training for all employees, hands-on safety training for field employees, and opportunities for professional development across the organization. The Company also plans to conduct regular shareholder outreach efforts focused on a variety of topics, including executive compensation and other ESG issues.

As a further step in these efforts, our Board of Directors recently approved the restructuring of its EHS&RC and Reserves Committee to become its new “ESG Committee.” The ESG Committee will be responsible for overseeing and supporting the Company’s commitment to environmental, health, and safety, social responsibility, sustainability, and other public policy matters relevant to the Company. (Responsibility for oversight of the Company’s processes for estimating and reporting its proved reserves will shift to the Board’s Audit Committee.) The ESG Committee will assist senior management in setting the Company’s general strategy relating to ESG matters and in developing, implementing, and monitoring initiatives and policies based on that strategy.

The worldwide outbreak of COVID-19, the uncertainty regarding the impact of COVID-19, and various governmental actions taken to mitigate the impact of COVID-19, have resulted in an unprecedented decline in demand for oil and natural gas. At the same time, the decision by Saudi Arabia in March 2020 to drastically reduce export prices and increase oil production further increased the excess supply of oil and natural gas. Due to the decline in crude oil prices and ongoing uncertainty regarding the oil supply-demand macro environment as a result of these events, we suspended in 2020 all drilling and significantly reduced completion and infrastructure activities.

The COVID-19 outbreak and its development into a pandemic in March 2020 have also required that we take precautionary measures intended to help minimize the risk to our business, employees, customers, suppliers, and the communities in which we operate. Our operational employees are currently still able to work on site. However, we have taken various precautionary measures with respect to our operational employees such as requiring them to verify they have not experienced any symptoms consistent with COVID-19, or been in close contact with someone showing such symptoms, before reporting to the work site, quarantining any operational employees who have shown signs of COVID-19 (regardless of whether such employee has been confirmed to be infected), and imposing social distancing requirements on work sites, all in accordance with the guidelines released by the Centers for Disease Control and Prevention. We have not yet experienced any material operational disruptions (including disruptions from our suppliers and service providers) as a result of a COVID-19 outbreak.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 16

Due to the unprecedented drop in commodity prices that commenced in early March 2020, the Company updated its 2020 operating plan and reduced planned development activity including limited drilling and completion activity that concluded in March 2020, with a small amount of additional completion work done in July 2020.

In further response to the drop in commodity prices, our named executive officers and independent directors voluntarily reduced their compensation. Effective in early April 2020, our Chief Executive Officer’s salary was reduced by 12.5%, the other named executive officers’ salaries were each reduced by 10%, and our independent directors’ base annual cash retainers were reduced by 15%. In addition, the Company completed a 12% reduction in its workforce during the second quarter. Finally, the Company implemented approximately $8 million in LOE and RMI operating expense savings compared to the Company’s original 2020 plan.

The Company initially provided guidance for the first quarter of 2021 for Bonanza Creek as a stand-alone company. Additional guidance for 2021 on a combined basis was provided on April 5, 2021, after the closing of our merger with HighPoint Resources Corporation. The April 5, 2021 guidance reflected total annual capital expenditures of between $150 and $170 million, full-year pro forma production (assuming the merger had closed on January 1, 2021) of approximately 42 thousand BOE per day, and over $150 million of full-year levered free cash flow at then current commodity strip pricing. The Company’s 2021 capital plan includes completing 45 gross (39.9 net) drilled, uncompleted (“DUC”) wells, and picking up a drilling rig in the fourth quarter of 2021, with completions of those newly drilled wells to begin in 2022. Actual results with respect to all of these projections could vary significantly based on, among other things, market conditions, commodity prices, drilling and completion costs, and well results.

Features of Our Compensation Program in 2020

We strive to create a compensation program that encourages long-term value creation by tying individual compensation to the attainment of our annual performance targets and the long-term performance of our stock while acknowledging and fostering the unique qualifications, skills, experience, and responsibilities of each individual. Key features include:

Practices that We Engaged in or Allowed in 2020

✓	Pay for Performance—Total compensation of our named executive officers was substantially weighted toward performance-based pay. Our short-term cash incentive awards, which were fully at-risk, were based on performance against pre-set key financial, operational and strategic execution performance indicators. Further, the majority of our long-term incentive awards granted to our named executive officers in 2020 are tied to three-year absolute and relative total shareholder return and three-year return on capital employed, and are fully at-risk.

✓	External Benchmarking—Our Compensation Committee reviews competitive compensation data based on an appropriate group of exploration and production peer companies prior to making annual compensation decisions.

✓	Mitigation of Undue Risk—We conduct a risk assessment annually to carefully consider the degree to which compensation plans and decisions affect risk-taking. We do not believe that any of the compensation arrangements in place are reasonably likely to have a material adverse impact on the Company.

✓	Robust Stock Ownership—We have adopted robust stock ownership guidelines for our named executive officers and directors that prohibit executive officers and directors from pledging or hedging Company common stock.

✓	Minimum Vesting—Our annual equity awards provided for full vesting to occur over a minimum period of three years, except in limited circumstances involving certain terminations of employment.

✓	Double-Trigger Equity Acceleration upon a Change in Control—Under our Executive Change in Control and Severance Plan (the “Severance Plan”), vesting acceleration of equity incentives following a change in control only occurs if the executive is terminated without cause or resigns for good reason within 12 months following a change in control. As disclosed in the past, the Board amended the Severance Plan during 2017 in a manner that reduced the severance benefits owed to each of the executive categories and better aligned the Severance Plan with the interests of our stockholders.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 17

✓	Independent Compensation Consultant—We have engaged an independent executive compensation advisor who reports directly to the Compensation Committee and provides no other services to the Company.

✓	Focus on Total Compensation—Our Compensation Committee conducts a detailed analysis of total compensation prior to making annual executive compensation decisions.

✓	Consistently Timed Awards—Awards are not timed for recipients to benefit from the release of material, non-public information.

✓	Recoupment Policy—We have adopted a recoupment policy requiring the recoupment of certain incentive compensation paid to officers of the Company when their conduct constitutes “Detrimental Conduct” under the policy, which helps to ensure that officers act in the best interests of the Company, its parents and subsidiaries, and its stakeholders at all times.

Practices that We Did Not Engage in or Allow in 2020

No Excise Tax Gross-Ups—Neither our Severance Plan nor our employment agreements provide for excise tax gross-ups.

No Repricing or Backdating—Our long-term incentive program (“LTIP”) prohibits the repricing, backdating, or buyouts of stock options or stock appreciation rights.

No Hedging or Derivative Transactions in Company Stock—We prohibit our executives from engaging in any short-term trading, short sales, option trading, or hedging transactions related to our common stock. We also prohibit our executives from purchasing our common stock on margin.

Minimal Perquisites—We offer minimal perquisites to the Company’s executives, few of which are not offered to all of the Company’s employees. The Company believes executive salary and short-term incentive program (“STIP”) payments, as well as LTIP grants, fully compensate our executives.

Compensation Committee Consideration of 2020 Stockholder Advisory Vote on Our Compensation Program. Our Compensation Committee is continuously mindful of our stockholders’ views on executive compensation. At our 2020 Annual Meeting of Stockholders, over ninety-nine percent (99%) of the advisory votes cast voted to approve our named executive officer compensation. This was an increase from the approximately 73% of the advisory votes cast in favor our named executive officer compensation in 2019. The Compensation Committee considered the 2020 vote to be a solid endorsement of the Company’s compensation practices.

Highlights of Compensation Actions. The table below summarizes key actions taken in 2020:

Element	Action
Flat Base Salaries

Our Board and Compensation Committee elected not to increase the base salary for any of our named executive officers in 2020. Further, all named executive officers voluntarily elected to reduce their base salaries in March 2020.

STIP Awards

Our STIP awards start with a target amount tied to a named executive officer’s base salary. As a result, the salary reductions that our named executive officers volunteered for in March 2020 also had the effect of reducing STIP awards for 2020. Even though performance under the 2020 STIP’s company-wide key performance indicators (“KPIs”) was comparable to 2019 performance, total STIP awards to our named executive officers for 2020 were approximately 11% lower than for 2019.

LTIP Awards

The Compensation Committee implemented changes in 2020 to the PSUs awarded to our named executive officers. The mix of awards between PSUs and RSUs remained the same from 2018 and 2019: sixty percent of the awards to the named executive officers (measured by grant date fair value) were in the form of PSUs and forty percent in the form of RSUs. Our PSUs contain performance metrics tied to absolute and relative total shareholder return (“TSR”) and return on capital employed (“ROCE”). Despite the fact that the Company’s relative TSR and return on investments have been solid, the payout for PSUs granted in 2018 was zero and the payout for PSUs granted in 2019 is also likely to be zero. In response, the Compensation Committee revised the TSR and ROCE performance thresholds under the 2020 PSUs to be more reasonably achievable.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 18

2021 Compensation Program. Our Board and Compensation Committee remain focused on structuring our compensation program to ensure proper alignment of pay with performance. They are also focused on making needed adjustments to our compensation program to account for our recent merger with HighPoint Resources Corporation.

In 2021, our compensation program will be further aligned with the Company’s commitment to continuously improving its environment, social, and governance (“ESG”) performance. Building on our strong environment, health, and safety performance, which is currently considered among our company-wide key performance indicators discussed below, we intend to incorporate additional metrics for the purpose of determining compensation relative to the Company’s ESG performance.

Compensation Philosophy and Objectives

At Bonanza Creek, we view our employees as an investment for the future. We invest in our people to grow our business and deliver more value to our stockholders. The objectives of our compensation program are:

•	to attract, retain and motivate the most qualified individuals in the oil and gas industry whom we can identify and recruit;

•	to provide total compensation that aligns compensation levels with performance and that is flexible enough to respond to changing market conditions; and

•	to align the interests of our named executive officers with our stockholders’ interests.

We design our compensation program to reward named executive officers for performance that creates stockholder value, in that incentive compensation is only earned by successfully implementing our long-term strategy or by achieving our short-term goals. Our compensation program, including benefits and perquisites, is reviewed by our Compensation Committee annually.

Executive Compensation Risk Assessment

The Compensation Committee, in conjunction with advice provided by the Compensation Consultant (defined below), designed our 2020 short-term and long-term compensation programs with features that reduce the likelihood of excessive risk-taking, including an appropriate mix of cash and equity and short-term and long-term incentives, caps on short-term bonus program payouts, an appropriate weighting of fixed and at-risk compensation components, a balance of operating, financial, and strategic execution performance measures, significant stock ownership requirements for officers, extended vesting schedules on equity grants, and prohibitions on engaging in derivative transactions in our common stock. We do not believe that our current or proposed compensation policies and practices encourage excessive or unnecessary risk-taking and have determined that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Setting Executive Officer Compensation

Role of our Board and Compensation Committee. Our Compensation Committee (i) oversees our compensation programs on behalf of our Board; (ii) is responsible for proposing programs for approval by our Board that attract, retain, and motivate qualified executive-level talent; (iii) monitors our compensation programs and strives to ensure that the total compensation paid to our named executive officers is fair, reasonable, and competitive with total compensation provided to executive officers serving in similar roles and with similar responsibilities in other U.S. publicly traded energy companies; and (iv) makes proposals to our independent directors regarding the compensation of our Chief Executive Officer. The Compensation Committee is also responsible for approving the compensation of our other executive officers, and takes into consideration proposals made by our Chief Executive Officer regarding such compensation. The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director or executive officer compensation. The Compensation Committee has sole authority to approve the compensation consultant’s fees and other retention terms and has authority to cause the Company to pay the fees and expenses of the compensation consultant. Following receipt and review of compensation recommendations from our Compensation Committee, the Board, together with the Compensation Committee, approves named executive officer compensation.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 19

Role of the Compensation Consultant. The Compensation Committee has selected Meridian Compensation Partners, LLC to serve as a consultant to the Compensation Committee on compensation-related issues. The Compensation Committee had previously engaged a different compensation consultant and only selected Meridian Compensation Partners, LLC after a fulsome review of several potential consultant candidates. (Meridian Compensation Partners, LLC is referred to herein as the “Compensation Consultant.”)

Our Compensation Committee chose the Compensation Consultant because our Compensation Committee believes the Compensation Consultant has extensive experience in providing executive compensation advice, including specific experience in the oil and gas industry. Our Compensation Committee continues to believe it is beneficial to have an experienced, independent third party assist it in evaluating and setting executive compensation. On an annual basis and when otherwise required, the Compensation Consultant provides our Compensation Committee with an analysis of our executive compensation programs, including total direct compensation comprised of base salary, annual incentives, and long-term incentive compensation, in order to assess the competitiveness of our programs and to provide conclusions and recommendations. Additionally, the Compensation Consultant attends meetings with the Compensation Committee and the Board, reviews Company public disclosures, and serves as a resource for the Chair of our Compensation Committee on an as-needed basis.

In making a determination to retain the Compensation Consultant, the Compensation Committee assesses the independence of the Compensation Consultant pursuant to SEC rules and considers, among other things, whether the Compensation Consultant provides any other services to us, the policies of the Compensation Consultant that are designed to prevent any conflicts of interest between the Compensation Consultant, the Compensation Committee, and us, any personal or business relationships between the Compensation Consultant and a member of the Compensation Committee or one of our executive officers, and whether the Compensation Consultant owns any shares of our common stock. Based in part on representations made by the Compensation Consultant, the Compensation Committee has concluded that the Compensation Consultant does not have any conflicts of interest in the representation of our Compensation Committee. While the Compensation Consultant makes recommendations to our Compensation Committee on compensation, our Compensation Committee and Board make and implement compensation decisions and have full discretion to do so independent of the Compensation Consultant’s recommendations. The Compensation Committee also has the right to terminate the services of the Compensation Consultant and appoint a new compensation consultant at any time. For fiscal year 2020, our Compensation Committee took into consideration the discussions, guidance, and compensation studies produced by the Compensation Consultant to make compensation decisions.

Competitive Benchmarking and Peer Group. Our Compensation Committee considers competitive industry data in making executive pay determinations. The Compensation Committee focuses on a group of peer companies with market capitalization and growth profiles similar to ours, taking into account geographic footprint and employee count and location. The Committee intends to continue, at a minimum on an annual basis, its review and assessment of the peer group and will make changes to the group when it is deemed appropriate.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 20

During the first half of 2020, the Compensation Committee continued to use the peer group of companies defined and described in our 2020 annual proxy statement as the “2019 Peer Group.” The Compensation Committee then approved a revised peer group (the “2020 Peer Group”) consisting of the following companies:

Name	Ticker	Revenue ($MM)	Market Capitalization ($MM)	Enterprise Value ($MM)
Laredo Petroleum, Inc.	LPI	677	236	1,429
Centennial Resource Development, Inc.	CDEV	580	418	1,489
Montage Resources Corporation	MR	N/A	N/A	N/A
Berry Corporation	BRY	406	294	654
PennVirginia Corporation	PVAC	273	154	664
Earthstone Energy, Inc.	ESTE	191	348	950
Battalion Oil Corporation	BATL	148	134	266
Contango Oil & Gas Company	MCF	77	398	409
Amplify Energy Corp.	AMPY	276	49	290

HighPoint Resources Corporation	HPR	250	39	781

Bonanza Creek Energy, Inc.	BCEI	218	403	455

*	Data source—Bloomberg. Revenue, market capitalization (total value of issued and outstanding shares) and enterprise value (market capitalization plus minority interests and preferred shares, plus long-term debt, less cash and cash equivalents) as of December 31, 2020.

The Compensation Consultant compiled compensation data for the 2020 Peer Group from a variety of sources, including proxy statements, other publicly filed documents, and S&P Capital IQ.

Utilizing data obtained from the Compensation Consultant, we establish compensation standards for our named executive officers using compensation levels at or near the market midpoint, or 50th percentile, as a guideline or starting point, and adjust such benchmarks as appropriate for individual considerations such as experience, performance, tenure, and job responsibilities.

Importantly, as a result of adjustments, the compensation paid to our named executive officers is generally well below the 50th percentile. The Compensation Committee believes that this approach has resulted in our having a cost of senior management that falls below that of our peer companies.

Role of CEO and Other Named Executive Officers in Determining Executive Compensation. The Compensation Committee, after reviewing the information provided by the Compensation Consultant and considering other factors, determines each element of compensation assessed against the Company’s rigorous goals. When making determinations about each element of compensation for the other executive officers, the Compensation Committee considers recommendations from our Chief Executive Officer. Additionally, at the Compensation Committee’s request, our executive officers may assess the design of, and make recommendations related to, our compensation and benefit programs, including recommendations related to the performance measures used in our incentive programs. The Compensation Committee is under no obligation to use these recommendations and is conscious of the need for the evaluation and incorporation of an effective independent and stockholder-focused compensation review process.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 21

Elements of Our 2020 Compensation and Why We Pay Each Element

Our Compensation Committee, assisted by the Compensation Consultant and executive management, continues to develop compensation programs that provide our named executive officers with an overall compensation package tailored to our Company, subject to ratification or approval by our Board. With respect to our named executive officers in 2020, our Compensation Committee designed these programs to consist of five elements: base salary, annual performance-based cash incentive compensation (STIP), long-term equity-based compensation (LTIP), severance and change-in-control benefits, and other employee benefits and perquisites as set forth below.

Compensation Element	Description	Purpose
Base Salary	Fixed pay for performing day-to-day responsibilities; reflects individual experience, education, tenure in role, performance, internal pay equity and market compensation based on our peer group	Attract and retain qualified employees; and recognize skills, competencies, experience and individual contributions
STIP	Annual cash incentive opportunity payable depending upon annual performance in key metrics	Motivate management to achieve key short-term goals; attract and retain executive talent; and align executives’ interests with stockholders’ interests
LTIP	Equity-based long-term compensation opportunity that encourages executive retention with vesting of awards over multiple years	Drive stockholder value creation; align management interests with stockholders; encourage retention; reward the achievement of our long-term goals, and conserve cash resources

Severance and Change in Control	Lump sum cash payments of salary and bonus multiples, accelerated equity vesting, and continuation of COBRA benefits following certain termination events

Eliminate or reduce the reluctance of executives to pursue potential corporate transactions that could benefit the Company, but result in adverse consequences to the executive’s employment; and clarify termination benefits

Other Compensation: Benefits and Perquisites	401(k) match; parking; medical, dental, life and disability insurance	Attract and retain highly qualified employees and support the overall health and well-being of all employees

Pay-for-Performance. Our pay-for-performance philosophy is demonstrated in the mix of compensation that we provide to our named executive officers. A significant portion of our named executive officers’ compensation in 2020 was in the form of annual cash incentives and long-term equity-based incentives under the LTIP. Both forms of incentive were designed to steer the officers’ conduct and decision-making toward returns and capital efficiency that would benefit our stockholders. In addition, compensation that is paid in the form of time-based RSUs instead of cash is at-risk because its value varies with changes in the stock price and because it is forfeitable if the executive voluntarily terminates employment (without Good Reason) prior to vesting. With a considerable percentage of their compensation paid in equity during 2020, our named executive officers have a significant stake in the long-term success of the Company along with all other stockholders.

The following chart illustrates the mix of pay for our named executive officers in 2020. The indicated percentages are based on each named executive officer’s 2020 base salary and target amounts of compensation with respect to STIP and LTIP awards. Additionally, as the chart below further illustrates, approximately 74% of total target compensation for our named executive officers is attributable to the performance-based STIP and LTIP, and thus is variable and tied to performance of the Company (i.e., “at-risk”).

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 22

The variable, at-risk nature of these components of the target compensation is apparent when considering that, based on the results of their three-year performance period (ending on December 31, 2020), the actual payout under the PSUs granted to the named executive officers in 2018 was 0%; and, based on the results of the first two years of their three-year performance period, the projected payout under the PSUs granted to the named executive officers in 2019 is also currently 0%. However, the projected payout of the PSUs granted in 2020 is 95.8% of the number of PSUs granted, based on the Company’s total shareholder return and return on capital employed during the first year of the PSUs’ three-year performance period.

Impact of Company Performance on Chief Executive Officer Realizable Pay. In reviewing our named executive officers’ compensation included in the Summary Compensation Table, it is important to note that realized and realizable pay is often substantially different from the compensation that is reported in the Summary Compensation Table. The primary reason for the differences between reported pay in the Summary Compensation Table and realized pay and realizable pay is the method and timing used to value long-term equity awards. SEC rules require companies to report the grant date fair value of all equity awards in the Summary Compensation Table for the year in which they were granted. However, a substantial portion of our named executive officers’ total compensation is in the form of long-term equity-based awards, which vest over a three-year period, precluding its immediate realization at the grant date and correlating its realizable value to our future stock performance.

Our CEO’s realizable compensation varies significantly due to the substantial percentage of his total compensation that is attributable to the variable, at-risk performance-based STIP and LTIP. The following charts demonstrate how the Company’s performance (i.e., shareholder return and return on capital employed) significantly impact our CEO’s realizable compensation.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 23

Target compensation represents the sum of base salary, target annual STIP bonus, and the grant date fair value of LTIP awards. Realizable compensation is calculated as the sum of base salary, actual annual bonus paid under the STIP, and the intrinsic value of the LTIP awards established on the closing price of our common stock on December 31, 2020 of $19.33 per share. The intrinsic value of the LTIP awards is calculated as follows:

•	RSUs (representing approximately 40% of total LTIP award granted)—the closing price per share of our common stock on the NYSE on December 31, 2020 multiplied by the number of RSUs granted in 2020; and

•	PSUs (representing approximately 60% of total LTIP award granted)—the closing price per share of our common stock on the NYSE on December 31, 2020 multiplied by 95.8% of the number of PSUs granted in 2020, which percentage reflects the projected payout of the PSUs based on the Company’s total shareholder return and return on capital employed during the first year of the PSUs’ three-year performance period.

The strong correlation between Company performance and our CEO’s realizable pay is directly attributable to the mix of pay and overall design of the compensation program for our named executive officers, which are discussed above.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 24

2020 and Selected 2021 Compensation Actions

Base Salary. Base salary is intended to provide a guaranteed amount of compensation that recognizes the level of responsibility and authority of each individual named executive officer and compensates for the individual named executive officer’s day-to-day contributions to the Company’s success. In response to tight expense controls and efforts to preserve stakeholder value while retaining key employees, our Board and Compensation Committee have generally kept the base salaries for our named executive officers flat, both before and since the Company’s restructuring. The exceptions to this approach have historically been in conjunction with promotions or where the Compensation Committee concluded that an officer’s salary is significantly below market. In 2020, however, in response to both the unprecedented drop in commodity prices and the recommendation from our named executive officers, our Board and Compensation Committee determined to reduce the base salaries of our named executive officers. Base salaries for our named executive officers in 2019, 2020, and 2021 are as follows:

Name	2019 Base Salary ($)	2020 Base Salary ($)(1)	2021 Base Salary ($)	Change 2019- 2021 (%)
Eric Greager	500,000	437,500	437,500	(12.5)
Brant DeMuth	315,000	283,500	283,500	(10.0)
Cyrus “Skip” Marter	350,000(2)	283,500	283,500	(19.0)
Dean Tinsley	310,000	279,000	279,000	(10.0)
Sandi Garbiso	280,000(3)	252,000	252,000	(10.0)

(1)	Effective April 2, 2020, at the recommendation of the named executive officers, the base salaries of the named executive officers were reduced as follows: Mr. Greager from $500,000 to $437,500; Mr. DeMuth from $315,000 to $283,500; Mr. Marter from $315,000 to $283,500; Mr. Tinsley from $310,000 to $279,000; and Ms. Garbiso from $280,000 to $252,000.
(2)	Effective December 18, 2019, at Mr. Marter’s recommendation, his base salary was reduced from $350,000 to $315,000. The change was made in recognition of contemporaneous organizational adjustments, which reduced the number of departments reporting to Mr. Marter, and the importance of reducing G&A at the Company when appropriate.
(3)	Ms. Garbiso received a market adjustment mid-year 2019; 2019 starting base salary was $235,000.

Annual Cash Incentive Awards. All of our employees, including our named executive officers, are eligible to receive annual cash incentive awards tied to both the Company’s performance and the underlying individual’s performance.

We believe the annual cash incentive awards help us to:

•	attract and retain executive talent;

•	motivate management to achieve key short-term corporate goals; and

•	align executives’ interests with stockholders’ interests.

2020 STIP. Our STIP, providing for the award of annual cash incentive bonuses to certain of our employees, including our named executive officers, is to reward employees for their performance in helping the Company achieve its short-term goals. The STIP provides that the aggregate payout of awards, as well as individual awards for our named executive officers, must be approved by the Compensation Committee prior to the payment. The Compensation Committee has the authority to adjust STIP awards in its discretion. In 2020, 100% of Mr. Greager’s annual cash incentive was to be determined by the Company’s achievement of the Company-wide key performance indicators (“KPIs”). With respect to the other named executive officers, 80% of the annual cash incentive was to be determined by the Company’s achievement of the Company-wide KPIs and the remaining 20% was to be determined by individual performance.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 25

For the 2020 STIP, the named executive officers’ KPIs were consistent with the Company’s 2020 operating plan and included the following metrics as they relate to the Company’s assets as well as its corporate-level performance:

2020 Company KPI	Definition	Why We Use It
Production	The amount of oil and gas produced per day, measured in Boe	Rewards efforts used to align the Company’s critical operation, producing oil and gas, with the operating plan and growth strategy

Expense Control (G&A)	Annual recurring cash general and administrative expense	Encourages Company-wide focus on control of the cost structure to improve profitability

Expense Control (LOE + Opex)	Annual production costs of maintaining and operating property and equipment on a producing oil and gas lease and annual operating expenses for the Company’s midstream operations	Encourages Company-wide focus on control of the cost structure to improve profitability

EH&S	The Company’s performance compared to that of its peer group with respect to environmental, health and safety (“EH&S”)	Encourages responsible EH&S practices while the Company pursues its critical oil and gas producing operations

Well Returns Ratio	The ratio of capital-weighted average annual performance and the corresponding budget IRR	Encourages Company-wide focus on improving the returns of the wells drilled during the performance period

Production Efficiency Ratio	The ratio of capital spent on all wells that commenced production during 2020 and the corresponding production from the same set of wells, measured over the calendar year	Encourages Company-wide focus on capital efficiency in drilling wells

Pursuant to the 2020 STIP, target payouts were set at 75% (for our Vice President, Senior Vice President, and Executive Vice Presidents) and 100% (for the Chief Executive Officer) of base salary for our named executive officers. Target payouts for all named executive officers were prorated to reflect their salary decreases during 2020. The actual KPI payouts were subject to a range based on the following categories: threshold (50% of target), meet guidance (75% of target), target performance (100% of target), superior performance (150% of target), and exceptional performance (200% of target), with performance between such ranges interpolated on a linear basis. Exceptional performance is a “stretch” goal that, while achievable, removes all of the risk from our operating expectations and requires operational performance consistently at the high end of the range for each project. To prevent undue risk-taking, the maximum payout under the STIP in 2020 for named executive officers was capped at two times each such officer’s target payout—i.e., 150% of base salary for our Vice President, Senior Vice President, and Executive Vice Presidents, and 200% of base salary for our Chief Executive Officer.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 26

The following table summarizes the Company’s 2020 performance in the areas considered by our Compensation Committee as they applied to our named executive officers.

2020 Company KPI	Weight (1)	2020 Company Performance	Threshold (50%)	Meet Guidance	Target (100%)	Maximum (200%)	% of Target Bonus Achieved
Production	15%	25.24 MBoe/d	26.13 MBoe/d	26.81 MBoe/d	27.50 MBoe/d	28.88 MBoe/d	0%

Expense Control (G&A)	12.5%	$27.44 million	$32.9 million	$31.4 million	$29.9 million	$26.9 million	182.27%

Expense Control (LOE + Opex)	12.5%	$4.00 million	$5.01 million	$4.78 million	$4,55 million	$4.10 million	200%

EH&S	10%	Target	Discretion of EHS&RC and Reserves Committee (2)	Discretion of EHS&RC and Reserves Committee	Discretion of EHS&RC and Reserves Committee	Discretion of EHS&RC and Reserves Committee	110%

Well Returns Ratio	15%	1.01	0.8	0.9	1.0	1.2	105%

Production Efficiency Ratio	15%	0.71	1.2	1.1	1.0	0.8	200%

KPI SUBTOTAL	80%

(1)	With respect to the Chief Executive Officer, who had no Individual Performance KPI, his weightings for the Company-wide KPIs were as follows: (i) Production – 20%, (ii) Expense Control (G&A) – 15%, (iii) Expense Control (LOE + Opex) – 15%, (iv) EH&S – 10%, (v) Well Returns Ratio – 20%, and (vi) Production Efficiency Ratio – 20%.

(2)	The EH&S KPI is determined with the assistance of the EHS&RC and Reserves Committee of the Board of Directors based on a comprehensive review of the Company’s performance as compared to (a) the Company’s prior year performance and (b) the performance of the Company’s peer group, with respect to environmental, health, and safety. The review includes, inter alia, reportable incidents and other EH&S infractions, personal injuries, the effectiveness of the Company’s air emission compliance, and severity indexes.

Following the end of 2020, our Compensation Committee reviewed our performance for 2020 with members of management and our full Board to determine the cash incentive award amounts to be awarded to our named executive officers pursuant to the 2020 STIP KPIs. As shown in the table above, actual results with respect to the Company-wide performance metrics for 2020 were on average above our targeted performance goals.

The weighted average performance for purposes of the Chief Executive Officer was 129.34%. With respect to all other employees, the 2020 STIP provided that the maximum payout under the Individual Performance KPI would equal the weighted average performance under the five Company-wide KPIs. For 2020, that weighted average performance was 130.67%.

Thus, under the terms of the 2020 STIP, the Chief Executive Officer was entitled to a bonus equal to 129.34% of his STIP target. On that basis, Mr. Greager was awarded a bonus equal to $586,182. This compares to his 2019 STIP award of $678,500.

The Compensation Committee reviewed with the Chief Executive Officer the performance of each of the other officers during 2020, which was then used to determine that portion of each officer’s bonus that is tied to individual performance.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 27

The final actual bonus amounts, determined by the Compensation Committee in February 2021, for our named executive officers are shown below. Looking at the identical group of named executives, the total of the 2020 STIP awards is approximately 11% less than the total of the 2019 awards, even though the weighted average KPI performance under the 2020 STIP was only 3.6% less than the weighted average KPI performance under the 2019 STIP. The remaining difference is attributable to the base salary reductions that our named executive officers accepted in 2020.

Name	2020 STIP Earned ($)
Eric Greager	586,182
Cyrus “Skip” Marter	285,806
Brant DeMuth	281,395
Dean Tinsley	276,928
Sandi Garbiso	250,129

Long-Term Equity-Based Incentives. The Compensation Committee has determined that LTIP awards to our named executive officers will consist of 60% PSUs and 40% RSUs using grant date fair value for the allocation. Based on the Compensation Consultant’s market assessment and views expressed by stockholders and equity analysts, the Compensation Committee has also determined that the PSUs will be based on (i) a combination of absolute and relative total shareholder return and (ii) the Company’s return on capital employed, in both cases over a three-year performance period. In addition, the Compensation Committee reviewed the Compensation Consultant’s market analysis to assist in determining the appropriate amount of equity to grant to each named executive officer based on market data, while also taking into consideration the Company’s performance as well as individual performance and retention objectives.

The following table describes the performance metrics used to determine PSU payouts and why we use these metrics.

Performance Metric	Description	Purpose
Relative and Absolute Total Shareholder Return (TSR)	The Company’s relative total shareholder return (TSR) as compared to the TSR of the Company’s peer group companies, and the Company’s absolute TSR, over a three-year period	Most directly aligns the interests of named executive officers and the interests of the Company’s stockholders
Return on Capital Employed (ROCE)	Profitability ratio measuring how efficiently capital is being used (recurring EBITDAX less DD&A, divided by employed capital); determined on an average annual basis over a three-year period	Motivates named executive officers to make efficient capital decisions and to maximize returns; aligns named executive officers’ interests with stockholders’ interests

In 2020, each of our named executive officers received an award of PSUs and RSUs. The amount and type of equity granted to our named executive officers in 2020 were as follows:

Name	PSUs (#)	RSUs (#)	Total Long-Term Equity Grant Value ($)(1)
Eric Greager	29,488	28,012	1,196,349
Brant DeMuth	15,414	14,643	625,364
Cyrus “Skip” Marter	15,414	14,643	625,364
Dean Tinsley	13,725	13,038	556,835
Sandi Garbiso	9,168	8,709	371,954

(1)	Reflects the aggregate grant date fair value of RSU and PSU awards granted in 2020, computed in accordance with ASC Topic 718.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 28

Further Details of PSU and RSU Awards. The 2020 PSU awards vest on a cliff-basis at the end of their three-year performance period, provided the award recipient remains continuously employed through the performance period. That period concludes at the end of fiscal year 2022. The details associated with vesting and payout scenarios for the PSUs are contained in footnote 4 of the “Grants of Plan-Based Awards” table below.

For purposes of calculating the Company’s relative total shareholder return for the PSUs, the Company references the total shareholder returns of the following peer group companies, which includes the 2020 Peer Group described in “Setting Executive Officer Compensation—Competitive Benchmarking and Peer Group” above plus thirty additional companies:

2020 PSU Peer Group
Abraxas Petroleum Corporation
Amplify Energy Corp.
Battalion Oil Corporation
Berry Corporation
California Resources Corporation
Callon Petroleum Company
Centennial Resource Development, Inc.
Chaparral Energy, Inc.
Cimarex Energy Co.
Concho Resources Inc.
Contango Oil & Gas Company
Continental Resources, Inc.
Denbury Resources, Inc.
Devon Energy Corporation
Diamondback Energy, Inc.
Earthstone Energy, Inc.
EOG Resources, Inc.
Extraction Oil & Gas, Inc.
Evolution Petroleum Corporation
Hess Corporation
HighPoint Resources Corporation
Laredo Petroleum, Inc.
Magnolia Oil & Gas Corporation
Matador Resources Company
Montage Resources Corporation
Murphy Oil Corporation
Noble Energy, Inc.
Northern Oil and Gas, Inc.
Oasis Petroleum Inc.
PDC Energy, Inc.
Parsley Energy, Inc.
PennVirginia Corporation
Pioneer Natural Resources Company
QEP Resources, Inc.
Ring Energy, Inc.
SandRidge Energy, Inc.
SM Energy Company
SilverBow Resources, Inc.
Sundance Energy, Inc.
WPX Energy, Inc.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 29

The 2020 RSU awards vest annually over a three-year period, provided the award recipient remains continuously employed through the applicable vesting dates. Each RSU represents a contingent right to receive one share of the Company’s common stock, which will vest in three equal installments. Subject to continued employment, the first one-third tranche will vest in June 2021, the second one-third tranche will vest in June 2022, and the final one-third tranche will vest in June 2023.

The vesting of the PSU and RSU awards will accelerate in full if such named executive officer’s employment is terminated without cause or due to a resignation for good reason, in each case, in connection with a change in control, in accordance with the accelerated vesting provisions contained in the award agreements and the Company’s Severance Plan. A prorated number of PSUs are vested in certain termination events outside of a change in control. These accelerated vesting provisions are described in greater detail below in the section entitled “Severance Plan.” While a named executive officer holds unvested PSUs or RSUs, he or she is not entitled to vote or receive dividends, if any, with respect to such unvested units.

Employment Agreements. Each of our currently-employed named executive officers is party to an employment agreement (each, an “Employment Agreement” and collectively, the “Employment Agreements”) with the Company. The Company entered into its current Employment Agreement with (i) Mr. Greager in April 2018; (ii) Mr. DeMuth in November 2018; (iii) Mr. Marter in October 2016; (iv) Mr. Tinsley in November 2017; and (v) Ms. Garbiso in November 2017.

The Employment Agreements do not obligate the Company to continue to employ the officer or to guarantee any particular compensation components other than defined severance benefits. The Employment Agreements entitle these executives to participate in the Severance Plan (described below), which provides for (i) a double-trigger equity acceleration and a double-trigger cash severance termination payment, which is further described below, provided the executive experiences a qualifying termination within twelve months following a change in control of the Company (as defined in the Severance Plan) and (ii) similar, but lower, equity acceleration and termination payments if the executive experiences a qualifying termination outside the context of a change in control. While they are employed by the Company, the Employment Agreements generally prohibit the executives from being involved in oil and gas exploration and development activities and other activities that directly compete with the Company’s business. For a defined period of time after employment with the Company has ended, the Employment Agreements also generally prohibit the executives from participating in any business engaged in oil and gas exploration and development activities within a 25-mile radius of any mineral property interest of the Company or its affiliates (with exceptions in both cases for preexisting business activities and certain permitted investments), from soliciting employees of the Company, and from using or disclosing the Company’s proprietary information.

Severance Plan. Under the Severance Plan, a named executive officer receives certain severance benefits upon his or her qualifying resignation or qualifying termination within twelve months following a change in control if such termination is initiated by the Company for any reason other than for Cause (as defined in the Severance Plan), or by the officer for Good Reason (as defined in the Severance Plan). Assuming the executive executes and does not revoke a general release of claims against the Company within 60 days following a qualifying termination in conjunction with a change in control and, in the case of an executive who is also a director, simultaneously tenders their resignation from the Board, the officer is entitled to the following benefits, based on his or her job title:

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 30

Element	Payment
Base Salary	A lump sum cash payment equal to a multiple of the executive’s base salary as of the date of termination, with the multiple as follows:

	Title	Cash Payment Multiple
	President and Chief Executive Officer	2x
	Executive Vice President	2x
	Senior Vice President	2x
	Vice President	1x

Bonus

A lump sum cash payment equal to a multiple of the greater of (i) the average of the annual bonuses received by the executive pursuant to the Company’s STIP in the two calendar years prior to termination and (ii) such executive’s current target bonus amount, with the multiple as follows:

	Title	Cash Payment Multiple
	President and Chief Executive Officer	2x
	Executive Vice President	1x
	Senior Vice President	1x
	Vice President	0.5x

Vesting of Equity Awards

Immediate vesting of all outstanding equity awards held by our President and Chief Executive Officer, assuming all applicable performance-based vesting conditions are achieved at target performance; all other accelerated vesting to be determined based on the terms of the applicable equity award agreement

Benefits	Continuation of benefits under COBRA and Company reimbursement of the portion of premiums previously paid by the Company for a period of 24 months for our President and Chief Executive Officer, 18 months for Executive Vice Presidents and Senior Vice Presidents, and 12 months for our Vice Presidents

Subject to the same release and resignation requirements, the Severance Plan provides similar, but lower, benefits outside the context of a change in control in the event the executive experiences a termination of employment by the Company without Cause or a resignation for Good Reason, as shown below:

Element	Payment
Base Salary

Cash payments equal in aggregate to a multiple of the executive’s base salary as of the date of termination, with the multiple as follows, and payable in equal installments in accordance with our normal payroll process over a 12-month period (or a 24-month period, in the case of Mr. Greager’s termination by the Company without Cause):

	Title	Cash Payment Multiple
	President and Chief Executive Officer (without Cause)	2x
	President and Chief Executive Officer (for Good Reason)	1x
	Executive Vice President	1x
	Senior Vice President	1x
	Vice President	1x

Bonus	Cash payments equal in aggregate to a multiple of the greater of (i) the average of the annual bonuses received by the executive pursuant to the Company’s STIP in the two calendar years prior to termination and (ii) such executive’s current target bonus amount, with the multiple as follows, and payable in equal installments in accordance with our normal payroll process over a 12-month period (or a 24-month period, in the case of Mr. Greager’s termination by the Company without Cause):

	Title	Cash Payment Multiple
	President and Chief Executive Officer (without Cause)	2x
	President and Chief Executive Officer (for Good Reason)	1x
	Executive Vice President	0.5x
	Senior Vice President	0.5x
	Vice President	0.5x

Vesting of Equity Awards

Immediate pro-rata vesting of all outstanding performance-based equity awards held by our President and Chief Executive Officer, assuming all applicable performance-based vesting conditions are achieved at target performance; all other accelerated vesting to be determined based on the terms of the applicable equity award agreement

Benefits	Continuation of benefits under COBRA and Company reimbursement of the portion of premiums previously paid by the Company for a period of 24 months for our President and Chief Executive Officer in the event he is terminated by the Company without Cause, 12 months for our President and Chief Executive Officer in the event he resigns for Good Reason, and 12 months for our Executive Vice Presidents, Senior Vice Presidents, and Vice Presidents, in the event they are terminated by the Company without Cause or they resign for Good Reason

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 31

Other Employee Benefits. We expect that the named executive officers will continue to be eligible for the same health, welfare, and other employee benefits available to our employees generally, including medical and dental insurance, short and long-term disability benefits, parking, and a 401(k) plan that includes Company matching of an employee’s contributions of up to 6% of such employee’s cash earnings. We believe that offering a comprehensive employee benefits package helps us attract and retain executive talent and remain competitive in our industry.

Executive Officer Stock Ownership Guidelines

We have established stock ownership guidelines for executive officers with the goal of promoting ownership of our common stock and aligning the interests of our executive officers with those of our stockholders. The ownership guidelines for our named executive officers are currently established at the following minimum levels:

Position	Multiple
President and Chief Executive Officer	6x base salary
Executive Vice President	3x base salary
Senior Vice President	2x base salary
Vice President	2x base salary

Executive officers have five years from the latter of (i) the date of their appointment as an executive officer and (ii) April 28, 2017, to achieve their targeted ownership level. Upon reaching the required ownership level based on the then-current closing price of our common stock, executive officers are not required to accumulate any shares in excess of shares held as of the determination date, regardless of changes in the price of our common stock.

The Compensation Committee monitors stock ownership levels on an annual basis. If an executive is promoted to a position with a higher salary multiple, such executive will have two years from the date of the change in position to reach the higher expected stock ownership level, but still must meet the prior expected ownership level within the original five-year period. Executives who do not satisfy the ownership requirements within the time required must hold one-hundred percent (100%) of the net shares acquired through the LTIP until the ownership levels are satisfied. Unvested shares that vest based upon performance criteria (as opposed to simple time-based vesting) do not count towards satisfaction of the guidelines.

Tax Considerations

Our Compensation Committee considers tax and accounting rules and regulations when structuring the executive compensation paid to our named executive officers, including the following:

Section 162(m) of the Code. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the tax deductibility of compensation paid by any publicly held corporation to certain executives of such corporation (generally the named executive officers) to $1,000,000 per employee in any taxable year.

The Tax Cuts and Jobs Act of 2017 was signed into law on December 22, 2017. The new law expands the definition of what types of compensation are subject to the $1,000,000 limitation under Section 162(m) to include compensation that was previously deductible as “performance-based compensation” and to also now include the CFO as a covered employee. In addition, the new rule expands the definition of a “covered employee” to include any individuals who have previously been a covered employee for any years after December 31, 2016. Notwithstanding the fact that compensation to our named executive officers may fail to be deductible to us by virtue of Section 162(m), we reserve the right to use our judgment to authorize such compensation payments when we believe such payments are appropriate and in the best interests of our stockholders.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 32

Tax Gross-Ups. Our arrangements with our executive officers do not provide a “gross-up” or other reimbursement payment for any tax liability that such officer might owe as a result of the application of Section 409A of the Code or with respect to Sections 280G and 4999 of the Code (which may provide for, among other things, an excise tax on certain golden parachute payments received by the executives upon a change in control of the Company), and we have not agreed and are not otherwise obligated to provide any named executive officers with such a “gross-up” or other reimbursement. Our arrangements generally provide that if any payments upon a change in control constitute “parachute payments” (as defined under Section 280G of the Code), then such payments may be either paid in full or reduced so that such payments are less than the limitation under Section 280G, whichever produces the better after-tax result for the executive officer.

Indemnification

Our certificate of incorporation and bylaws provide indemnification rights to our directors and officers and permit us to purchase insurance on behalf of any officer, director, employee or other agent for any liability arising out of that person’s actions as our officer, director, employee or agent, regardless of whether Delaware law would mandate indemnification. Additionally, we have entered into separate indemnity agreements with our directors and officers to provide additional indemnification benefits, including the right to receive, in advance, reimbursements for expenses incurred in connection with a defense for which the director or officer is entitled to indemnification. We believe that the limitation of liability provisions in our certificate of incorporation, bylaws, and the indemnity agreements will facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the total compensation of our employees and the annual total compensation of Eric Greager, our President and Chief Executive Officer (our “CEO”).

For 2020, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our company (other than our CEO) was $123,375.
•	The annual total compensation of our CEO was $2,274,165.

Based on this information for 2020, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 18:1. The pay ratio decreased from the 2019 pay ratio of 20:1 due to a decrease in the compensation of our CEO as described above in the “CD&A.” Our pay ratio has been calculated in a manner consistent with Item 402(u) of Regulation S-K.

We identified our median employee by examining the total cash compensation paid to all of our employees in 2020, excluding our CEO, who were employed by us on December 31, 2020, the last day of our payroll year. Our employee population consisted of 108 employees, other than the CEO, with all individuals located in the United States. This population consisted of our full-time and part-time employees. In making this determination, we annualized the compensation of all permanent employees who were hired in 2020, but did not work for the entire twelve-month period. As reflected in our payroll records, for purposes of determining the total cash compensation paid, we included: the annual total compensation paid (or, in the case of hourly workers, annualized wages including overtime pay) and the amount of any cash incentives, including cash incentives earned in 2020, but not paid to the employee until 2021.

We identified our median employee based on annual total cash compensation, we calculated annual total cash compensation for such employee using the same methodology we use for our named executive officers, as set forth in the Summary Compensation Table later in this proxy statement.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 33

As illustrated in the table below, our 2020 CEO to median employee pay ratio is 18:1.

	CEO to Median Employee
	Pay Ratio
	CEO ($)	Median Employee ($)
Annual Salary	473,166	99,869
Bonus	0	0
Stock Awards	1,196,349	0
Non-Equity Incentive Plan Compensation	586,182(1)	15,931(1)
All Other Compensation	18,468(2)	7,575(3)
Total:	2,274,165	123,375
CEO Pay to Median Employee Pay Ratio:	18:1

(1)	Amounts represent the bonuses earned under the Company’s STIP in 2020 but were not paid until 2021.
(2)	Includes (i) Company match to 401(k), (ii) excess life insurance premiums, and (iii) excess AD&D premiums.
(3)	Includes Company match to 401(k).

Summary Compensation Table

The following table contains information concerning the annual compensation for services provided to us by our named executive officers during the fiscal years ended December 31, 2020, 2019, and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Eric T. Greager	2020	473,166(4)	—	1,196,349	586,182	18,468	2,274,165
President and Chief	2019	500,000	—	1,476,860	678,500	18,168	2,673,528
Executive Officer	2018	342,308	—	5,054,780(5)	435,617	15,283	5,847,988
Brant H. DeMuth	2020	303,899(4)	—	625,364	281,395	19,235	1,229,893
Executive Vice	2019	315,000	—	689,185	312,710	18,768	1,335,663
President and	2018	27,865	100,000	649,991(6)	0(7)	408	778,264
Chief Financial
Officer
Cyrus “Skip” Marter	2020	298,145(4)	—	625,364	285,806	18,395	1,227,710
Executive Vice	2019	350,000(8)	—	689,185	346,123	18,168	1,403,476
President, General	2018	350,000	—	677,979	315,000	18,692	1,361,671
Counsel and
Secretary
Dean Tinsley	2020	299,076(4)	—	556,835	276,928	18,374	1,151,213
Senior Vice	2019	310,000	—	590,740	307,746	18,168	1,226,654
President,	2018	310,000	—	581,145	279,000	18,070	1,188,215
Operations
Sandra K. Garbiso	2020	270,133(4)	—	371,954	250,129	19,091	911,307
Vice President and	2019	257,500(9)	—	374,138	242,020	18,919	892,577
Chief Accounting	2018	230,769	112,500	290,587	174,932	15,063	823,851
Officer

(1)	Reflects the aggregate grant date fair value of RSU and PSU awards granted in 2020, computed in accordance with ASC Topic 718. It does not reflect the actual value that may be realized by the named executive officer. The discussion of the assumptions used in calculating the aggregate grant date fair value of the RSU awards for purposes of the Company’s financial statements can be found in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Note 8 to the financial statements, in each case, as set forth in the Company’s Form 10-K filed with the SEC on February 17, 2021. Aggregate grant date fair value of the PSU awards granted in 2020 to each named executive officer, assuming maximum performance achievement, are as follows: $1,369,700 for Mr. Greager, $715,966 for Mr. DeMuth, $715,966 for Mr. Marter, $637,522 for Mr. Tinsley, and $425,856 for Ms. Garbiso. There were no stock options granted in 2020.

(2)	Amounts in this column represent the bonuses earned under the Company’s STIP in each of 2018, 2019, and 2020 but were not paid until 2019, 2020, and 2021, respectively.

(3)	All Other Compensation for 2020 included the following:

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 34

Named Executive Officer	Reserved Parking ($)(A)	Life Insurance Premiums ($)	AD&D Premiums ($)	401(k) Employer Match ($)	Total ($)
Eric Greager	0	1,224	144	17,100	18,468
Brant DeMuth	840	1,159	136	17,100	19,235
Skip Marter	0	1,159	136	17,100	18,395
Dean Tinsley	0	1,140	134	17,100	18,374
Sandra Garbiso	840	1,030	121	17,100	19,091

(A)	Parking is available to all employees. The amount listed includes excess costs for executive reserved parking.

(4)	Effective April 2, 2020, at the recommendation of the named executive officers, the base salaries of the named executive officers were reduced. The salaries prior to the reduction were as follows: Mr. Greager, $500,000; Mr. DeMuth, $315,000; Mr. Marter, $315,000; Mr. Tinsley, $310,000; and Ms. Garbiso, $280,000.

(5)	Includes an employment inducement award of RSUs that Mr. Greager received upon the commencement of his employment with the Company, with a grant date value equal to $3,999,989, to compensate him for forfeited equity compensation from his former employer.

(6)	Includes an employment inducement award of RSUs that Mr. DeMuth received upon the commencement of his employment with the Company, with a grant date value equal to $649,991, to compensate him for forfeited equity compensation from his former employer.

(7)	Mr. DeMuth joined the Company in November 2018 and was not eligible under the 2018 STIP.

(8)	Reflects the amount earned by Mr. Marter in 2019. In December 2019, the Compensation Committee of the Board, upon the recommendation of Mr. Marter, determined to make certain revisions to his compensation. Effective December 18, 2019, Mr. Marter’s annual base salary was decreased from $350,000 to $315,000. The change was made in recognition of contemporaneous organizational adjustments, which reduced the number of departments reporting to Mr. Marter, and the importance of reducing General and Administrative (“G&A”) expense at the Company when appropriate. The base salary adjustment to Mr. Marter’s earnings was made in the first payroll run in January 2020.

(9)	Reflects the amount earned by Ms. Garbiso in 2019. In June 2019, the Compensation Committee of the Board, upon the recommendation of the Company’s President and Chief Executive Officer, determined to make certain revisions to the compensation of Ms. Garbiso. On June 20, 2019, Ms. Garbiso entered into a letter agreement with the Company regarding her compensation changes which increased her annual base salary from $235,000 to $280,000, effective June 17, 2019.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 35

Grants of Plan-Based Awards

The following table sets forth information concerning each grant of an award made in 2020 to our named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(5)			All Other Stock Awards; Number of Shares of Stock or		Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)(2)	Target ($)(3)	Maximum ($)(4)	Threshold (#)	Target (#)	Maximum (#)	Units (#)		Awards ($)(6)
Eric Greager
STIP		226,605	453,210	906,421	—	—	—	—		—
RSUs	06/22/20	—	—	—	—	—	—	28,012	(6)	511,499
PSUs - TSR	06/22/20	—	—	—	7,409	19,757	39,514	—		507,162
PSUs - ROCE	06/22/20	—	—	—	4,866	9,731	19,462	—		177,688
Brant DeMuth		—	—	—
STIP		109,282	218,564	437,127	—	—	—	—		—
RSUs	06/22/20	—	—	—	—	—	—	14,643	(6)	267,381
PSUs - TSR	06/22/20	—	—	—	3,873	10,327	20,654	—		265,094
PSUs - ROCE	06/22/20	—	—	—	2,544	5,087	10,174	—		92,889
Skip Marter
STIP		109,282	218,564	437,127				—		—
RSUs	06/22/20	—	—	—	—	—	—	14,643	(6)	267,381
PSUs - TSR	06/22/20	—	—	—	3,873	10,327	20,654	—		265,094
PSUs - ROCE	06/22/20	—	—	—	2,544	5,087	10,174	—		92,889
Dean Tinsley
STIP		107,547	215,094	430,189	—	—	—	—		—
RSUs	06/22/20	—	—	—	—	—	—	13,038	(6)	238,074
PSUs - TSR	06/22/20	—	—	—	3,449	9,196	18,392	—		236,061
PSUs - ROCE	06/22/20	—	—	—	2,265	4,529	9,058	—		82,700
Sandra Garbiso
STIP		97,139	194,279	388,557	—	—	—	—		—
RSUs	06/22/20	—	—	—	—	—	—	8,709	(6)	159,026
PSUs - TSR	06/22/20	—	—	—	2,304	6,143	12,286	—		157,691
PSUs - ROCE	06/22/20	—	—	—	1,513	3,025	6,050	—		55,237

(1)	Effective April 2, 2020, at the recommendation of the named executive officers, the base salaries of the named executive officers were reduced. Each named executive officer’s threshold, target, and maximum percentage payouts were prorated to reflect the salary decrease during 2020.

(2)	Reflects the prorated base salary of each of our named executive officers as of December 31, 2020, multiplied by the applicable STIP threshold percentage. The 2020 STIP threshold percentage for each named executive officer was 50% of their respective STIP target percentage.

(3)	Reflects the prorated base salary of each of our named executive officers as of December 31, 2020, multiplied by the applicable STIP target percentage. The 2020 STIP target percentages were as follows: (i) 100 % of base salary for Mr. Greager; (ii) 75% of base salary for Messrs. DeMuth, Marter, and Tinsley, and Ms. Garbiso.

(4)	Reflects the prorated base salary of each of our named executive officers as of December 31, 2020, multiplied by the applicable STIP maximum percentage. The 2020 STIP maximum payout percentages were as follows: (i) 200 % of base salary for Mr. Greager; (ii) 150% of base salary for Messrs. DeMuth, Marter, and Tinsley, and Ms. Garbiso.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 36

(5)	These amounts represent the threshold, target, and maximum payouts under the PSU awards granted to each of the named executive officers in 2020 under our LTIP. The PSUs have a three-year performance period with cliff vesting and will be payable in shares of common stock based upon the achievement by the Company over a three-year period (the “Performance Period”) of performance criteria established by the Board. Two-thirds of the number of shares of common stock that may be issued pursuant to a PSU award will be determined based on the Company’s total shareholder return (“TSR”) as compared to its peers during the Performance Period (the “TSR PSUs”). An executive may earn anywhere between 0% and 200% of the TSR PSUs based on the Company’s TSR measured against the Company’s peer group, subject to potential downward adjustments tied to the Company’s absolute TSR during the Performance Period. The other one-third of the number of shares of common stock that may be issued pursuant to a PSU award will be determined based on the Company’s average annual return on capital employed (“ROCE”) over the Performance Period (the “ROCE PSUs”). An executive may earn anywhere between 0% and 200% of the ROCE PSUs based on the Company’s ROCE. Unless otherwise determined by the Board or the Compensation Committee of the Board, each recipient will forfeit his or her PSUs if the recipient’s employment with the Company terminates during the Performance Period for any reason other than for termination by the Company without cause or termination by the named executive officer for good reason. If employment is terminated during the Performance Period due to termination by the Company without cause or termination by the named executive officer for good reason, the named executive officer is entitled to receive a pro rata portion of his or her PSUs equal to: (i) the number of PSUs granted that would be paid out at the target performance level multiplied by (ii) a fraction, the numerator of which is the number of days of the Performance Period the named executive officer remained an employee with the Company and the denominator of which is the number of days in the Performance Period. In the case of a qualifying termination event in connection with a change in control, all unvested PSUs will vest at the target performance level.

Potential payouts for TSR Performance and ROCE Performance are as follows:

Absolute TSR Performance

Relative TSR Performance	<0%	0%	10%	≥25%
<25th Percentile	0%	0%	0%	0%
≥ 25th Percentile	37.5%	45%	50%	62.5%
≥ 50th Percentile	75%	90%	100%	125%
≥ 75th Percentile	99.75%	119.7%	133%	166.25%
≥ 90th Percentile	120%	144%	160%	200%

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 37

	Average Annual ROCE Performance	Payout Vesting %
Below	<9%	0%
Threshold	≥9%	50%
Target	≥13%	100%
Maximum	≥16%	200%

(6)	Reflects the aggregate grant date fair value of RSUs and PSUs, computed in accordance with ASC Topic 718, and does not reflect the actual value that may be realized by the named executive officer. The discussion of the assumptions used in calculating the aggregate grant date fair value of the RSU awards for purposes of the Company’s financial statements can be found in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Note 8 to the financial statements, in each case, as set forth in the Company’s Form 10-K filed with the SEC on February 17, 2021. The grant date fair value for PSUs is calculated based on a stochastic process using the Geometric Brownian motion model. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements, as set forth in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Note 8 to the financial statements, set forth in the Company’s Form 10-K filed with the SEC on February 17, 2021.

(7)	Reflects the number of RSUs granted in 2020. The shares will vest in equal increments over three years, commencing on the first anniversary of the date of grant. The grant date value is $18.26 per share, the volume-weighted average price of the Company’s common stock for the 30 trading days ending on June 16, 2020, and approved by the Compensation Committee on June 17, 2020.

Narrative Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and Grants of Plan-Based Awards Table was paid or awarded, are described in detail above in the CD&A.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 38

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to the outstanding stock awards held by our named executive officers at the end of fiscal year 2020.

		Option Awards				Stock Awards
		Non-Qualified Stock Options				Restricted Stock Units			Performance Stock Unit Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Eric Greager	04/11/18	—	—	—	—	88,365	(4)	1,708,095	—	—
	05/16/18	—	—	—	—	5,005	(5)	96,747	0	0
	05/08/19	—	—	—	—	17,568	(5)	339,589	39,580	765,081
	06/22/20	—	—	—	—	28,012	(5)	541,472	29,488	570,003
Brant DeMuth	11/14/18	—	—	—	—	14,002	(4)	270,659	—	—
	05/08/19	—	—	—	—	8,198	(5)	158,467	18,470	357,025
	06/22/20	—	—	—	—	14,643	(5)	283,049	15,414	297,953
Skip Marter	04/28/17	24,380	—	34.36	04/28/27	—		—	—	—
	05/16/18	—	—	—	—	3,217	(5)	62,185	0	0
	05/08/19	—	—	—	—	8,198	(5)	158,467	18,470	357,025
	06/22/20	—	—	—	—	14,643	(5)	283,049	15,414	297,953
Dean Tinsley	04/28/17	7,609	—	34.36	04/28/27	—		—	—	—
	05/16/18	—	—	—	—	2,757	(5)	53,293	0	0
	05/08/19	—	—	—	—	7,027	(5)	135,832	15,832	306,033
	06/22/20	—	—	—	—	13,038	(5)	252,025	13,725	265,304
Sandra Garbiso	04/28/17	4,871	—	34.36	04/28/27	—		—	—	—
	05/16/18	—	—	—	—	1,379	(5)	26,656	0	0
	05/08/19	—	—	—	—	4,450	(5)	86,019	10,027	193,822
	06/22/20	—	—	—	—	8,709	(5)	168,345	9,168	177,217

(1)	All time-based stock options vest or vested in equal increments over three years on each anniversary of the date of grant and have a term of ten years, provided the recipient remains continuously employed through the applicable vesting dates, or if earlier, upon a change-in-control and certain termination events. If the recipient’s employment has terminated, any vested options expire if not exercised during the 90-day period following such termination.

(2)	The market value calculated is using the closing price of our common stock on December 31, 2020, the last trading day of fiscal year 2020, as quoted by the NYSE.

(3)	Based on the results of the elapsed portions of their performance periods as of the end of fiscal year 2020, the PSUs granted in 2018 expired as of December 31, 2020 as neither the TSR nor the ROCE performance criteria were met, the PSUs granted to our named executive officers in 2019 had projected payouts that were below target, and the PSUs granted to our named executive officers in 2020 had projected payouts that were at target. The amounts here reflect the target amount of the initial number of PSUs granted to the named executive officer. The number of shares of the Company’s common stock that may be issued to settle PSUs ranges from 0% to 200% of the number of PSUs awarded based upon attainment of certain pre-determined performance goals. For all PSU awards, the PSUs will be settled in shares of the Company’s common stock following the conclusion of the three-year measurement period. See “Compensation Discussion and Analysis–Elements of Our 2020 Compensation and Why We Pay for Each Element” and “Grants of Plan-Based Awards Table; Footnote 4” above for further information.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 39

(4)	RSU inducement awards vest in equal increments over five years, commencing on the first anniversary date of the award, provided the recipient remains continuously employed through the applicable vesting dates, or if earlier, upon a change-in-control and certain termination events.

(5)	RSUs vest in equal increments over three years, commencing on the first anniversary date of the award, provided the recipient remains continuously employed through the applicable vesting dates, or if earlier, upon a change-in-control and certain termination events.

Options Exercised and Stock Vested

The following table sets forth time-based RSUs of our common stock held by our named executive officers that vested during fiscal 2020. There were no stock option exercises in 2020.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting ($)(2)
Eric Greager	43,245	690,077
Brant DeMuth	8,768	173,775
Skip Marter	15,443	240,693
Dean Tinsley	8,808	141,470
Sandra Garbiso	5,228	83,961

(1)	The number of shares reflected in this column exhibits the gross number of RSU awards that vested prior to tax withholding. Accordingly, the named executive officers actually received fewer shares than the amounts set forth in the table above.

(2)	The value realized on vesting is based upon the gross shares underlying the time-based RSU awards that vested on their relevant vesting dates, multiplied by the closing price of our common stock on the NYSE on the trading date preceding the date of vesting.

Pension Benefits

Other than our 401(k) plan, we do not have any plan that provides for retirement benefits.

Non-Qualified Deferred Compensation

We do not have any plan that provides for the deferral of compensation on a basis that is not tax qualified.

Potential Payments Upon Termination and Change in Control

The table below discloses a hypothetical amount of compensation and/or benefits due to our continuing named executive officers with Employment Agreements in the event of their termination of employment and/or in the event we undergo a change in control. The amounts disclosed assume such termination and/or such change of control was effective as of December 31, 2020 and are calculated pursuant to the terms of the Employment Agreements and the Severance Plan. The amounts below constitute estimates of the amounts that would be paid to the continuing named executive officers upon termination of their employment and/or upon a change in control. The actual amounts to be paid are dependent on various factors, which may or may not exist at the time a continuing named executive officer is actually terminated and/or a change in control actually occurs. Therefore, such amounts and disclosures should be considered “forward-looking statements.”

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 40

		Termination for Cause or Resignation	Termination	Resignation	Termination Without Cause or Resignation With Good Reason/Change
Name	Payment Type	without Good Reason ($)	Without Cause ($)	For Good Reason ($)	in Control
Eric Greager	Cash Severance(1)	—	875,000	437,500	875,000
	Bonus Payment(2)	—	1,114,117	557,059	1,114,117
	Inducement RSUs(3)	—	1,708,095	0	1,708,095
	RSUs(4)	—	267,121	267,121	977,808
	PSUs(5)	—	596,079	700,635	1,335,084
	Health Payment(6)	—	57,336	28,668	57,336
	TOTAL	—	4,617,748	1,990,983	6,067,440
Brant DeMuth	Cash Severance(1)	—	283,500	283,500	567,000
	Bonus Payment(2)	—	156,355	156,355	312,710
	Inducement RSUs(3)	—	270,659	0	270,659
	RSUs(4)	—	101,560	101,560	441,517
	PSUs(5)	—	337,618	337,618	654,978
	Health Payment(6)	—	21,996	21,996	32,994
	TOTAL	—	1,171,688	901,029	2,279,858
Skip Marter	Cash Severance(1)	—	283,500	283,500	567,000
	Bonus Payment(2)	—	161,343	161,343	322,687
	RSUs(4)	—	140,742	140,742	503,701
	PSUs(5)	—	337,618	337,618	654,978
	Health Payment(6)	—	21,996	21,996	32,994
	TOTAL	—	945,199	945,199	2,081,360
Dean Tinsley	Cash Severance(1)	—	279,000	279,000	558,000
	Bonus Payment(2)	—	146,687	146,687	293,373
	RSUs(4)	—	122,282	122,282	441,149
	PSUs(5)	—	292,695	292,695	571,337
	Health Payment(6)	—	21,996	21,996	32,994
	TOTAL	—	862,660	862,660	1,896,853
Sandi Garbiso	Cash Severance(1)	—	252,000	252,000	252,000
	Bonus Payment(2)	—	104,238	104,238	104,238
	RSUs(4)	—	74,517	74,517	281,020
	PSUs(5)	—	188,468	188,468	371,039
	Health Payment(6)	—	21,996	21,996	21,996
	TOTAL	—	641,219	641,219	1,030,293

(1)	Upon termination without Cause or resignation for Good Reason (as such terms are defined in the Severance Plan), our named executive officers are entitled to cash severance payment of their base salary (or two times base salary, in the case of Mr. Greager’s termination without Cause), payable in equal installments over a 12-month period (or a 24-month period, in the case of Mr. Greager’s termination without Cause), in accordance with the Company’s normal payroll process. If such termination occurs within 12 months following a change in control, (a) such cash severance payment is payable in a lump sum instead of installments, and (b) for Mr. Greager, if such termination was a resignation for Good Reason, the cash severance payment is two times his base salary.

(2)	Upon termination without Cause or resignation for Good Reason, our named executive officers are entitled to a multiple of a cash Bonus Payment, payable in equal installments over a 12-month period (or a 24-month period, in the case of Mr. Greager’s termination without Cause), in accordance with the Company’s normal payroll process. The multiple is 2x for Mr. Greager’s termination without Cause, 1x for Mr. Greager’s resignation for Good Reason, and 0.5x for a termination without Cause or a resignation for Good Reason of our other named executive officers. If such termination occurs within 12 months following a change in control, (a) such Bonus Payment is payable in a lump sum instead of installments, (b) for Mr. Greager, if such termination was a resignation for Good Reason, the multiple is 2x instead of 1x, and (c) for Messrs. DeMuth, Marter, and Tinsley, the multiple is 1x instead of 0.5x. For this purpose, the “Bonus Payment” means the greater of (i) the average of the annual bonuses received by the executive pursuant to the Company’s STIP in the two calendar years prior to termination and (ii) such executive’s current target bonus amount.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 41

(3)	Upon termination without Cause, all unvested inducement RSUs become fully vested. The accelerated vesting of these awards is based upon the closing price per share of our common stock on December 31, 2020, which was $19.33, multiplied by the number of RSU awards that would vest upon the occurrence of the event indicated. Upon resignation for Good Reason, all unvested inducement RSUs are forfeited.

(4)	Upon termination without Cause or resignation with Good Reason, a pro-rata portion of any RSUs that have not vested as of a named executive officer’s date of termination shall vest as of such termination date. The pro-rata portion is determined by a fraction, the numerator of which is (A) the number of days between the last scheduled vesting date of the applicable award and such executive’s date of termination and the denominator of which is (B) the number of days between such last scheduled vesting date and the final vesting date of the applicable award. In the event such termination occurs within 12 months following a change in control, any RSUs that have not vested as of the named executive officer’s date of termination shall fully vest as of such termination date. The accelerated vesting of the RSU awards is based upon the closing price per share of our common stock on December 31, 2020, which was $19.33, multiplied by the number of RSUs that would vest upon the occurrence of the event indicated. See “Compensation Discussion and Analysis–Elements of Our 2020 Compensation and Why We Pay for Each Element” above for further information.

(5)	Upon termination without Cause or resignation with Good Reason, a pro-rata portion of any PSUs that have not vested as of the named executive officer’s date of termination shall vest as of such termination date at target performance level. The pro-rata portion is determined by a fraction, the numerator of which is the number of days of the Performance Period the named executive officer remained an employee with the Company and the denominator of which is the number of days in the Performance Period, provided that for Mr. Greager’s termination without Cause, the numerator is (A) the number of days between the grant date of the applicable award and Mr. Greager’s date of termination and the denominator of which is (B) the number of days between the grant date and the vesting date of each applicable award. In the event such termination occurs within 12 months following a change in control, any PSUs that have not vested as of the named executive officer’s date of termination shall fully vest as of such termination date at target performance level. The accelerated vesting of the PSUs is based upon the closing price per share of our common stock on December 31, 2020, which was $19.33, multiplied by the number of prorated PSUs that would vest upon the occurrence of the event indicated. See “Compensation Discussion and Analysis–Elements of Our 2020 Compensation and Why We Pay for Each Element” and “Grants of Plan-Based Awards Table; Footnote 4” above for further information.

(6)	Upon termination without Cause or resignation for Good Reason, our named executive officers are entitled to Company-subsidized COBRA premiums to continue family health, vision, and dental coverage for the 12-month period immediately following the date of termination (or a 24-month period, in the case of Mr. Greager’s termination without Cause). In the event such termination occurs within 12 months following a change in control, the corresponding periods are the: (a) 24-month period immediately following the date of termination for Mr. Greager; (b) 18-month period immediately following the date of termination for Messrs. DeMuth, Marter, and Tinsley; and (c) 12-month period immediately following the date of termination for Ms. Garbiso.

Director Compensation

Our Board believes that attracting and retaining qualified independent directors is critical to the ongoing operation of our Company. Similar to the evaluation of the compensation of our executives, our Compensation Committee engages the Compensation Consultant to conduct an analysis of the independent director compensation. Our independent director compensation program in 2020 included cash retainer fees, listed in the table below.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 42

Board/Committee	Board/Committee Chair Compensation ($)
Board Chair	79,688	(1)
Board Member	63,750	(1)
Audit Committee Chair	20,000
Audit Committee Member	10,000
Compensation Chair	15,000
Compensation Member	7,500
Nominating and Corporate Governance Chair	8,000
Nominating and Corporate Governance Member	4,000
EHS&RC and Reserves Chair	10,000
EHS&RC and Reserves Member	5,000

(1)	On April 1, 2020, the Company’s Non-Executive Director Compensation Policy (the “Director Compensation Policy”) was amended to reduce the annual cash retainers paid to our non-executive chair and regular members of our Board. The non-executive chair annual cash retainer of $93,750 was reduced to $79,688, and the regular director annual cash retainer of $75,000 was reduced to $63,750.

Directors who are also members of our executive management do not receive any additional compensation for their service on our Board.

The following table provides information concerning the compensation of our independent directors for the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Carrie L. Hudak(3)	79,832	125,010	204,842
Paul Keglevic(4)	94,563	125,010	219,573
Brian Steck(4)	87,204	187,506	274,710
Thomas Tyree(5)	16,264	0	16,264
Jack Vaughn(4)	75,563	125,010	200,573
Scott Vogel	91,563	125,010	216,573
Jeff E. Wojahn	84,063	125,010	209,073

(1)	Amounts reflect the independent directors’ annual retainer fees that were accrued and earned in 2020, including retainer fees for the fourth quarter of 2020 that were paid in the first quarter of 2021. Includes each independent director’s fees that were prorated to account for the reduction in Board fees.

(2)	The amounts in the Stock Awards column represent the aggregate grant date fair value of RSU awards granted under our LTIP in 2019, computed in accordance with ASC Topic 718. It does not reflect the actual value that may be realized by the independent director. The discussion of the assumptions used in calculating the aggregate grant date fair value of the RSU awards for purposes of the Company’s financial statements can be found in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Note 9 to the financial statements, in each case, as set forth in the Company’s Form 10-K filed with the SEC on February 17, 2021.

No stock options were awarded to independent directors in fiscal 2020, and there were no outstanding stock options held by our independent directors as of December 31, 2020.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 43

(3)	Ms. Hudak was appointed as a member of the Audit Committee effective as of March 4, 2020, replacing Mr. Tyree as a member. Member fees were prorated for Ms. Hudak and Mr. Tyree.

(4)	Mr. Steck was appointed as Chair of the Board effective June 4, 2019, replacing Mr. Vaughn as Chair. Chair fees were prorated for Messrs. Steck and Vaughn for their service as Chair of the Board. Mr. Keglevic was appointed as Chair of the Nominating and Corporate Governance Committee to replace Mr. Steck as Chair, and Mr. Steck continues to serve as a member of the Nominating and Corporate Governance Committee. Nominating and Corporate Governance Committee Chair and member fees were prorated for Messrs. Keglevic and Steck. Mr. Vaughn was appointed as a member of the EHS&RC and Reserves Committee, replacing Mr. Steck as a member. Member fees were prorated for Messrs. Vaughn and Steck.

(5)	Mr. Tyree resigned from the Board, Audit Committee, and Compensation Committee effective as of March 4, 2020.

Bonanza Creek’s director compensation program also includes RSU awards. During 2017, the Board of Directors discussed the initial grant of RSU awards to the independent directors as provided under the Non-Executive Director Compensation Policy (the “Director Compensation Policy”) that was approved by the Board when the Company emerged from bankruptcy. The initial grant to Mr. Vaughn, our non-executive Chair at the time, had an estimated fair market value of $468,750, and the initial grant to Messrs. Keglevic, Steck, Tyree, Vogel, and Wojahn had an estimated fair market value of $375,000. The RSUs were granted pursuant to the Company’s 2017 Long Term Incentive Plan. The RSUs are scheduled to vest in three equal installments on April 28, 2018, April 28, 2019 and April 28, 2020 and be delivered to the directors in shares within 30 days after April 28, 2020 (subject to accelerated fully accelerated vesting and delivery on terminations of the directors’ service without cause or due to disability or death or on a change in control including a resignation in connection with a change in control at the request or direction of a person that is party to the agreement pursuant to which such change in control is consummated). The number of shares was determined by dividing the award value by $36.68 (which was the volume weighted average price of (“VWAP”) a share for the 30-day period beginning on May 1, 2017). On April 28, 2020, the initial RSU awards for Messrs. Keglevic, Steck, Vogel, and Wojahn were delivered to each director. Pursuant to the terms of Mr. Tyree’s RSU award agreement, effective as of his March 4, 2020 resignation from the Board, 6,816 vested RSUs were settled and released with a value realized upon settlement totaling $124,392. The value realized was based upon the gross shares underlying the RSU award that vested, multiplied by the closing price of our common stock on the NYSE on March 3, 2020, the trading date preceding the release of his shares. The 3,407 remaining unvested RSUs were forfeited.

On October 30, 2019, Ms. Hudak was elected to the Board and received (i) a regular director annual cash retainer as provided in the Company’s Director Compensation Policy, to be paid quarterly in arrears, with the first applicable quarter’s payments prorated to the extent Ms. Hudak serves for less than the full quarter, (ii) a prorated annual equity award of RSUs vesting on the Company’s Annual Meeting date in 2020 with a grant date fair value (a) equal to $125,000 multiplied by a fraction, the numerator of which was equal to the number of days between the grant date and the Company’s Annual Meeting and the denominator of which was equal to 365 and (b) using the VWAP of the Company’s common stock during the 30 trading days immediately preceding the grant date of the award, and (iii) coincident with the Company’s Annual Meeting, participation in the annual equity grant cycle for independent, directors as provided in the Director Compensation Policy. On June 3, 2020, the initial RSU award granted to Ms. Hudak was delivered to her.

Pursuant to the Director Compensation Policy, the Board established a “date certain” on which to make the directors’ equity grants each year. On May 6, 2020, the Compensation Committee approved and was subsequently ratified by the Board (i) an annual award of restricted stock units to each independent director, with full vesting to occur on the first anniversary of its grant date and (ii) the grant dates for the annual awards shall occur on the date of the Company’s annual stockholder meeting, beginning with the June 3, 2020 meeting. The annual equity grants for all independent directors except our Chair will have a grant date value of $125,000, determined based on the 30-day volume-weighted average price (“VWAP”) of the Company’s common stock for the period of time ending on the last trading day prior to the award’s grant date and the annual equity grant for the Chair will have a grant date value of $156,250, determined using the same 30-day VWAP; provided, however, that the June 3, 2020 award to Mr. Steck shall have a grant date fair value equal to $187,500 to account for the fact that he already served one year as Chair by the time of such award.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 44

As of December 31, 2020, outstanding RSUs held by our current independent directors were as follows:

Name	RSUs Outstanding(a) (#)	Market Value of Shares or Units of Stock That Have not Vested(b) ($)
Carrie L. Hudak	7,897	152,649
Paul Keglevic	7,897	152,649
Brian Steck	11,845	228,964
Jack Vaughn	7,897	152,649
Scott Vogel	7,897	152,649
Jeff Wojahn	7,897	152,649

(a)	In the event of a change in control, all unvested RSUs will vest in full.

(b)	The market value is calculated using the closing price of our common stock on December 31, 2020, the last trading day of fiscal year 2020, as quoted by the NYSE.

On April 1, 2021, Ms. Robertson and Mr. Craddock were elected to the Board and received (i) a regular director annual cash retainer as provided in the Company’s Director Compensation Policy, to be paid quarterly in arrears, with the first applicable quarter’s payments prorated to the extent they serve for less than the full quarter, (ii) a prorated annual equity award of RSUs vesting on the Company’s Annual Meeting date in 2021 with a grant date fair value (a) equal to $125,000 multiplied by a fraction, the numerator of which was equal to the number of days between the grant date and the Company’s Annual Meeting and the denominator of which was equal to 365 and (b) using the VWAP of the Company’s common stock during the 30 trading days immediately preceding the grant date of the award, and (iii) coincident with the Company’s Annual Meeting, participation in the annual equity grant cycle for independent, directors as provided in the Director Compensation Policy. On April 1, 2021, the initial RSU awards granted to Ms. Robertson and Mr. Craddock were delivered to them.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 45

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table represents the securities authorized for issuance under our compensation plans, as of December 31, 2020.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	891,233	(1)	$34.36	(2)	948,470	(3)
Equity compensation plans not approved by security holders	102,367	(4)	N/A		0
Total	993,600		—		948,470

(1)	Represents (i) 72,368 shares underlying outstanding stock options to purchase shares of the Company’s common stock, (ii) 447,689 RSUs, and (iii) 371,176 PSUs granted under the Company’s 2017 LTIP. The number of shares of the Company’s common stock that may be issued to settle PSUs ranges from 0% to 200% of the number of PSUs awarded based upon attainment of certain pre-determined performance goals. For all PSU awards, the PSUs will be settled in shares of the Company’s common stock following the conclusion of the three-year measurement period. The amount in this column assumes the maximum 200% payout. See “Compensation Discussion and Analysis–Elements of Our 2020 Compensation and Why We Pay for Each Element” and “Grants of Plan-Based Awards Table; Footnote 4” above for further information.

(2)	The weighted-average exercise price relates solely to shares subject to outstanding stock options, as shares subject to RSUs and PSUs have no exercise price.

(3)	Represents securities available for issuance under our 2017 LTIP.

(4)	Consists of 102,367 unvested RSUs granted under the NYSE employment inducement award exemption to Messrs. Greager and DeMuth in 2018. Each grant was approved by our Compensation Committee and disclosed in a press release. Under applicable NYSE Listing Rules, inducement grants are not subject to stockholder approval.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mses. Hudak and Robertson and Mr. Wojahn are the current members of the Compensation Committee. No member of our Compensation Committee has been at any time an employee of ours. None of our executive officers serve or have served on the board of directors or compensation committee of a company that has one or more executive officers who serve on our Board or Compensation Committee. No member of our Board is an executive officer of a company at which one or more of our executive officers serves as a member of the board of directors or compensation committee of that company.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 46

COMPENSATION COMMITTEE REPORT

The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the Board

Jeffrey E. Wojahn, Chair
Carrie L. Hudak, Member
Audrey Robertson, Member

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 47

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report and references in this proxy statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee is composed of three directors, Mr. Keglevic and Mses. Hudak and Robertson, and operates under a written charter adopted by the Board. Each member of the Audit Committee meets the independence requirements of the NYSE listing standards and other applicable standards. The duties of the Audit Committee are summarized in this proxy statement under “Corporate Governance—Audit Committee” and are more fully described in the charter which can be viewed on the Company’s website under “Corporate Governance.”

The Board has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Company’s financial reporting, accounting systems and processes, and internal controls. During the last fiscal year, and earlier this year in preparation for the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Audit Committee:

•	reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2020 with management and with the independent registered public accountants;

•	reviewed and discussed the Company’s system of internal controls;

•	required management to perform an evaluation and make an assessment of the effectiveness of the Company’s internal controls over financial reporting asserting compliance with the Sarbanes-Oxley Act of 2002 and discussed the results with management and with the independent registered public accountants;

•	reviewed and discussed the Company’s assessment of risk related to financial reporting;

•	provided oversight to the internal audit function;

•	reviewed and discussed with the independent registered public accountants (i) their judgments as to the quality of the Company’s accounting policies, (ii) the quality, clarity, consistency, and completeness of the Company’s financial reporting and disclosures, (iii) the written disclosures and letter from the independent registered public accountants required by Public Company Accounting Oversight Board Independence Rules, including the independent registered public accountants’ independence, and (iv) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees;

•	discussed with management and with the independent registered public accountants the process by which the Company’s principal executive officer and principal financial officer make the certifications required by the SEC in connection with the filing with the SEC of the Company’s periodic reports, including reports on Forms 10-K and 10-Q;

•	pre-approved all auditing services and non-audit services to be performed for the Company by the independent registered public accountants as required by the applicable rules promulgated pursuant to the Exchange Act (details regarding the fees paid to Deloitte in fiscal 2019 for audit services, tax services and all other services, are set forth in “Proposal Two—Ratification of Selection of Independent Registered Public Accountant—Audit and Other Fees” below); and

•	considered whether, to assure continuing auditor independence, it would be advisable to regularly rotate the audit firm itself, as recommended by the NYSE’s corporate governance rules.

With respect to rotation of the audit firm, the Audit Committee has concluded that the current benefits to the Company from continued retention of Deloitte warrant retaining the firm at this time. The Audit Committee will, however, continue to review this issue on an ongoing basis.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 48

Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee’s charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent registered public accountants are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accountants included in their report on the Company’s consolidated financial statements.

The Audit Committee meets regularly with management, the Company’s internal auditors, and the independent auditors, including private discussions with the independent registered public accountants, and receives the communications described above. The Audit Committee has also established procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accountants do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards.

Based on the review and discussion referred to above, and in reliance on the information, opinions, reports, and statements presented to us by the Company’s management and Deloitte, we recommended to the Board that the December 31, 2020 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

Audit Committee of
The Board of Directors

Paul Keglevic, Chair
Carrie L. Hudak, Member*
Audrey Robertson, Member*
Thomas B. Tyree, Jr., Member*
Scott D. Vogel, Member*

*        Mr. Tyree resigned from the Board of Directors and Audit Committee effective March 4, 2020. Ms. Hudak joined the Audit Committee effective March 4, 2020. Mr. Vogel resigned from the Board of Directors and Audit Committee effective April 1, 2021. Ms. Robertson joined the Audit Committee effective April 1, 2021

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 49

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 15, 2021 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock, (ii) each named executive officer of the Company, (iii) each director of the Company, and (iv) all directors and executive officers as a group.

Except as otherwise indicated in the footnotes to the table, each person has sole voting and investment power with respect to all shares of our common stock beneficially owned by them, except to the extent this power may be shared with a spouse. The address for the Company’s directors and executive officers is 410 17th Street, Suite 1400, Denver, Colorado 80202.

Name of Beneficial Owner	Common Stock Beneficially Owed	Warrants(1)	Restricted Stock Units(2)	Non- Qualified Stock Options(3)	Total Stock and Stock- Based Holdings	Percentage of Class(4)
Significant Stockholders
FMR LLC(5)	3,124,360	0	0	0	3,124,360	15.0
BlackRock, Inc.(6)	2,507,427		0	0	2,507,427	12.0
Dimensional Fund Advisors LP(7)	1,664,448	0	0	0	1,664,448	8.0
The Vanguard Group(8)	1,385,731	0	0	0	1,385,731	6.6
Donald Smith & Co., Inc. (9)	1,123,742	0	0	0	1,123,742	5.4

Directors and Named Executive Officers
James Craddock(10)	0	0	646	0	646	*
Carrie Hudak(10)	3,468	0	7,897	0	11,365	*
Paul Keglevic(10)	10,223	0	7,897	0	18,120	*
Audrey Robertson(10)	0	0	646	0	646	*
Brian Steck(10)	10,223	0	11,845	0	22,068	*
Jeff Wojahn(10)	10,298	0	7,897	0	18,195	*
Eric Greager(11)	65,630	0	109,495	0	175,125	*
Brant DeMuth(11)	12,541	0	36,843	0	49,384	*
Skip Marter(11)	24,792	0	26,058	24,380	75,230	*
Dean Tinsley(11)	10,051	0	22,822	7,609	40,482	*
Sandi Garbiso(11)	3,714	0	14,538	4,871	23,123	*

All current directors and executive officers as a group (11 persons)	150,940	0	246,584	36,860	434,384	2.1

*     Less than 1%.

(1)	Warrants to purchase common stock of the Company (the “Warrants”) were exercisable until 5:00 p.m., New York City time, on April 28, 2020. The warrants expired on April 28, 2020.

(2)	Includes shares under outstanding RSUs that directors and executive officers may acquire within 60 days from April 15, 2021 as follows: (i) Mr. Craddock, 646 shares; (ii) Ms. Hudak, 7,897 (iii) Mr. Keglevic, 7,897 shares; (iv) Ms. Robertson, 646 shares; (v) Mr. Steck, 11,845 shares; (vi) Mr. Wojahn, 7,897 shares; (vii) Mr. Greager, 13,789 shares; (viii) Mr. DeMuth, 4,099 shares; (ix) Mr. Marter, 7,316 shares; (x) Mr. Tinsley, 6,271 shares; and (xi) Ms. Garbiso, 3,604 shares.

(3)	According to SEC rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares that the individual has a right to acquire within 60 days of a date reasonably selected by us, through the exercise of any right. We selected April 15, 2021 as the determination date.

(4)	Based on [________] shares of common stock outstanding as of April 15, 2021.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 50

(5)	According to a Schedule 13G filed with the SEC on February 8, 2021 by FMR LLC (“FMR”), FMR has, with respect to Bonanza Creek’s common stock, sole power to vote 472,938 shares, shared voting power over no shares, sole power to dispose of 3,124,360 shares, and shared power to dispose of no shares. The 13G/A contained information as of December 31, 2020, and may not reflect current holdings of Bonanza Creek’s common stock. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)	According to a Schedule 13G/A filed with the SEC on January 27, 2021 by BlackRock, Inc. (“BlackRock”), BlackRock has, with respect to Bonanza Creek’s common stock, sole power to vote 2,473,161 shares, shared voting power over no shares, sole power to dispose of 2,507,427 shares, and shared power to dispose of no shares. The 13G/A contained information as of December 31, 2020, and may not reflect current holdings of Bonanza Creek’s common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(7)	According to a Schedule 13G filed with the SEC on February 12, 2021 by Dimensional Fund Advisors LP (“Dimensional”) Dimensional has, with respect to Bonanza Creek’s common stock, sole power to vote 1,642,521 shares, shared voting power over no shares, sole power to dispose of 1,664,448 shares, and shared power to dispose of no shares. The 13G/A contained information as of December 31, 2020, and may not reflect current holdings of Bonanza Creek’s common stock. The address for Dimensional is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(8)	According to a Schedule 13G filed with the SEC on February 10, 2021 by The Vanguard Group (“Vanguard”), in its capacity as an investment advisor, has, with respect to the Company’s common stock, sole voting power with respect to no shares, shared voting power with respect to 21,452 shares, sole dispositive power with respect to 1,347,364 shares, and shared dispositive power with respect to 38,367 shares. The 13G/A contained information as of December 31, 2020, and may not reflect current holdings of Bonanza Creek’s common stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(9)	According to a Schedule 13G filed with the SEC on February 11, 2021 by Donald Smith & Co., Inc. (“Donald Smith”) and DSCO Value Find, L.P. (“DSCO”), Donald Smith has, with respect to Bonanza Creek’s common stock, sole power to vote 1,113,446 shares and DSCO has, sole power to vote 5,309 shares, and both report shared voting power over no shares, Donald Smith has, sole power to dispose of 1,118,443 shares and DSCO has, sole power to dispose of 5,309 shares, and both have shared power to dispose of no shares. The 13G contained information as of February 13, 2020, and may not reflect current holdings of Bonanza Creek’s common stock. The address for Donald Smith & Co., Inc. is 152 West 57th Street, New York, NY 10019.

(10)	Director of the Company. See “Director Compensation” above for further information.

(11)	Named executive officer of the Company.

TRANSACTIONS WITH RELATED PERSONS

Procedures for Review, Approval and Ratification of Related Person Transactions

An “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; (ii) the Company or any of its subsidiaries is a participant; and (iii) any “Related Party” has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Party” includes:

•	a director or director nominee of the Company;

•	an executive officer of the Company;

•	a stockholder beneficially owning more than 5% of any class of the common stock of the Company;

•	a person who is an immediate family member or sharing the household of any of the foregoing; or

•	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 51

Our Audit Committee reviews all Interested Transactions that the rules of the SEC require be disclosed in the Company’s proxy statement and makes a determination regarding the initial authorization or ratification of any such transaction.

The Audit Committee is also charged with reviewing the material facts of all Interested Transactions and either approving or disapproving the Company’s participation in such transactions under the Company’s Related Party Transactions Policy adopted by the Board. This written policy preapproves the following transactions:

•	any employment of an executive officer if his or her compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K;

•	director compensation which is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K;

•	any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s voting securities if the aggregate amount involved for any particular service does not exceed the greater of $500,000 or 25% of that company’s total annual revenues; and

•	any charitable contribution, grant or endowment by the Company to a charitable organization, foundation, or university at which a Related Party’s only relationship is as an employee (other than an executive officer) or a director if the aggregate amount involved does not exceed the lesser of $200,000 or 10% of the charitable organization’s total annual receipts.

Prior to a Related Party entering into an Interested Transaction, the Audit Committee reviews the material facts of such Interested Transaction and either approves or disapproves of the Interested Transaction. If advance Audit Committee approval of an Interested Transaction is not feasible, then the Interested Transaction is considered and ratified (if the Audit Committee determines it to be appropriate) at the Audit Committee’s next regularly scheduled meeting. In determining whether to approve or disapprove an Interested Transaction, the Audit Committee takes into account, among other factors, the following: (i) whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the Related Party’s interest in the transaction, and (iii) whether the Interested Transaction is material to the Company. Further, the policy requires all Interested Transactions that are required to be disclosed in the Company’s filings with the SEC to be disclosed in accordance with applicable laws, rules, and regulations.

Related Party Transactions

During 2020 there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors or executive officers, which are described in “Compensation Discussion and Analysis.”

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 52

PROPOSAL ONE:

ELECTION OF DIRECTORS

Two directors have joined our Board since our last Annual Meeting of Stockholders: Ms. Robertson and Mr. Craddock, each were appointed to the Board on April 1, 2021, are standing for election at the Annual Meeting. Effective April 1, 2021, Messrs. Vaughn and Vogel resigned from their positions as members of the Board. On March 4, 2020, Mr. Tyree resigned from his position as a member of the Board. At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following individuals for election as directors of the Company to serve for a one-year term beginning at the Annual Meeting and expiring at the annual meeting to be held in 2022.

James E. Craddock

Eric T. Greager

Carrie L. Hudak

Paul Keglevic

Audrey Robertson

Brian Steck

Jeffrey E. Wojahn

Each of the nominees currently serve as a director of the Company. Biographical information for each nominee is contained in the “Directors and Executive Officers” section above.

Under the Company’s Director Resignation Policy, a nominee director must submit to the Chair of the Nominating and Corporate Governance Committee a conditional letter of resignation that will become effective only if (i) such director-nominee receives a Majority Withheld Vote and (ii) the Board accepts the resignation. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board, taking into account the recommendation of the Nominating and Corporate Governance Committee, will act on the tendered resignation and publicly disclose its decision within 90 days of the stockholder meeting. If the Board does not accept such incumbent director’s resignation, such director will continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected. See “Corporate Governance—Plurality Voting for Directors; Director Resignation Policy.”

The Board has no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. However, if any director nominee becomes unable or unwilling to accept his nomination or election, either the number of the Company’s directors will be reduced or the persons acting under the proxy will vote for the election of a substitute nominee that the Board recommends.

The Board unanimously recommends that stockholders vote “FOR” Proposal One and approve the election of the director nominees.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 53

PROPOSAL TWO:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

On June 19, 2019, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the new independent registered public accounting firm to perform independent audit services for the Company for the fiscal year ending December 31, 2019, effective immediately. The appointment of Deloitte was the result of a competitive request for proposal process undertaken by the Audit Committee. Also on June 19, 2019, the Audit Committee chose to terminate the Company’s employment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, which was then serving in such capacity, and notified Grant Thornton that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately.

Grant Thornton’s audit report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through June 19, 2019, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter thereof in connection with its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Bonanza Creek provided Grant Thornton with a copy of the disclosures it is making in this proxy statement.

During the fiscal years ended December 31, 2018 and December 31, 2017 and through the subsequent interim period as of June 19, 2019, neither the Company, nor any party on behalf of the Company, consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Deloitte that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Bonanza Creek provided Deloitte with a copy of the disclosures it is making in this proxy statement.

The Audit Committee has selected Deloitte as the independent registered public accounting firm of the Company for the year ending December 31, 2021. The Board is submitting the selection of Deloitte for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders, through their vote, to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Deloitte, the Audit Committee will reconsider the selection of that firm as the Company’s auditors.

The Audit Committee has the sole authority and responsibility to retain, evaluate, and replace the Company’s auditors. The stockholders’ ratification of the appointment of Deloitte does not limit the authority of the Audit Committee to change auditors at any time, if it determines that such a change would be in the best interests of the Company or our stockholders.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 54

Audit and Other Fees

The following tables set forth the aggregate fees paid by the Company for audit and other permitted services provided by Deloitte and Grant Thornton for the years ended December 31, 2020 and 2019:

Deloitte Description	2019 ($)	2020 ($)
Audit Fees(1)	634,572	668,248
Audit-Related Fees(2)	—	200,000
Tax Fees(3)	—	364,023
All Other Fees	—	—
Total	534,572	1,232,271

Grant Thornton Description	2019 ($)	2020 ($)
Audit Fees(1)	55,000	52,500
Audit-Related Fees(2)	90,300	73,500
Tax Fees(3)	—	—
All Other Fees	—	—
Total	145,300	126,000

(1)	Services rendered in 2019 and 2020 include auditing our financial statements included in the Company’s Annual Report filed on Form 10-K and our internal controls over financial reporting and quarterly reviews of our interim financial statements filed on Form 10-Q.

(2)	Includes fees for audits of, and related to, attest engagements, comfort letters, and similar items.

(3)	Represents professional services in connection with research, consultation, and assistance with tax matters related to the acquisition of HighPoint Resources Corp. Includes administrative expenses of $17,334 for the year ended December 31, 2020.

The charter of the Audit Committee requires that the Audit Committee review and pre-approve the plan and scope of the independent auditor’s audit, tax, and other services. The Audit Committee pre-approved 100% of the services described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees”, and “All Other Fees” incurred during 2019 and 2020.

Audit and Non-Audit Services Pre-Approval Policy. The Audit Committee has adopted a Pre-Approval Policy (the “Policy”), effective November 15, 2019, for the approval of independent registered public accounting firm (“Independent Auditor”) services. This Policy outlines the scope of services the Independent Auditor may provide to the Company. The Audit Committee must pre-approve the audit and non-audit services performed by its Independent Auditor in order to assure that the provision of such service does not impair the Independent Auditor’s independence. Before the Company engages an Independent Auditor to render any non-audit service, the engagement must be either: (1) specifically approved by the Audit Committee, or (2) entered into pursuant to the Policy. The Policy also specifies certain non-audit services that are prohibited from being performed by its Independent Auditor.

The Policy describes the Audit, Audit-Related, and Tax services, and All Other Services that have the pre-approval of the Audit Committee. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations. The Audit Committee shall review the Policy annually with management and its Independent Auditor for purposes of assuring its continued appropriateness and compliance with applicable listing standards, including regulations of the SEC and Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditor.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 55

The Company’s management shall inform the Audit Committee of each service performed by the Independent Auditor pursuant to the Policy or performed in violation of the Policy. Requests or applications to provide services that require separate approval by the Audit Committee shall be submitted to the Audit Committee by both the Independent Auditor and the Chief Financial Officer or the Chief Accounting Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s and the PCAOB’s rules on registered public accounting firm independence.

The Company expects that representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

The Board unanimously recommends that stockholders vote “FOR” Proposal Two and approve the ratification of the selection of Deloitte as the independent registered public accountant of the Company for 2021.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 56

PROPOSAL THREE:

APPROVAL OF THE BONANZA CREEK ENERGY, INC.

2021 LONG-TERM INCENTIVE PLAN

Overview of the Plan

We are asking you to approve the proposed Bonanza Creek Energy, Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”). The 2021 Plan, if approved by our stockholders will replace the Bonanza Creek Energy, Inc. 2017 Long-Term Incentive Plan (the “2017 Plan”). Our board of directors has adopted, subject to stockholder approval, the 2021 Plan on [●], 2021, which authorizes the issuance of 700,000 shares pursuant to stock options, awards of restricted stock, restricted stock units, performance awards, stock appreciation rights, other stock-based awards, cash awards and dividend equivalent rights (collectively, the “awards”).

[As of April 15, 2021, there were [●] shares of our common stock available for issuance under the 2017 Plan, which may not be enough to fund equity grants in 2022 or beyond. Adopting the 2021 Plan and replenishing the number of shares available for future grants of equity awards is critical to our continued success for a number of reasons. Equity awards are the most critical component of providing competitive executive compensation levels and help us retain key executives, employees and independent directors. In addition, equity awards also link executive compensation and shareholder performance, reward promotions and top performers and represent a cash, accounting and tax-efficient form of compensation.

In determining the number of additional shares to be authorized for issuance under the 2021 Plan, our board of directors considered, among other things, our hiring plans and expected number of employees and directors, our historical share usage under the 2017 Plan, our current overhang in shares issuable with respect to outstanding awards, the existing terms of such outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates.

We believe that the potential dilution that may result from the 2021 Plan is reasonable for a company of our size and in our industry. In addition, we believe that the benefits to our stockholders resulting from equity award grants to our employees, including interest alignment and mitigation of incentives to take inappropriate business risks, outweigh the potential dilutive effect of grants under the 2021 Plan. Our board of directors believes that paying a significant portion of annual variable compensation in the form of equity awards that vest over multiple years is an effective method of aligning the interests of employees with those of our stockholders, encouraging ownership in the Company and retaining, attracting and rewarding talented employees.

Highlights of the 2021 Plan’s Best Practices

The 2021 Plan combines compensation and governance best practices, including the following features:

•	No Liberal Share Recycling Provisions. The 2021 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or SAR or to satisfy tax withholding requirements.

•	Limitations on Awards to Non-Employee Directors. No non-employee director of the Company will be granted awards under the 2021 Plan for Service on the Board that, together with any cash retainers or fees earned by such Outside Director for such year, have an aggregate fair value as of the grant date in excess of $750,000.

•	Minimum Vesting Periods. Under the 2021 Plan, awards generally may not vest in less than one year from the date of grant, subject to certain exceptions discussed below.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 57

•	No Dividends on Unvested Awards. The 2021 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards.

•	No Discounted Stock Options or Stock Appreciation Rights. All stock options and SARs granted under the 2021 Plan must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•	No Repricing. The 2021 Plan prohibits the repricing of “underwater” stock options or SARs without shareholder approval.

•	Clawback Policy. Awards under the 2021 Plan are subject to clawback under any policy adopted by the Company as well as applicable legal requirements.

•	Double Trigger Change in Control Vesting. The 2021 Plan provides, as a default, “double trigger” vesting of awards (i.e., full acceleration of vesting upon a qualifying termination of service following a change in control) in other circumstances) in the event of a change in control of the Company, provided that the awards are assumed by the acquiror or equitably converted in the transaction.

•	No Evergreen, Reload Awards or Tax-Gross-Ups. The 2021 Plan does not include an evergreen share reserve, awards that automatically reload or any tax-gross up provisions.

Share Information

As of December 31, 2020, the 2017 Plan had 705,682 shares subject to currently outstanding awards including 633,314 shares subject to outstanding restricted stock units and target performance-based stock units and 72,368 outstanding options with a weighted average remaining term of 6.29 years and a weighted average exercise price of $34.36 and 1,134,058 shares available for future issuances. The closing sale price of our common stock on December 31, 2020 was $19.33.

Summary of the 2021 Plan

A brief summary of the 2021 Plan is outlined below. The following summary is not a complete description of all of the provisions of the 2021 Plan and is qualified in its entirety by reference to the 2021 Plan, a copy of which is attached hereto as Appendix A.

Stock Available for Awards

Authorized Number of Shares. The number of shares of Stock available for issuance under the 2021 Plan shall be the sum of (a) 700,000 plus (b) the number of shares of common stock available for issuance under the 2017 Plan and which, as of the effective date of the 2021 Plan, are not subject to outstanding awards granted under the 2017 Plan (the “Total Shares”). On and after the date the 2021 Plan is approved by our stockholders, no grants will be made under the 2017 Plan, provided that outstanding awards granted under the 2017 Plan will continue unaffected following such date.

Share Counting. If any award granted under the 2021 Plan or the 2017 Plan expires or is canceled or forfeited, or if an award granted under the 2021 Plan or the 2017 Plan is settled in cash or otherwise terminates without delivery of any shares of common stock subject thereto, then the number of shares of common stock counted against the aggregate number of shares available under the Plan with respect to such award shall again be available for issuance under the Plan.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 58

Prohibition on Liberal Share Recycling. If any award of SARs is settled in shares of common stock, then the number of SARs subject to the award shall be deemed delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2021 Plan, regardless of the number of shares of common stock that are issued upon the settlement of such SARs. In addition, if the exercise price or the withholding obligation of any grantee with respect to an option or other award, is satisfied by tendering shares of common stock to the Company (by either actual delivery or by attestation) or by withholding shares of common stock, the number of shares of common stock issued including the shares of common stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2021 Plan.

Substitute Awards. In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our board of directors may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. The number of Total Shares reserved shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of shares of common stock subject to awards before and after the substitution.

Types of Awards

The 2021 Plan provides for the grant of “incentive stock options” intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.

Stock Options. Stock options entitle recipients to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price that is no less than 100% of the fair market value of a share of common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to any participant holding more than 10% of the voting power of our company). Only employees may be granted incentive stock options. Options granted pursuant to the 2021 Plan may not be granted with a term in excess of 10 years (or, in excess of five years in the case of incentive stock options granted to any participant holding more than 10% of the voting power of our company). The 2021 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash or check, (ii) subject to certain conditions, payment in connection with a “cashless exercise” through a broker, (iii) subject to certain conditions, surrender to us of shares of common stock, (iv) with respect to a nonstatutory stock option, payment in shares of common stock in the form of a “net exercise”, (v) payment by any other lawful consideration as our board of directors may determine, or (vi) any combination of these forms of payment.

Stock Appreciation Rights. Stock appreciation rights entitle recipients to receive the appreciation in the value of our common stock over the value of the common stock on the date of grant of the stock appreciation right, which we refer to as the measurement price. Stock appreciation rights may be settled by the delivery of shares of our common stock or in cash. Stock appreciation rights may be issued in tandem with options or as stand-alone rights. The measurement price will be no less than 100% of the fair market value of a share of common stock on the date of grant. The maximum term of any stock appreciation right granted pursuant to the 2021 Plan will be no more than 10 years from the date of grant.

Restricted Stock and Restricted Stock Unit Awards. Awards of restricted stock entitle recipients to acquire shares of common stock, subject to our right to repurchase, or require the forfeiture of such shares if issued at no cost, all or part of such shares from the recipient in the event that the conditions specified in the applicable award agreement are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable award agreement, any dividend declared and paid by us with respect to a share of restricted stock shall be paid to the recipient (without interest) only if and when such shares of restricted stock become free from any applicable restrictions on transferability and forfeitability. Alternatively, instead of issuing common stock that is subject to repurchase, our board of directors may grant awards known as restricted stock units that entitle recipients to receive unrestricted shares of common stock or cash at such time as the conditions specified in the applicable award agreement are satisfied. Our board of directors may, in its discretion, provide that settlement of restricted stock units shall be deferred, on a mandatory basis or at the election of the recipient in a manner that complies with Section 409A of the Code. A recipient has no voting rights with respect to any restricted stock units. A grant of restricted stock units may provide the recipient with a right to receive dividend equivalents subject to the same restrictions on transfer and forfeitability as the awards with respect to which they relate and any such dividend equivalents will not be paid unless and until the underlying restricted stock units have vested and been earned.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 59

Other Stock-Based Awards. Under the 2021 Plan, our board of directors has the right to grant other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in the settlement of other awards granted under the 2021 Plan or as payment in lieu of compensation to which a recipient is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or cash, as our board of directors determines.

Performance Awards. Awards granted under the 2021 Plan may be subject to achievement of performance goals (a “performance award”). The performance goals to be achieved during a performance period shall be determined by the board of directors upon the grant of each performance award.

Cash Awards. Cash awards on a free standing basis or as an element of another award under the 2021 Plan, having such terms and conditions as our board of directors may determine.

Dividend Equivalents. A Dividend Equivalent Right may be granted under the 2021 Plan to any grantee as a component of another award or as a freestanding award. Any dividend equivalent right granted with respect to an Award will be payable only if, when and to the extent that such underlying award vests.

Adjustments of Awards

In the event of certain changes to our capitalization, such as a stock split, stock combination, stock dividend, extraordinary cash dividend, exchange of shares, or other recapitalization, merger or otherwise, that result in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the board of directors as to the number and kind of shares subject to an award granted under the 2021 Plan and the number of shares available for issuance under the 2021 Plan. Additionally, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding awards and/or (ii) the exercise price of outstanding options and SARs to reflect such distribution.

Change in Control

In the event of a “change in control” (as defined in the 2021 Plan), unless otherwise provided in the award agreement, the operative transaction agreements related to the change in control, or any separate agreement with a grantee governing an award, the following will occur.

Awards Assumed or Substituted by Surviving Entity. With respect to awards assumed by the surviving entity of the change in control or otherwise equitably converted or substituted in connection with a change in control, such awards shall have “double trigger” treatment (i.e., a full accelerated vesting upon a qualifying termination following a change in control) as determined by the Committee or as set forth in an award agreement with performance awards vesting based on target level achievement.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 60

Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a change in control, and except with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:

•	all outstanding stock options, stock appreciation rights and other outstanding awards pursuant to which holders may have exercise rights shall become fully exercisable as of the time of the change in control, and shall thereafter remain exercisable for a period of ninety (90) days or until the earlier expiration of the original term of the award;

•	all time-based vesting restrictions on outstanding awards shall lapse as of the time of the change in control, and such awards shall be settled or paid at the time of the change in control; and

•	all performance criteria and other conditions to payment of outstanding performance awards shall be deemed to be achieved or fulfilled, measured at based on target level achievement.

Amendment and Termination of the 2021 Plan; Term

Except as may otherwise be required by law or the requirements of any stock exchange or market upon which our common stock may then be listed, the board of directors, acting in its sole discretion and without further action on the part of our stockholders, may amend the 2021 Plan at any time and from time to time and may terminate the 2021 Plan at any time. No such amendment or termination may impair or adversely alter any awards previously granted under the 2021 Plan (without the consent of the recipient or holder) or deprive any person of shares previously acquired under the plan. Unless sooner terminated, the 2021 Plan shall terminate on the tenth anniversary of the effective date (as defined in the 2021 Plan).

Certain Award Terms

Limitations on Repricing of Options or Stock Appreciation Rights. No amendment or modification may be made to an outstanding option or SAR which reduces the exercise price, either by lowering the exercise price or by canceling the outstanding option or SAR in exchange for cash, other awards or an option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding options and SARs (as described under “Adjustments of Awards” above).

Minimum Vesting. A vesting period of at least one (1) year shall apply to all awards issued under the 2021 Plan, provided, however, that up to 5% of the shares of Stock reserved for issuance under the 2021 Plan may be issued pursuant to awards that are do not comply with such minimum one (1) year vesting period.

Eligibility to Receive Awards; Plan Benefits

Our employees, officers, directors, consultants and advisors are eligible to be granted awards under 2021 Plan. The amount and timing of all awards under the 2021 Plan will be determined in the sole discretion of our board of directors or a committee thereof and therefore cannot be determined in advance. As of December 31, 2020, there were approximately 66 employees, zero consultants, and six non-employee directors who were eligible to receive awards under the 2021 Plan, and, as of April 15, 2021, 80 employees, zero consultants, and six non-employee directors participated in the 2021 Plan.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 61

Federal Income Tax Consequences

The U.S. federal income tax consequences of the 2021 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2021 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending upon individual circumstances.

Section 409A of the Code. Certain types of awards under the 2021 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2021 Plan and awards granted under the plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the Code and the regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the board of directors, the 2021 Plan and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

Non-Qualified Stock Options. For federal income tax purposes, if participants are granted non-qualified stock options under the 2021 Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to participants when participants are granted an incentive stock option under Section 422 of the Code or when that option is exercised. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless participants dispose of the shares of common stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of common stock were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of common stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of common stock will not be considered income for alternative minimum tax purposes. Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Restricted Stock. For federal income tax purposes, the grantee generally will not have taxable income on the grant of restricted stock, nor will the Company then be entitled to any deduction, unless the grantee makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse such that the shares are no longer subject to a substantial risk of forfeiture, the grantee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. The grantee may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing a valid election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be generally taxable as capital gains or losses.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 62

Stock Appreciation Rights. No taxable income is realized upon the receipt of a SAR, but upon exercise of the stock appreciation rights, the fair market value of the shares of common stock received, determined on the date of exercise of the SARs, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the grantee in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the grantee realized as ordinary income.

Performance Awards. The grantee generally will not realize taxable income at the time of the grant of the performance award, and the Company will not be entitled to a deduction at that time. When the award is paid, whether in cash or common stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Dividend Equivalents. The grantee generally will not realize taxable income at the time of the grant of the dividend equivalents, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the grantee will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Restricted Stock Units. The grantee generally will not realize taxable income at the time of the grant of the restricted stock unit, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares of common stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction. Restricted stock units may be subject to Section 409A of the Code, and the failure of any restricted stock unit that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon vesting (rather than at such time as the award is paid). Furthermore, an additional 20% penalty tax may be imposed on the grantee under Section 409A of the Code, and certain interest penalties may apply.

Plan Benefits under the 2021 Plan

The awards, if any, that will be made to eligible participants under the 2021 Plan are subject to the discretion of the board of directors, and thus the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to its executive officers, employees, directors and consultants under the 2021 Plan. Therefore, the New Benefits Table is not provided.

Vote Required

Adoption of the 2021 Plan requires approval by the affirmative vote of a majority of the votes cast.

The Board of Directors recommends that you vote FOR approval of the adoption of the 2021 Plan

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 63

PROPOSAL FOUR:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory, non-binding approval of the compensation paid to our named executive officers, as described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”). Our Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the CD&A section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy. In particular, the Compensation Committee strives to attract, retain, and motivate the best executives we can identify and recruit, to reward past performance measured against established goals and provide incentives for future performance and to align executives’ long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses a combination of short-term and long-term incentive compensation to reward excellent performance and to encourage executives’ commitment to our long-range, strategic business goals. It is the intention of the Compensation Committee that our named executive officers be compensated competitively with the market and consistently with our strategy, sound corporate governance principles, and stockholder interests and concerns.

As described in the CD&A, we believe our compensation program is effective, appropriate, and strongly aligned with the long-term interests of our stockholders and that the total compensation packages provided to our named executive officers (including potential payouts upon a termination or change in control) are reasonable and not excessive. As you consider this Proposal Four, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including information about our compensation philosophy and objectives and the past compensation of our named executive officers, and to review the tabular disclosures regarding named executive officer compensation together with the accompanying narrative disclosures in this proxy statement. Some of the program features incorporated by the Compensation Committee to align our executive compensation program with our executive compensation philosophy include:

•	performance-based and time-based equity awards, weighted predominantly to performance-based, incorporating a three-year vesting period to emphasize long-term performance and named executive officer commitment and retention;

•	annual performance-based cash awards incorporating operational, financial, and performance metrics in order to properly balance risk with the incentives needed to drive our key annual initiatives—such awards impose maximum payouts to further manage risk and mitigate the possibility of excessive payments;

•	double-trigger requirement for any acceleration of vesting of equity upon a change in control (i.e., a termination without cause or resignation for good reason is required in connection with a change in control);

•	stock ownership guidelines to further align the interests of our named executive officers with the interests of our stockholders; and

•	a policy requiring recoupment of certain incentive compensation paid to named executive officers under circumstances wherein named executive officers’ conduct constitutes “Detrimental Conduct” under the policy.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement. As an advisory vote, Proposal Four is not binding on our Board or the Compensation Committee, will not overrule any decisions made by our Board or the Compensation Committee, and will not require our Board or the Compensation Committee to take any specific action. Although the vote is non-binding, our Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 64

We are asking stockholders to vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies, and procedures and the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables, and any related material disclosed in the proxy statement.”

The affirmative vote of stockholders holding at least a majority of the shares present and entitled to be voted on the proposal is required for approval of Proposal Four. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

The Board unanimously recommends that the stockholders vote “FOR” Proposal Four and approve the compensation of the named executive officers of the Company on an advisory basis, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 65

PROPOSAL FIVE:

RATIFICATION OF THE RIGHTS AGREEMENT

Background

The purpose of the Tax Benefits Preservation Plan, dated as of November 9, 2020 (the “Tax Benefits Preservation Plan”), by and between the Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent (the “Rights Agent”) is to reduce the risk that the Company’s ability to use its net operating losses and certain other tax attributes (collectively, the “Tax Benefits”) to reduce potential future income tax obligations would become subject to limitations by reason of the Company experiencing an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Tax Code”). A corporation generally will experience an ownership change if the percentage of the corporation’s stock owned by its “5-percent shareholders,” as defined in Section 382 of the Tax Code, increases by more than fifty (50) percentage points over their lowest ownership percentage within a rolling three-year period. The Tax Benefits Preservation Plan is designed to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Tax Code by (i) discouraging any person or group of persons from acquiring beneficial ownership of more than 4.95% of the Company’s shares of common stock and (ii) discouraging any existing shareholder currently beneficially holding 4.95% or more of the Company’s shares of common stock from acquiring additional shares of the Company’s common stock.

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, including the Certificate of Designations of Series A Junior Participating Preferred Stock attached thereto as Exhibit A, which is attached as Appendix B to this proxy statement. Please read the Tax Benefits Preservation Plan in its entirety as the following description is only a summary of the material terms of the Tax Benefits Preservation Plan.

Distribution Date; Exercisability; Expiration. On November 9, 2020, the Board declared a dividend of one right (a “Right”) for each of the Company’s issued and outstanding shares of common stock. The dividend will be paid to the stockholders of record at the close of business on November 19, 2020 (the “Record Date”). Each Right entitles the registered holder, subject to the terms of the Tax Benefits Preservation Plan, to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”), at a price of $100.00 (the “Exercise Price”), subject to certain adjustments.

The Rights will not be exercisable until the earlier to occur of (i) the close of business on the tenth business day after a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person,” which is defined as a person or group of affiliated or associated persons that, at any time after the date of the Tax Benefits Preservation Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the Company’s outstanding shares of common stock, subject to certain exceptions or (ii) the close of business on the tenth business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”).

With respect to the Agreement and Plan of Merger, dated as of November 9, 2020, by and among the Company, Boron Merger Sub, Inc. and HighPoint Resources Corporation (the “HighPoint Merger Agreement”), no person or group of affiliated or associated persons became an “Acquiring Person” solely as a result of the Merger (as defined in the HighPoint Merger Agreement) and the other transactions contemplated thereby, including, without limitation, the Exchange Offer (as defined in the HighPoint Merger Agreement) and, to the extent applicable, the issuance of shares of common stock pursuant to the Prepackaged Plan (as defined in the HighPoint Merger Agreement) (collectively, the “HighPoint Transactions”). However, if a person or group of affiliated or associated persons beneficially owns, as a result of the HighPoint Transactions, 4.95% or more of the shares of common stock then- outstanding, such person will be deemed to be an “Acquiring Person” if such person subsequently becomes the beneficial owner of any additional shares of common stock without the prior written consent of the Company.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 66

With respect to certificates representing shares of common stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for shares of common stock registered in the names of the holders thereof, and not by separate Rights Certificates (as defined below). With respect to book entry shares of common stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by the balances indicated in the book entry account system of the transfer agent for the common stock. Until the earlier of the Distribution Date and the Expiration Date (as defined below), the transfer of any shares of common stock outstanding on the Record Date will also constitute the transfer of the Rights associated with such shares of common stock. As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date, and such Rights Certificates alone will evidence the Rights.

The Rights, which are not exercisable until the Distribution Date, will expire at or prior to the earliest of (i) the close of business on November 9, 2023; (ii) the time at which the Rights are redeemed pursuant to the Tax Benefits Preservation Plan; (iii) the time at which the Rights are exchanged pursuant to the Tax Benefits Preservation Plan; (iv) the time at which the Rights are terminated upon the occurrence of certain mergers or other transactions approved in advance by the Board; and (v) the close of business on the date set by the Board following a determination by the Board that (x) the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (y) no Tax Benefits are available to be carried forward or are otherwise available (the earliest of (i), (ii), (iii), (iv) and (v) is referred to as the “Expiration Date”).

Preferred Stock Rights. Each share of Series A Preferred Stock will be entitled, when, as and if declared, to a preferential per share quarterly dividend payment equal to the greater of (i) $1.00 per share or (ii) an amount equal to 1,000 times the dividend declared per share of common stock. Each share of Series A Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event of any merger, consolidation or other transaction in which shares of common stock are converted or exchanged, each share of Series A Preferred Stock will be entitled to receive 1,000 times the amount received per one share of common stock.

The Exercise Price payable, and the number of shares of Series A Preferred Stock or other securities or property issuable, upon exercise of the Rights are each subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Series A Preferred Stock, (ii) upon the grant to holders of the Series A Preferred Stock of certain rights or warrants to subscribe for or purchase Series A Preferred Stock or convertible securities at less than the then-current market price of the Series A Preferred Stock or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of outstanding Rights and the number of one one-thousandths of a share of Series A Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split, reverse stock split, stock dividends and other similar transactions involving the common stock.

Flip-in Event. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than the Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right that number of shares of common stock having a market value of two times the Exercise Price.

Flip-over Event. In the event that, after a person or a group of affiliated or associated persons has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, or 50% or more of the Company’s assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the Exercise Price.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 67

With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. No fractional shares of Series A Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Stock on the trading day immediately prior to the date of exercise.

Exchange. At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of common stock, the Board, at its option, may exchange each Right (other than Rights owned by such person or group of affiliated or associated persons which will have become void), in whole or in part, at an exchange ratio of one share of common stock per outstanding Right (subject to adjustment).

In connection with any exercise or exchange of the Rights, no holder of a Right will be entitled to receive shares of common stock if receipt of such shares would result in such holder, together with such holder’s affiliates and associates, beneficially owning more than 4.95% of the then-outstanding common stock (such shares, the “Excess Shares”) and the Board determines that such holder’s receipt of Excess Shares would jeopardize or endanger the value or availability of the Tax Benefits or the Board otherwise determines that such holder’s receipt of Excess Shares is not in the best interests of the Company. In lieu of such Excess Shares, such holder will only be entitled to receive cash or a note or other evidence of indebtedness with a principal amount equal to the then-current market price of the common stock multiplied by the number of Excess Shares that would otherwise have been issuable.

Redemption. At any time before the Distribution Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to certain adjustments) (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

Immediately upon the action of the Board electing to redeem or exchange the Rights, the Company shall make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Rights of Holders. Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment. The Board may amend or supplement the Tax Benefits Preservation Plan without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct inconsistent provisions, (c) alter time period provisions, including the Expiration Date, or (d) make additional changes to the Tax Benefits Preservation Plan that the Board deems necessary or desirable. However, from and after the date any person or group of affiliated or associated persons becomes an Acquiring Person, the Tax Benefits Preservation Plan may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights.

Certain Considerations Regarding the Tax Benefits Preservation Plan

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an “ownership change” that could adversely affect utilization of our tax assets, there is no assurance that the Tax Benefits Preservation Plan will prevent all transfers that could result in such an “ownership change.” In addition, the Tax Benefits Preservation Plan could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a large block of the common stock. A third party that acquires in excess of 4.95% or more of the common stock could suffer substantial dilution of its ownership interest under the terms of the Tax Benefits Preservation Plan. This may adversely affect the marketability of the common stock by discouraging existing or potential investors from acquiring our stock or additional shares of our stock.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 68

The Board unanimously recommends that stockholders vote “FOR” Proposal Five and approve the ratification of the Tax Benefits Preservation Plan.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 69

OTHER MATTERS

Stockholder Proposals; Identification of Director Candidates

Any stockholder of the Company who desires to submit a proposal for action at the 2022 Annual Meeting of Stockholders and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in the Company’s proxy materials, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 24, 2021, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials.

A stockholder proposal, including a stockholder nominating a person for election as a director, not included in our proxy statement for the Annual Meeting of Stockholders will be ineligible for presentation at the Annual Meeting of Stockholders unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices. Under our bylaws, in order for a matter to be deemed properly presented by a stockholder, a stockholder’ s notice must be delivered to and received by the Secretary at the principal executive offices of the Company not less than 120 days and not more than 150 days in advance of the first anniversary of the date of the Company’s proxy statement release to stockholders for the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting or if no annual meeting was held during the previous year, delivery of such proposal by the stockholder, to be timely, must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, with respect to the Annual Meeting of Stockholders, such proposal must be received by the Secretary at the Company’s principal executive office by the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. For purposes of our bylaws, “public announcement” means disclosure in a press release reported by Dow Jones News Service, Associated Press, or a comparable national news service, in a document publicly filed by the Company with the SEC or in a notice pursuant to the applicable rules of an exchange on which the Company’s securities are then listed.

To be in proper form, a stockholder’s notice shall be in writing and shall set forth (a) the name and address of the stockholder, as set forth in the Company’s books and records, who intends to make the nomination(s) or propose the business and the beneficial owner, if any, on whose behalf the proposal is made, (b) the number of the Company’s shares that are owned beneficially by such stockholder as of the date of submission, (c) the full name of the proposed candidate, (d) complete biographical information for the proposed candidate, including a description of the proposed candidate’s business experience for at least the previous five years, (e) a description of the proposed candidate’s qualifications as a director, (f) in the case of a nomination of director(s), (i) a description of all agreements, arrangements, or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made, (ii) any other information relating to such nominee(s) that would be required to be included in a proxy statement filed under the current rules of the SEC, and (iii) the nominee(s)’ written consent to serve as a director if elected, and (g) in the case of other business proposed to be brought before the annual meeting (i) a brief description of such business, (ii) the reasons for conducting such business at the annual meeting, (iii) any material interest the stockholder has in such business, and (iv) any other information that is required to be provided by the stockholder under the current rules of the SEC with respect to stockholder proposals. The Board, a committee thereof, the Chief Executive Officer, or the President may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedures.

It is the responsibility of the Nominating and Corporate Governance Committee to identify, evaluate, and recommend to the Board the director nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on the Board that may occur between annual meetings. The Nominating and Corporate Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal, and other challenges that face a U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period. The Board is committed to actively seeking women and minority candidates as well as individuals with diverse backgrounds, skills, and experiences. In general, the Nominating and Corporate Governance Committee will use the same process to evaluate candidates recommended by stockholders as it uses to evaluate all other director candidates. However, if a candidate is recommended by a stockholder or a group of stockholders, the Governance Committee also will review the information required of such nominees pursuant to our bylaws.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 70

The Nominating and Corporate Governance Committee’s charter includes consideration of diversity of viewpoint on the Board. In that regard, the Nominating and Corporate Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes, and viewpoints among our directors. The Nominating and Corporate Governance Committee believes it has achieved that balance through the representation on the Board of members having experience in the oil and gas industry, finance and accounting, and investment analysis, among other areas. The Nominating and Corporate Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship, or any other legally protected status.

In identifying potential director candidates, the Nominating and Corporate Governance Committee will rely on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the Nominating and Corporate Governance Committee from time to time may engage a third party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third party search firm will be paid a fee.

Written requests for inclusion of any stockholder proposal, including with respect to any director candidates recommended by stockholders, should be addressed to Bonanza Creek Energy, Inc., 410 – 17th Street, Suite 1400, Denver, Colorado 80202, Attention: Secretary. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

Solicitation of Proxies

Solicitation of proxies on behalf of the Company may be made via the Internet, by mail or by personal interview or telephone by officers, directors, and employees of the Company, who will not receive any additional compensation for such solicitation activities. The Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. We have also engaged Alliance Advisors (“Alliance”) to assist us with the solicitation of votes. We will pay Alliance a base fee of $8,000, plus customary costs and expenses for these services.

Stockholder List

In accordance with the Delaware General Corporation Law and the Company’s bylaws, the Company will maintain at its corporate offices in Denver, Colorado, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.

Proxy Materials, Annual Report and Householding

The Company’s Annual Report to Stockholders for the year ended December 31, 2020, is being sent to stockholders of record concurrently with this proxy statement and does not form part of the proxy solicitation material.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 71

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies. This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you would prefer to receive a separate copy of the proxy materials or if you are receiving multiple copies and would like to receive a single copy, please notify your broker or direct your request to us as follows: 410 – 17th Street, Suite 1400, Denver, Colorado, 80202, Attention: Investor Relations, 720.440.6100. We will promptly deliver a separate copy to you upon request.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING TO BE HELD ON JUNE 2, 2021:

A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY, AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019 ARE AVAILABLE FREE OF CHARGE UPON REQUEST TO THE COMPANY AT 410 – 17th STREET, SUITE 1400, DENVER, COLORADO, 80202, ATTENTION: INVESTOR RELATIONS. THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K ARE ALSO AVAILABLE ON OUR WEBSITE AT WWW.BONANZACRK.COM.

Voting Methods

Voting over the Internet. For shares of stock that are registered in your name, you may vote by Internet by following the instructions set forth on the enclosed proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. Votes submitted by Internet must be received by 11:59 p.m., Eastern Daylight Time, on Tuesday, June 1, 2021. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return your proxy card. The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting by Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from Internet access providers.

Voting by Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the proxy card. Votes submitted by telephone number must be received by 11:59 p.m. Eastern Daylight Time, on Tuesday, June 1, 2021. Telephone voting is available 24 hours a day. If you vote via the telephone, you do not need to return your proxy card. The telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting by Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from telephone companies.

Voting by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting at the Meeting. If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. If you are considered a stockholder of record you have the right to vote online at the Annual Meeting. If you are considered the beneficial owner and you wish to vote at the Annual Meeting, you will need a legal proxy from your broker or other nominee authorizing you to vote those share online at the Annual Meeting.

For further information concerning stockholders of record and beneficial owners see “GENERAL INFORMATION—Stockholders of Record and Beneficial Owners” above.

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 72

Forward-Looking Statements

This proxy statement may include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). The forward-looking statements include matters to be presented at the Annual Meeting; amount and allocation of forecasted capital expenditures; executive sessions of the Board; director attendance at the Annual Meeting; potential payments upon termination or change in control; statements regarding Section 162(m), Section 409A and Section 280G of the Code and ASC Topic 718; and impact of the compensation program on the Company. These statements are based on our current expectations and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements, including changes in governmental regulations and interpretations thereunder and other risks identified in the Risk Factors section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the Risk Factors section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in our quarterly reports on Form 10-Q and current reports on Form 8-K.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE, OR IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING, AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

By Order of the Board,

Cyrus D. Marter IV Secretary
Denver, Colorado April __, 2021

BONANZA CREEK ENERGY, INC. 2021 Proxy Statement 73

APPENDIX A

BONANZA CREEK ENERGY, INC.

2021 LONG TERM INCENTIVE PLAN

(Effective June 2, 2021)

A-i

A-ii

A-iii

BONANZA CREEK ENERGY, INC.

2021 LONG TERM INCENTIVE PLAN

Bonanza Creek Energy, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2021 Long Term Incentive Plan (the “Plan”), as follows:

1.	PURPOSE.

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, other stock awards (including unrestricted stock), dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS.

For purposes of interpreting the Plan and related documents (including Award Documents), the following definitions shall apply:

2.1          “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2          “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Other Stock Award, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.

2.3          “Award Document” means any written or electronic agreement, contract or other instrument or document that evidences and sets out the terms and conditions of an Award, which may, but need not, be executed or acknowledged by a Grantee.

2.4          “Board” means the Board of Directors of the Company.

2.5          “Change in Control” means

(i)                  the acquisition after the Effective Date by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (a) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”). For purposes of this Section 2.5, the following acquisitions by a Person will not constitute a Change in Control: (I) any acquisition directly from the Company; (II) any acquisition by the Company; (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of Section 2.5(iii) below; or (V) any acquisition, within 18 months following the Effective Date, by any Person who, as of the Effective Date, holds 5% or more of the Outstanding Common Stock or the Outstanding Company Voting Securities;

(ii)                the individuals who, as of the later of the date hereof or the last amendment to this Plan approved by the Board, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors. Any individual becoming a director subsequent to the later of the date hereof or the last amendment to this Plan approved by the Board whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board as of the later of the date hereof or the last amendment to this Plan approved by the Board, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board of Directors will not be deemed a member of the Incumbent Board as of the later of the date hereof or the last amendment to this Plan approved by the Board;

(iii)              the consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company after the Effective Date (a “Business Combination”), unless following such Business Combination: (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)               the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

2.6          “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.7          “Committee” means the Company’s Compensation Committee.

2.8          “Company” has the meaning set forth in the preamble.

2.9          “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.10       “Effective Date” means June 2, 2021, the date the Plan is approved by the Company’s stockholders in accordance with the requirements of the laws of the State of Delaware.

2.11       “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.12       “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith. Notwithstanding the foregoing, for purposes of reporting and calculating taxable income and applicable tax withholdings, the Company may use any reasonable method to determine the Fair Market Value, including (i) using the closing price of the Stock on the applicable exchange or in the applicable market on the date immediately prior to the determination date, and (ii) in the event the Grantee makes arrangements with the Company to satisfy the tax withholdings required by Section 18.3 pursuant to a same day “sell-to-cover” or similar transaction, treating Fair Market Value as the amount received upon sale of the Stock in such same day “sell-to-cover” or similar transaction.

2.13       “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.14       “GAAP” means U.S. generally accepted accounting principles.

2.15       “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.16       “Grantee” means a person who receives or holds an Award under the Plan.

2.17       “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.18       “Intrinsic Value” means, (i) with respect to an Option or SAR, the product of (x) the excess, if any, of (A) the price or implied price per share of Stock in a Change in Control over (B) the exercise or grant price of such Option or SAR multiplied by (y) the number of shares of Stock covered by such Option or SAR, and (ii) with respect to any other Stock-based Award, the product of (A) the price or implied price per share of Stock in a Change of Control multiplied by (B) the number of shares of Stock covered by such other Stock-based Award.

2.19       “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.20       “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.21       “Option Price” means the exercise price for each share of Stock subject to an Option.

2.22       “Other Stock Award” means an Award pursuant to Section 11 hereof

2.23       “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.24       “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

2.25       “Plan” has the meaning set forth in the preamble.

2.26       “Prior Plan” means the Bonanza Creek Energy, Inc. 2017 Long Term Incentive Plan.

2.27       “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.28       “Restricted Period” has the meaning set forth in Section 10.2.

2.29       “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30       “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 9 hereof.

2.31       “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.32       “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Document, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.33       “Service Provider” means an employee, officer or director of the Company or an Affiliate, or any natural person who is a consultant or advisor currently providing services to the Company or an Affiliate.

2.34       “Stock” means the common stock, par value $0.001 per share, of the Company, or any security into which such common stock may be changed, reclassified or converted pursuant to any transaction or event of the type described in Section 17.

2.35       “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.36       “Stock Unit” means a bookkeeping entry representing the equivalent of one or more shares of Stock as indicated in the Award Document awarded to a Grantee pursuant to Section 10 hereof.

2.37       “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.38       “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.39       “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.40       “Total Shares” has the meaning set forth in Section 4 hereof.

2.41       “Unrestricted Stock” means an Award granted pursuant to Section 11 hereof pursuant to which the Grantee may receive shares of Stock free of any restrictions under the Plan.

3.	ADMINISTRATION OF THE PLAN.

3.1    Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Document, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Document. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Document shall be final, binding and conclusive.

3.2    Delegation of Authority.

The Board from time to time may delegate to the Committee, any other separate committees of the Board, or to one or more officers of the Company, such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i)                  Except as provided in subsection 3.2(ii) of this Section 3.2 and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two (2) or more Outside Directors of the Company who meet such requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

(ii)                The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

(iii)              The Board may also appoint one or more officers of the Company, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Document entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee or such other delegate if the power and authority to do so has been delegated to the Committee or such other delegate by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee or such other delegate shall be final, binding and conclusive. To the extent permitted by applicable law, the Committee may delegate its authority under the Plan to a member of the Board; but no other delegate hereunder may further delegate its authority.

3.3    Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)                  designate Grantees,

(ii)                determine the type or types of Awards to be made to a Grantee,

(iii)              determine the number of shares of Stock to be subject to an Award,

(iv)               establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)                prescribe the form of each Award Document evidencing an Award,

(vi)               make Awards to Grantees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to employees employed in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for employees on assignments outside their home country; and

(vii)             amend, modify, or supplement the terms of any outstanding Award.

Notwithstanding the foregoing,, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, materially impair the Grantee’s rights under such Award.

The Company may retain the right in an Award Document to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Document applicable to the Grantee. The Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for cause as defined in the applicable Award Document.

The grant of any Award shall be contingent upon the Grantee executing (in writing or electronically) the appropriate Award Document.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR without the approval of the stockholders of the Company to (i) reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR in exchange for cash, other Awards or an Option or SAR with a lower Option Price or SAR Exercise Price (as applicable) or (ii) take any other action that would be considered a “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange on which the Stock is listed (if any); provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.

3.4    Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Section 409A.

3.5    No Liability.

No member of the Board or of the Committee, nor any other delegate hereunder, shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Document.

3.6    Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN.

4.1    Share Reserve.

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be the sum of (a) 700,000 plus (b) the number of shares of Stock available for issuance under the Prior Plan and which, as of the Effective Date, are not subject to outstanding awards granted under the Prior Plan (the “Total Shares”). The maximum number of shares of Stock that may be delivered to Grantees and their beneficiaries with respect to Incentive Stock Options granted under the Plan is equal to the Total Shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any Award granted under the Plan or the Prior Plan expires or is canceled or forfeited, or if an Award granted under the Plan or the Prior Plan is settled in cash or otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall again be available for issuance under the Plan.

4.2    Prohibition on Liberal Share Recycling.

If any Award of SARs is settled in shares of Stock, then the number of SARs subject to the Award shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan, regardless of the number of shares of Stock that are issued upon the settlement of such SARs. In addition, if the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued including the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

4.3    Assumption or Substitution of Awards.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of Total Shares reserved shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS.

5.1    Effective Date.

The Plan shall be effective as of the Effective Date. On and after the Effective Date, no grants will be made under the Prior Plan, provided that outstanding awards granted under the Prior Plan will continue unaffected following the Effective Date.

5.2    Term.

The Plan may be terminated by the Board as provided in Section 5.3; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

5.3    Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company’s stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	AWARD ELIGIBILITY AND LIMITATIONS.

6.1    Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, and (ii) any Outside Director.

6.2    Successive Awards and Substitute Awards.

An eligible person may receive more than one (1) Award, subject to such restrictions as are provided herein. Notwithstanding 8.1 and 9.1 the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original date of grant provided that the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder.

6.3    Director Award Limitations .

In any calendar year, no Outside Director shall be granted Awards under the Plan for Service on the Board that, together with any cash retainers or fees earned by such Outside Director for such year, have an aggregate fair value as of the grant date (as determined in accordance with applicable accounting standards) in excess of $750,000.

6.4    Minimum Vesting Schedule.

Except as set forth below, a vesting period of at least one (1) year shall apply to all Awards issued under the Plan. Up to 5% of the shares of Stock reserved for issuance under the Plan as of the Effective Date may be issued pursuant to Awards that are do not comply with such minimum one (1) year vesting period.

7.	AWARD AGREEMENT.

Each Award granted pursuant to the Plan shall be evidenced by an Award Document, in such written or electronic form or forms as the Board shall from time to time determine. Award Documents granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Document evidencing an Award of Options shall specify whether such Options are intended to be Non- qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS.

8.1    Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Document evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2    Vesting.

Subject to 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Document. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3    Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Document relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4    Termination of Service.

Each Award Document shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5    Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6    Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full, in a form of payment as provided in Section 12 hereof, of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7    Rights of Holders of Options.

Unless otherwise stated in the applicable Award Document, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are issued to such individual. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8    Delivery of Stock Certificates.

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option.

8.9    Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10       Family Transfers.

If authorized in the applicable Award Document, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) if and to the extent specifically provided in the related Award Document; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

9.1    Right to Payment and Grant Price.

An SAR shall confer on the Grantee to whom such SAR is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the grant price of such SAR as determined by the Board. The Award Document for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award. An SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price, even if such grant price is less than the Fair Market Value of a share of Stock on the grant date of the SAR.

9.2    Other Terms.

The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS.

10.1    Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered). Stock Units may be used to grant awards commonly known as “restricted stock units” or “performance shares,” and all references in an Award Document to such types of awards shall be deemed to refer to Stock Units as authorized by this Plan.

10.2    Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3    Restricted Stock Certificates.

Subject to Section 3.6, the Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Document that either (i) the Secretary of the Company or its designee shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Document.

10.4    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Document, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. Any dividends payable with respect to Restricted Stock shall be distributed to the Grantee only if, when and to the extent such Restricted Stock vests. The value of dividends and other distributions payable with respect to Restricted Stock that does not vest shall be forfeited. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original grant.

10.5    Rights of Holders of Stock Units.

10.5.1	Voting and Dividend Rights.

Unless the Board otherwise provides in an Award Document, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Document evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights. Any Dividend Equivalent Rights granted with respect to Stock Units shall be payable to the Grantee only if, when and to the extent such underlying Stock Unit vests. The Dividend Equivalent Rights granted with respect to Stock Units that do not vest shall be forfeited. Such Award Document may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2	Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Document.

10.6    Termination of Service.

Unless the Board otherwise provides in an Award Document or in writing after the Award Document is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Document relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

10.8    Delivery of Stock.

Subject to Section 3.6, upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Document, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	TERMS AND CONDITIONS OF OTHER STOCK AWARDS AND CASH AWARDS.

11.1    Other Stock Awards.

The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price per share of Stock determined by the Board) to any Grantee: (a) Unrestricted Stock Awards or rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any other securities with a value derived from the value of or related to the Common Stock and/or returns thereon (“Other Stock Awards”). Other Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2    Cash Awards.

The Board is authorized to grant cash awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to any Grantee in such amounts and subject to such other terms as the Board in its discretion determines to be appropriate.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK.

12.1    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2    Surrender of Stock.

To the extent the Award Document so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Document so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by (i) delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3 or (ii) instructing the Company to withhold a number of shares of Stock that otherwise would be issued to the Grantee in connection with the exercise of the Option having a Fair Market Value on the date of exercise equal to the Option Price and any withholding taxes described in Section 18.3.

12.4    Other Forms of Payment.

To the extent the Award Document so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS.

13.1    Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon payment of, or lapse of restrictions on, but not exercise of (directly or indirectly), such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. Any Dividend Equivalent Rights granted with respect to an Award shall be payable to the Grantee only if, when and to the extent such underlying Award vests. The Dividend Equivalent Rights granted with respect to Awards that do not vest shall be forfeited.

13.2    Termination of Service.

Except as may otherwise be provided by the Board either in the Award Document or in writing after the Award Document is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions. The performance conditions for grant or vesting and the other provisions of an Award need not be the same with respect to each Grantee. Performance Awards may be paid in cash, shares of Stock, other property, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Document.

15.	PARACHUTE LIMITATIONS.

Notwithstanding any contrary provision in this Plan, if a Grantee is a “disqualified individual” (as defined in Section 280G of the Code), and any Award under this Plan together with any other payments or benefits that such Grantee has a right to receive from the Company (and affiliated entities required to be aggregated in accordance with Q/A-10 and Q/A-46 of Treas. Reg. §1.280G-1) (collectively, the “Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code), the Payments shall be either (a) reduced (but not below zero) so that the aggregate present value of such Payments and benefits received by the Grantee from the Company and its Affiliates shall be $1.00 less than three times such Grantee’s “base amount” (as defined in Section 280G of the Code) (the “Safe Harbor Amount”) and so that no portion of such Payments received by such Grantee shall be subject to the excise tax imposed by Section 4999; or (b) paid in full, whichever produces the better net after-tax result for such Grantee (taking into account any applicable excise tax under Section 4999 and any applicable federal, state and local income and employment taxes). The determination as to whether any such reduction in the amount of the Payments is necessary shall be made by the Company in good faith and such determination shall be conclusive and binding on such Grantee. If reduced Payments are made to the Grantee pursuant to this Section 15 and through error or otherwise those Payments exceed the Safe Harbor Amount, the Grantee shall immediately repay such excess to the Company or its applicable Affiliate upon notification that an overpayment has been made.

The reduction of Payments, if applicable, shall be made by reducing, first, severance payments to be paid in cash in the order in which such payments would be paid or provided (beginning with such payment or benefit that would be made last in time and continuing, to the extent necessary, through to such payment or benefit that would be made first in time) and second, by reducing any other cash payments that would be payable to the Grantee which are valued in full for purposes of Code Section 280G in a similar order (last to first), and third, by reducing any equity acceleration of awards which are valued in full for purposes of Section 280G of the Code in a similar order (last to first), and finally, by reducing any other payments or benefit in a similar order (last to first).

Notwithstanding anything above to the contrary, this Section 15 shall not apply to any Grantee who is subject to a specific provision under any separate employment contract or severance plan maintained by the Company or any of its Affiliates regarding the application of the golden parachute rules of Code Sections 280G and 4999.

16.	REQUIREMENTS OF LAW.

16.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION.

17.1    Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any conversion, recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2    Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Change in Control.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Document evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3    Change in Control

The provisions of this Section 17.3 shall apply in the case of a Change in Control, unless otherwise provided in the Award Document, the operative transaction agreements related to the Change in Control, or any separate agreement with a Grantee governing an Award.

(i)       Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the surviving entity of the Change in Control (the “Surviving Entity”) or otherwise equitably converted or substituted in connection with a Change in Control, such Awards shall have “double trigger” treatment (i.e., full accelerated vesting upon a qualifying termination following a Change in Control) as determined by the Committee or as set forth in an Award Document with Performance Awards vesting based on target level achievement.

(ii)        Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board:

(A)        all outstanding Options, Stock Appreciation Rights and other outstanding Awards pursuant to which Grantees may have exercise rights shall become fully exercisable as of the time of the Change in Control, and shall thereafter remain exercisable for a period of ninety (90) days or until the earlier expiration of the original term of the Award;

(B)       all time-based vesting restrictions on outstanding Awards shall lapse as of the time of the Change in Control, and such Awards shall be settled or paid at the time of the Change in Control; and

(C)        all performance criteria and other conditions to payment of outstanding Performance Awards shall be deemed to be achieved or fulfilled, measured at based on target level achievement.

(iii)       For the purposes of this Plan, an Award shall be considered assumed by the Surviving Entity or otherwise equitably converted or substituted if following the applicable transaction the Award confers the right to purchase or receive, for each share of Stock subject to the Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of shares of Stock for each share of Stock held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Award, for each share of Stock subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of shares of Stock in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

17.4    Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Document. The Board may provide in the Award Documents at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in 17.1 and 17.2.

17.5    No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.	GENERAL PROVISIONS.

18.1    Disclaimer of Rights.

No provision in the Plan or in any Award or Award Document shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Document, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation, or shall otherwise make arrangements satisfactory to the Company or the Affiliate, as the case may be, to provide for the timely payment of such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4    Captions.

The use of captions in this Plan or any Award Document is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Document.

18.5    Clawback Provisions.

All Awards (including any proceeds, gains, or other economic benefit the Grantee actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any shares of Stock underlying the Award) will be subject to any Company clawback policy, including any clawback policy adopted to comply with applicable law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such clawback policy or the Award Document.

18.6    Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.7    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.8    Severability.

If any provision of the Plan or any Award Document shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9    Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10    Section 409A of the Code.

Awards under the Plan are intended to be exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”), and this Plan and all Award Documents shall be interpreted accordingly. In the event it is determined that any Award or Award Document would violate the requirements of Section 409A, the Board shall have the authority, but not the obligation, to amend the terms and conditions of the Award or the Award Document without the consent of the Participant to the minimum extent necessary to bring the Award or Award Document into compliance with Section 409A. However, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A, and neither the Company nor the Board will have any liability to any Grantee for such tax or penalty.

* * *

APPENDIX B

TAX BENEFITS PRESERVATION PLAN

dated as of November 9, 2020

between

BONANZA CREEK ENERGY, INC.,

as the Company,

and

Broadridge Corporate Issuer Solutions, Inc.,

as Rights Agent

TABLE OF CONTENTS

B-i

B-ii

TAX BENEFITS PRESERVATION PLAN

This TAX BENEFITS PRESERVATION PLAN, dated as of November 9, 2020, (this “Agreement”), is made and entered into by and between Bonanza Creek Energy, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, Inc. as rights agent (the “Rights Agent”).

WHEREAS, (a) the Company has certain Tax Benefits (as defined below) for U.S. federal and state income tax purposes, (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and thereby preserve the Company’s ability to utilize such Tax Benefits, (c) the Company views its Tax Benefits as a valuable asset of the Company, (d) the Company believes it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth in this Agreement and (e) in furtherance of such objective, the Company desires to enter into this Agreement;

WHEREAS, the board of directors of the Company (the “Board”) authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock of the Company outstanding at the Close of Business on the Record Date, each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock, upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment) with respect to each share of Common Stock of the Company that will become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights may be issued with respect to shares of Common Stock that will become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

(a)        “Acquiring Person” shall mean any Person that, together with all of its Related Persons, is the Beneficial Owner of 4.95% or more of the shares of Common Stock of the Company then-outstanding, but shall exclude (i) the Excluded Persons, (ii) any Exempt Persons and (iii) any Grandfathered Persons.

Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i)        as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 4.95% or more of the shares of Common Stock of the Company then-outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.95% or more of the shares of Common Stock of the Company then-outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in Section 1(a)(ii) below), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.95% or more of the Common Stock then-outstanding;

(ii)        solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.95% or more of the shares of Common Stock of the Company then-outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.95% or more of the Common Stock then-outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (B) a grant or exercise described in this Section 1(a)(ii);

(iii)        by means of share purchases directly from or issuances (including debt for equity exchanges) directly by the Company, or in either case indirectly through an underwritten offering by the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 4.95% or more of the shares of Common Stock then-outstanding following such transaction and (B) subsequently becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in Section 1(a)(ii) above) without the prior written consent of the Company and then Beneficially Owns 4.95% or more of the shares of Common Stock then-outstanding;

(iv)        if (A) the Board determines in good faith that such Person has become an “Acquiring Person” inadvertently (including, without limitation, because (1) such Person was unaware that it Beneficially Owned a percentage of the then-outstanding Common Stock of the Company that would otherwise cause such Person to be an “Acquiring Person” or become an “Acquiring Person” in a manner described in Section 1(a)(i), Section 1(a)(ii) or Section 1(a)(iii) and, in each case, inadvertently became a Beneficial Owner of additional shares of Common Stock of the Company; or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock of the Company but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock of the Company so that such Person would no longer be an “Acquiring Person”;

(v)        if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement or otherwise seeking to control or influence the management or policies of the Company; or

(vi)        solely as a result of the Merger and the other transactions contemplated by the HighPoint Merger Agreement, including, without limitation, the Exchange Offer and, to the extent applicable, the issuance of Common Stock of the Company pursuant to the Prepackaged Plan (collectively, the “HighPoint Transactions”); provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person, together with all of its Related Persons, (A) is or becomes the Beneficial Owner of 4.95% or more of the shares of Common Stock of the Company then-outstanding by reason of the HighPoint Transactions and (B) subsequently becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in Section 1(a)(ii) above) without the prior written consent of the Company and then Beneficially Owns 4.95% or more of the shares of Common Stock then-outstanding.

(b)         “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c)        “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement, and, to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a “single entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(d)         “Agreement” shall have the meaning set forth in the Preamble hereof.

(e)         A Person is the “Beneficial Owner” of (and “Beneficially Owns” and has “Beneficial Ownership” of) any securities (that are as such “Beneficially Owned”):

(i)         that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement;

(ii)        that such Person or any of such Person’s Related Persons, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations, or upon the exercise of conversion rights, exchange rights (other than the Rights), rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of (1) securities (including rights, options or warrants) that are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; or (2) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or dispose of, pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or

(iii)         that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any such securities, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations.

Notwithstanding anything in this definition of “Beneficial Ownership” to the contrary, no Person engaged in business as an underwriter of securities shall be the “Beneficial Owner” to the extent Section 1.382-3(j)(7) of the Treasury Regulations would not treat such Person as a Beneficial Owner.

Notwithstanding anything in this definition of “Beneficial Ownership” to the contrary, to the extent not within the foregoing provisions, a Person shall be deemed the Beneficial Owner of, and shall be deemed to beneficially own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including, without limitation, for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that are issuable through the exercise of any options, warrants, rights or similar interests (including restricted stock) which such Person is deemed to Beneficially Own, but shall not include the number of shares of Common Stock not outstanding that are issuable through the exercise of any options, warrants, rights or similar interests (including restricted stock) which that Person is not deemed to Beneficially Own.

(f)         “Board” shall have the meaning set forth in the recitals of this Agreement.

(g)         “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(h)         “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking or trust institutions in the State of New York are authorized or obligated by law or executive order to close; provided, however, that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.

(i)         “Certificate of Designations” shall have the meaning set forth in Section 1(j) hereof.

(j)          “Certificate of Incorporation” shall mean the Third Amended and Restated Certificate of Incorporation of the Company, as may be amended or restated from time to time, as filed with the Office of the Secretary of State of the State of Delaware, and together with the Certificate of Designations of the Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and attached hereto as Exhibit A (the “Certificate of Designations”), as the same may hereafter be amended or restated.

(k)        “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(l)        “Closing Price” shall mean, in respect of any security for any day, the last sale price, regular way, reported at or prior to 4:00 P.M. New York City time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported at or prior to 4:00 P.M. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or the NYSE or, if the security is not listed or admitted to trading on NASDAQ or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. New York City time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use reported as of 4:00 P.M. New York City time or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security, which professional market maker is selected by the Board.

(m)         “Code” shall have the meaning set forth in the recitals to this Agreement.

(n)        “Common Stock” shall mean (i) when used with reference to the Company, the Common Stock, par value $0.01 per share, of the Company; and (ii) when used with reference to any Person other than the Company, the class or series of capital stock or equity interest with the greatest voting power (in relation to any other classes or series of capital stock or equity interest) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(o)         “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p)        “Company” shall have the meaning set forth in the Preamble hereof.

(q)        “Current Market Price” of any security on any date shall mean the average of the daily closing prices per share of such security for the thirty (30) consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the “Current Market Price” of such security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights); or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of the requisite thirty (30) Trading Day period after but not including the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, in each such case, the “Current Market Price” shall be appropriately adjusted to take into account ex-dividend trading, as determined in good faith by the Board, whose determination shall be described in a statement delivered to the Rights Agent and shall be conclusive for all purposes. If on any such date no market maker is making a market in such security or such security is not publicly held or not listed or traded, the “Current Market Price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

Except as provided in this paragraph, the “Current Market Price” of the Preferred Stock shall be determined in accordance with the method set forth above. If the Preferred Stock is not publicly traded, the “Current Market Price” of the Preferred Stock shall be conclusively deemed to be the Current Market Price of the Common Stock as determined pursuant to the paragraph above (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “Current Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(r)         “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(s)        “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by the Board prior to such time any Person becomes an Acquiring Person, after the date of the commencement by any Person of, or of the first public announcement of the intention of any Person to commence, a tender or exchange offer the consummation of which would result in such Person becoming an Acquiring Person.

(t)          “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(u)         “Excess Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(v)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(w)        “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(x)         “Exchange Offer” shall have the meaning set forth in the HighPoint Merger Agreement.

(y)         “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(z)         “Excluded Person” shall mean (i) the Company or any of its Subsidiaries; (ii) any officers, directors and employees of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including, without limitation, any fiduciary capacity); or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

(aa)         “Exempt Person” shall mean (i) any Person determined by the Board to be an “Exempt Person” in accordance with the requirements set forth in Section 25 hereof for so long as such Person complies with any limitations or conditions required by the Board in making such determination and (ii) any Person that, together with all of its Related Persons, is the Beneficial Owner of 4.95% or more of the shares of Common Stock of the Company then-outstanding and such Beneficial Ownership will not, as determined by the Board in its sole discretion, jeopardize or endanger the value or availability to the Company of the Tax Benefits or otherwise be contrary to the best interests of the Company; provided, however, that any Person deemed to be an “Exempt Person” will cease to be an “Exempt Person” if the Board, in its sole discretion, makes a determination that such Person’s Beneficial Ownership would, notwithstanding any prior determination to the contrary, jeopardize or endanger the value or availability to the Company of the Tax Benefits or otherwise be contrary to the best interests of the Company.

(bb)   “Exemption Request” shall have the meaning set forth in Section 25 hereof.

(cc)   “Exercise Price” shall have the meaning set forth in Section 4(a), Section 11(a)(ii) and Section 13(a)(i) hereof.

(dd)   “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(ee)    “Flip-In Event” shall mean any event described in Section 11(a)(ii) hereof.

(ff)     “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(gg)   “Flip-Over Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(hh)   “Flip-Over Stock” shall mean the class or series of capital stock or equity interest with the greatest voting power (in relation to any other classes or series of capital stock or equity interest) in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Principal Party or if the Principal Party is a Subsidiary of another Person, the Person who ultimately controls such Principal Party.

(ii)      “Grandfathered Person” shall mean any Person that, together with all of its Related Persons, is, as of the date of this Agreement or, if later, immediately prior to the public announcement of the adoption of this Agreement, the Beneficial Owner of 4.95% or more of the shares of Common Stock of the Company then-outstanding. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 4.95% of the shares of Common Stock of the Company then-outstanding; or (ii) such Person increases its Beneficial Ownership of shares of Common Stock of the Company to an amount equal to or greater than the greater of (A) 4.95% of the shares of Common Stock of the Company then-outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock of the Company outstanding as of any time from and after the public announcement of this Agreement (other than as a result of an acquisition of shares of Common Stock of the Company) plus (2) one share of Common Stock of the Company then-outstanding.

(jj)      “HighPoint Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of November 9, 2020, by and among the Company, Boron Merger Sub, Inc. and HighPoint Resources Corporation.

(kk)    “HighPoint Transactions” shall have the meaning set forth in Section 1(a)(vi) hereof.

(ll)      “Merger” shall have the meaning set forth in the HighPoint Merger Agreement.

(mm)  “NASDAQ” shall mean The NASDAQ Stock Market LLC.

(nn)   “NYSE” shall mean the New York Stock Exchange, Inc.

(oo)   “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity, or group of persons making a “coordinated acquisition” of Common Stock or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, including (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder and (ii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other group or entity.

(pp)   “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designations.

(qq)   “Prepackaged Plan” shall have the meaning set forth in the HighPoint Merger Agreement.

(rr)     “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(ss)    “Record Date” shall mean the Close of Business on November 19, 2020.

(tt)     “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(uu)   “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(vv)   “Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person.

(ww)  “Requesting Person” shall have the meaning set forth in Section 25 hereof.

(xx)     “Rights” shall have the meaning set forth in the recitals of this Agreement.

(yy)   “Rights Agent” shall have the meaning set forth in the Preamble hereof.

(zz)    “Rights Certificate” shall have the meaning set forth in Section 3(d) hereof.

(aaa)  “Schedule 13D” shall mean a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act as in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock Beneficially Owned by the Person filing such statement.

(bbb) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ccc) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ddd) “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or by an Acquiring Person that a Person has become an Acquiring Person or that discloses information which reveals the existence of an Acquiring Person, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

(eee)  “Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person; or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(fff)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ggg) “Summary of Rights” shall have the meaning set forth in Section 3(a) hereof.

(hhh) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, disallowed business interest expense carryforwards and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(iii)     “Trading Day” shall mean, in respect to any security, (i) if such security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business; provided that any national securities exchange shall be deemed to be open for the transaction of business if electronic auctions are open on such day regardless of the closure of physical locations; and (ii) if such security is not so listed or admitted, a Business Day.

(jjj)     “Treasury Regulations” shall mean the U.S. Treasury Regulations promulgated under the Code, as may be amended from time to time.

(kkk)  “Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.

(lll)     “Trust” shall have the meaning set forth in Section 24(d) hereof.

(mmm) “Trust Agreement” shall have the meaning set forth in Section 24(d) hereof.

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall be, prior to the Distribution Date, the holders of Common Stock of the Company) and in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable; provided that the Company shall notify the Rights Agent in writing ten (10) Business Days prior to such appointment. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company reasonably determines, and the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3. Issue of Rights Certificates.

(a) On the Record Date, or as soon as practicable thereafter, the Company will make available (directly or, at the expense of the Company, through the Rights Agent or its transfer agent if the Rights Agent or transfer agent is directed by the Company and provided with all necessary information and documents) a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B and which may be appended to certificates that represent shares of Common Stock (the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Related Person of any Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or register for Common Stock. With respect to certificates representing shares of Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such shares of Common Stock registered in the names of the holders thereof together with the Summary of Rights, and not by separate Rights Certificates. With respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock together with the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificates or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(b) Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights also shall be issued to the extent provided in Section 22 hereof. Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the Record Date shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain Rights as set forth in a Tax Benefits Preservation Plan by and between Bonanza Creek Energy, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, Inc., or any successor Rights Agent (the “Rights Agent”) dated as of November 9, 2020, as the same may be amended or supplemented from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares]. The Company will mail to the holder of [this certificate] [these shares] a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Related Person thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Related Person thereof) may become null and void and will no longer be transferable.”

With respect to all certificates representing shares of Common Stock containing the foregoing legend in substantially similar form, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend in substantially similar form, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be cancelled and retired so that the Company is not entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c)      Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

(d)      As soon as practicable after the Distribution Date, the Company will prepare and execute, and upon written request of the Company, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested by the Company in writing and provided with all necessary information and documents, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Related Person of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit C hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and, if such adjustments are made, the Company may pay cash in lieu of any fractional Rights (in accordance with Section 14(a) hereof). As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the transfer of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

Section 4. Form of Rights Certificate.

(a)      The Rights Certificates (including the forms of election to purchase and of assignment and applicable certificate) shall be substantially in the form set forth in Exhibit C hereto and may have such changes or marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent), and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any applicable rule or regulation of any stock exchange upon which the Rights may from time to time be listed or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such price, the “Exercise Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment as provided herein.

(b)      Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee after the Acquiring Person becomes an Acquiring Person; or (iii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom such Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock, or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof (and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the direction of the Board a legend (to the extent feasible, and only if the Company has provided specific written instructions to the Rights Agent) substantially in the following form:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan dated as of November 9, 2020 by and between Bonanza Creek Energy, Inc. and Broadridge Corporate Issuer Solutions, Inc. (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively without independent verification thereof for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Section 5. Countersignature and Registration.

(a)      The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, General Counsel, Corporate Secretary or any Executive Vice President of the Company, shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s General Counsel, Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Rights Certificates may be manual or by facsimile or other customary means of electronic transmission (e.g., “pdf”). Rights Certificates bearing the manual or facsimile signatures of the individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or shall be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by an authorized signatory of the Rights Agent by manual or facsimile or other customary means of electronic transmission (e.g., “pdf”) of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder. In case any authorized signatory of the Rights Agent who has countersigned any Rights Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Rights Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Rights Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Rights Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Rights Certificate, is properly authorized to countersign such Rights Certificate, although at the date of the execution of this Agreement any such person was not so authorized.

(b)      Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information and documentation referred to in Section 3(d) hereof, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate and the date of each Rights Certificate.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose, along with a signature guarantee (if required) and such other and further documentation as the Company or the Rights Agent may reasonably request. The Rights Certificates are transferable only on the books and records of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Person thereof as the Company or the Rights Agent may reasonably request, whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment by the holder of the Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or governmental charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or governmental charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid.

(b)      If a Rights Certificate is mutilated, lost, stolen or destroyed, upon written request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent requests, and, if requested by the Company or the Rights Agent, indemnity or security also satisfactory to the Company and/or the Rights Agent.

(c)      Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a)      Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed, if required), to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, at or prior to the earliest of (i) the Close of Business on November 9, 2023; (ii) the time at which the Rights are redeemed pursuant to Section 23 hereof; (iii) the time at which the Rights are exchanged pursuant to Section 24 hereof; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f) at which time the Rights are terminated; and (v) the Close of Business on the date set by the Board following a determination by the Board that (x) this Agreement is no longer necessary or desirable for the preservation of Tax Benefits or (y) no Tax Benefits are available to be carried forward or are otherwise available (the earliest of (i) – (v) being herein referred to as the “Expiration Date”).

(b)      Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock. The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $100.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and payable in lawful money of the United States in accordance with Section 7(c).

(c)      Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, then the Rights Agent shall, subject to Section 18(j) hereof, promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates representing such number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company shall direct its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary agent to comply with all such requests; (ii) if necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof and, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate and (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash and/or distribute other assets pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such Common Stock, other securities, cash and/or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash, by certified or bank check, wire transfer, electronic transfer or money order payable to the order of the Company.

(d)      In the event a registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, such holder, registered in such name or names as designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e)      Notwithstanding anything in this Agreement to the contrary, from and after the Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee after the Acquiring Person becomes such; or (iii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no voting rights, powers, designations, preferences or any other relative, participating, optional or other special rights whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, the rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use commercially reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b) hereof, but neither the Company nor the Rights Agent has or shall have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Related Persons or transferees hereunder.

(f)      Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this Section 7 by such registered holder unless such registered holder has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Persons thereof as the Company or the Rights Agent reasonably requests.

(g)      Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier of the Expiration Date and such time as all outstanding Rights have been exercised, redeemed or exchanged hereunder.

Section 8. Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database, electronic records of all cancelled or destroyed stock certificates that have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Capital Stock.

(a)      The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), a number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, except as otherwise provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)      As long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)      If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use its commercially reasonable efforts to (i) file, as soon as practicable following the earliest date after the Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, such registration statement; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement, and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, with prompt written notice thereof to the Rights Agent, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that such suspension has not been implemented or has not been rescinded, as the case may be. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend (with prompt written notice thereof to the Rights Agent) the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or an effective registration statement is required and shall not have been declared effective or has been suspended.

(d)      The Company shall take such action as may be necessary to ensure that each one one-thousandth of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Exercise Price), duly and validly authorized and issued, fully paid and non-assessable.

(e)      The Company shall pay when due and payable any and all documentary, stamp or transfer tax, or other tax or governmental charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or governmental charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or governmental charge has been paid (any such tax or governmental charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s or Rights Agent’s satisfaction that no such tax or governmental charge is due.

Section 10. Preferred Stock Record Date.

Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall be for all purposes the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate or entry shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes and governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the securities for which the Rights are exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights.

The Exercise Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)      (i) In the event the Company at any time after the date hereof (A) declares a dividend on the Preferred Stock payable in shares of Preferred Stock; (B) subdivides the outstanding Preferred Stock; (C) combines the outstanding Preferred Stock into a smaller number of shares; or (D) issues any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a), then the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time becomes entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event may the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)      Subject to Section 23 and Section 24 hereof, in the event that any Person, alone or together with its Related Persons, becomes an Acquiring Person (the first occurrence of such event, the “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof and payment of an amount equal to the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, a number of shares of Common Stock of the Company equal to the result obtained by (A) multiplying the then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the Flip-In Event, whether or not such Right was then exercisable; and (B) dividing that product (which, following such Flip-In Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13 hereof) by 50% of the Current Market Price of Common Stock on the date of such Flip-In Event (such number of shares, the “Adjustment Shares”); provided, however, that in connection with any exercise effected pursuant to this Section 11(a)(ii), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Related Persons, becoming the Beneficial Owner of more than 4.95% of the then-outstanding Common Stock (or, in the case of a Grandfathered Person, becoming the Beneficial Owner of an additional share of Common Stock (or other shares of capital stock of the Company)). If (x) a holder would, but for the proviso in the immediately preceding sentence, be entitled to receive upon exercise of a Right a number of shares that would otherwise result in such holder, together with such holder’s Related Persons, becoming the Beneficial Owner of in excess of 4.95% of the then-outstanding Common Stock (or, in the case of a Grandfathered Person, becoming the Beneficial Owner of an additional share of Common Stock (or other shares of capital stock of the Company)) (such shares, the “Excess Shares”) and (y) the Board, in its sole discretion, makes a determination that such holder’s receipt of Excess Shares would jeopardize or endanger the value or availability to the Company of the Tax Benefits or the Board otherwise determines, in its sole discretion, that such holder’s receipt of Excess Shares is not in the best interests of the Company, then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the Current Market Price of a share of Common Stock at the Close of Business on the Trading Day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The Company shall provide the Rights Agent with prompt written notice of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, unless and until it has received such notice.

(iii)      In the event that the number of shares of Common Stock authorized by the Certificate of Incorporation, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing clause (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Exercise Price, (1) cash; (2) a reduction in the Exercise Price; (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of Preferred Stock which the Board has determined to have the same value as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”); (4) debt securities of the Company; (5) other assets; or (6) any combination of the foregoing, in each case having an aggregate value equal to the Current Value, as determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the Flip-In Event; and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of the Flip-In Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the thirty-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (aa) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights; and (bb) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek an authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price of the Common Stock on the Flip-In Trigger Date and the value of any Common Stock Equivalents shall have the same value as the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)      In case the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same voting rights, powers, designations, preferences and relative, participating, optional or other special rights as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price of the Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event may the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock or Equivalent Preferred Stock owned by or held for the account of the Company or any Subsidiary will not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(c)      In case the Company fixes a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price of the Preferred Stock on such record date minus the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be the Current Market Price of the Preferred Stock on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)      Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(d), no adjustment required by this Section 11 may be made after the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the Expiration Date.

(e)      If, as a result of an adjustment made pursuant to Sections 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, the number of such other shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (f), (g), (h), (i), (j), (k) and (l) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f)      All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)      Unless the Company has exercised its election pursuant to Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, a number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h)      The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become a number of Rights (calculated to the nearest one ten-thousandth of a Right) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company may, as promptly as practicable, at the option of the Company, either (A) cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or (B) cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders become entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i)          Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(j)          Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, such number of fully paid and non-assessable one one-thousandths of a share of Preferred Stock at such adjusted Exercise Price.

(k)          In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(l)          Notwithstanding anything in this Section 11 to the contrary, prior to the Distribution Date, the Company is entitled to make such adjustments in the Exercise Price, in addition to those adjustments expressly required by this Section 11, to the extent that the Board determines that any (i) consolidation or subdivision of the Preferred Stock; (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price; (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock; (iv) stock dividends; or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock, is taxable to such holders or reduces the taxes payable by such holders.

(m)       The Company may not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof); (ii) merge with or into any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof); or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, none of which is prohibited by Section 11(n) hereof), if (A) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; or (B) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders or other Persons holding an equity interest in such Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(m) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(n)          After the earlier of the Distribution Date and the Stock Acquisition Date and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company may not, except as permitted by Sections 23, 24 and 28 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)          Notwithstanding anything in this Agreement to the contrary, in the event that the Company, at any time after the date hereof and prior to the Distribution Date, (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides any outstanding shares of Common Stock; (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then-outstanding or issued or delivered thereafter but prior to the Distribution Date shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) hereof and this Section 11(o), the adjustments provided for in this Section 11(o) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares.

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment; (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate; and (c) make available a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 27 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 hereof shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be entitled to rely on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)           At any time after a Person has become an Acquiring Person, in the event that, directly or indirectly,

(x) the Company consolidates with, or merges with and into, any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof), and the Company is not the continuing or surviving entity of such consolidation or merger;

(y) any Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof) consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(z) the Company sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to any Person or Persons (other than the Company or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, none of which is prohibited by Section 11(m) hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries, taken as a whole;

(any such event described in (x), (y) or (z), a “Flip-Over Event”), then, in each such case, proper provision shall be made so that:

(i)          each holder of a Right, except as provided in Section 7(e) hereof, upon the expiration of the Redemption Period, will have the right to receive, upon the exercise of the Right at the then current Exercise Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, a number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Flip-Over Stock of the Principal Party, free of any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, equal to the result obtained by:

(A)       multiplying such then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Flip-Over Event (or, if the Flip-In Event has occurred prior to the first occurrence of a Flip-Over Event, multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right would be exercisable hereunder but for such Flip-In Event by the Exercise Price that would be in effect hereunder but for such Flip-In Event) (following the first occurrence of a Flip-Over Event, references to the “Exercise Price” shall thereafter mean such product for each Right and for all purposes of this Agreement), and

(B)       dividing that product by 50% of the then Current Market Price of the shares of Flip-Over Stock of such Principal Party on the date of consummation of such Flip-Over Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii)         such Principal Party shall be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii)        the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Flip-Over Event;

(iv)        such Principal Party will take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Flip-Over Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall be applicable, as nearly as reasonably may be possible, to its shares of Flip-Over Stock thereafter deliverable upon the exercise of the Rights; and

(v)         the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Flip-Over Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b)          “Principal Party” shall mean

(i)          in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price; and (B) if no securities or other equity interests are so issued, (1) the Person that is the other constituent party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person, the Common Stock of which has the highest aggregate Current Market Price or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

(ii)          in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case: (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” will refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stocks (or similar equity interests) of two or more of which are and have been so registered, “Principal Party” will refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above will apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)          The Company may not consummate any Flip-Over Event unless the Principal Party has a sufficient number of authorized shares of its Flip-Over Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Flip-Over Event, the Principal Party, at its own expense, shall:

(i)          if the Principal Party is required to file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement; (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date; and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “blue sky” laws as soon as practicable following the execution of such agreement;

(ii)         deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii)        use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights; and

(iv)        use its best efforts, if such Flip-Over Stock of the Principal Party is listed or admitted to trading on NASDAQ, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on NASDAQ, the NYSE or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on NASDAQ, the NYSE or a national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(v)          obtain waivers of any rights of first refusal or preemptive rights in respect of the Flip-Over Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d)          In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction has a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Flip-Over Stock of such Principal Party at less than the then Current Market Price or securities exercisable for, or convertible into, Flip-Over Stock of such Principal Party at less than such then Current Market Price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Flip-Over Stock of such Principal Party pursuant to the provisions of this Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in each such case, the Company may not consummate any such transaction unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e)          The provisions of this Section 13 shall apply similarly to successive mergers or consolidations or sales or other transfers. In the event that a Flip-Over Event occurs after the Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

(f)          Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a); provided, however, that this Section 13(f) shall not apply to the HighPoint Merger Agreement and the HighPoint Transactions.

Section 14. Fractional Rights; Fractional Shares; Waiver.

(a)          The Company is not required to issue fractions of Rights except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the Persons to which such fractional Rights would otherwise be issuable an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right is the Closing Price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable.

(b)          The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Current Market Price of one one-thousandth of a share of Preferred Stock is one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c)          Following the occurrence of one of the events specified in Section 11 hereof giving rise to the right to receive Common Stock, Common Stock Equivalents or other securities upon the exercise of a Right, the Company will not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one share of Common Stock, Common Stock Equivalents or other securities. For purposes of this Section 14(c), the Current Market Price of one share of Common Stock is the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d)           The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)           Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15. Rights of Action.

All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), may, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations by the Company of the obligations hereunder of any Person (including, without limitation, the Company) subject to this Agreement.

Section 16. Agreement of Rights Holders.

Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock also constitute certificates for Rights) and each Right is transferable only in connection with the transfer of the Common Stock;

(b)          after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, as determined in the sole discretion of the Rights Agent;

(c)          subject to Section 6(a) and Section 7(e) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d)          notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent has any liability to any holder of a Right or any other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17. Rights Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Rights Certificate is entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 26 hereof, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right evidenced by such Rights Certificate have been exercised in accordance with the provisions hereof.

Section 18. Duties of Rights Agent.

The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, or, prior to the Distribution Date, Common Stock, by their acceptance thereof, shall be bound:

(a)          The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent will have no liability for or in respect of, any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

(b)          Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, General Counsel, Corporate Secretary or any Executive Vice President of the Company and delivered to the Rights Agent in accordance with Section 27 hereof; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate from an officer of the Company as set forth in the preceding sentence.

(c)          The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence or willful misconduct (which gross negligence or willful misconduct must be determined by a court of competent jurisdiction in a final non-appealable order, judgment, decree or ruling). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors and to hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d)          The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are deemed to have been made by the Company only.

(e)          The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon), or any modification or order of any court, tribunal or governmental authority in connection with the foregoing; nor will it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor will it be liable or responsible for any change in the exercisability of the Rights (including, but not limited to, the Rights becoming null and void pursuant to Section 7(e) hereof) or any change or adjustment in the terms of the Rights including, but not limited, to any adjustment required under the provisions of Sections 11, 13, 23 or 24 hereof or for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12 hereof, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of the Common Stock, the Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock, Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)          The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept verbal or written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, General Counsel, Corporate Secretary or any Executive Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties hereunder, and such advice or instruction shall be full authorization and protection to the Rights Agent and the Rights Agent shall have no duty to independently verify the accuracy or completeness of such advice or such instructions and shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it in accordance with such advice or instructions of any such officer or for any delay in acting while waiting for such advice or instructions. The Rights Agent will not be held to have notice of any change of authority of any person until its receipt of written notice thereof from the Company in accordance with Section 27 hereof. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent verbal or written instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

(h)          The Rights Agent and any stockholder, affiliate, director, officer, employee, agent or representative of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent (or its stockholders, affiliates, directors, officers, employees, agents or representatives) from acting in any other capacity for the Company or for any other Person.

(i)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and/or employees) or by or through its attorneys or agents, and the Rights Agent shall not be liable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or willful misconduct (which gross negligence or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) in the selection and continued employment thereof.

(j)          No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)          If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 19. Concerning the Rights Agent.

(a)          The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable and documented expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent and its affiliates, employees, officers, directors, representatives and advisors for, and to hold it harmless against, any loss, liability, damage, demand, judgment, fine, penalty, claim, settlement, cost or expense (including the reasonable and documented fees and expenses of legal counsel) for any action taken, suffered or omitted to be taken by the Rights Agent pursuant to or arising from this Agreement or in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable and documented costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses incurred in enforcing this right of indemnification and defending against any claim of liability shall be paid by the Company.

(b)          The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Book Entry for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document believed by it to be genuine and to be signed, executed and shall not be obligated to verify the accuracy or completeness of such instrument, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or upon any written instructions or statements from the Company with respect to any matter relating to its acting as Rights Agent hereunder without further inquiry or examination on its part, or otherwise upon the advice or opinion of counsel as set forth in Section 18(a) hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c)          The Rights Agent shall notify the Company in accordance with Section 27 hereof of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder and shall not relieve the Company of any liability to the Rights Agent, except to the extent that such failure actually materially prejudices the Company. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim, unless such action, proceeding, suit or claim is (a) brought by the Rights Agent or (b) the Rights Agent reasonably determines that there may be a conflict of interest between the Company and the Rights Agent in the defense of an action and the Rights Agent does in fact assume the defense. In the event that the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any counsel retained by the Rights Agent, so long as the Company shall retain counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim, and provided that the Rights Agent does not have defenses that are adverse to or different from any defenses of the Company. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which shall not be unreasonably withheld.

(d)          The provisions of Section 18 and this Section 19 hereof shall survive the termination or expiration of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination or expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors and hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever. Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 20. Merger or Consolidation or Change of Name of Rights Agent.

(a)          Any Person into which the Rights Agent or any successor Rights Agent is merged or with which the Rights Agent or any successor Rights Agent is consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)          In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 21. Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least thirty (30) days’ notice in writing to the Company in accordance with Section 27 hereof, and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Stock and the Common Stock, by first class mail, postage prepaid, or by nationally recognized overnight delivery in which case the Company will give or cause to be given written notice to the registered holders of the Rights Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon at least thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (such holder shall, with such notice, submit its Rights Certificate for inspection by the Company), then the incumbent Rights Agent or any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which at the time of its appointment as Rights Agent has, along with its Affiliates, a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose in each case at the sole expense of the Company. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Exercise Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the redemption or the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate may be issued if, and to the extent that, the Company, in its sole discretion, determines that such issuance would jeopardize or endanger the value or availability to the Company of the Tax Benefits or otherwise create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate may be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a)      The Board may, within its sole discretion, at any time before the Distribution Date (the “Redemption Period”) cause the Company to redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, the “Redemption Price”). Any such redemption will be effective immediately upon the action of the Board authorizing the same, unless such action of the Board expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board). Notwithstanding anything contained in this Agreement to the contrary, the Rights will not be exercisable after the Flip-In Event or the first occurrence of a Flip-Over Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights by the Board pursuant to this Section 23(a) may be made effective at such time, on such basis and with such conditions as the Board may establish, in its sole discretion. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock based on the Current Market Price or any other form of consideration deemed appropriate by the Board.

(b)      Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such redemptions have occurred); and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of such redemption. Within ten (10) days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price shall be made. Neither the Company nor any of its Related Persons may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Certificate of Incorporation prior to the Distribution Date.

Section 24. Exchange.

(a)      The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then-outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. From and after the occurrence of a Flip-Over Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a).

(b)      Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights shall be to receive a number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio; provided, however, that in connection with any exchange effected pursuant to this Section 24(b), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Related Persons, becoming the Beneficial Owner of more than 4.95% of the then-outstanding Common Stock. If (x) a holder would, but for the proviso in the immediately preceding sentence, be entitled to receive Excess Shares upon the exchange of any Rights and (y) the Board, in its sole discretion, makes a determination that such holder’s receipt of Excess Shares would jeopardize or endanger the value or availability to the Company of the Tax Benefits or the Board otherwise determines, in its sole discretion, that such holder’s receipt of Excess Shares is not in the best interests of the Company, then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current per share Current Market Price of a share of Common Stock at the Close of Business on the Trading Day following the date the Board effects the forgoing exchange multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange; and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such exchange has occurred). The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights that shall be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)      The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock, as such term is defined in Section 11(b)) such that the Current Market Price of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the Current Market Price of one share of Common Stock as of the date of such exchange.

(d)      Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and the Company shall issue to the trust created by the Trust Agreement (the “Trust”) all or a portion (as designated by the Board) of the shares of Common Stock and other securities, if any, distributable pursuant to the Exchange, and all stockholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) hereof and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

Section 25. Process to Seek Exemption

Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person beneficially owning 4.95% or more of the then-outstanding Common Stock (or, in the case of a Grandfathered Person, an additional share of Common Stock) (a “Requesting Person”) may request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Corporate Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Related Persons of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.95% or more of the then-outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall endeavor to respond to an Exemption Request within twenty (20) Business Days after receipt of such Exemption Request; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. The Board shall only grant an exemption in response to an Exemption Request if the Board, in its sole discretion, determines that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the value or availability to the Company of the Tax Benefits or the Board otherwise determines, in its sole discretion, that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the Board.

Section 26. Notice of Certain Events.

(a)      In case the Company proposes, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof) or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions none of which is prohibited by Section 11(n) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give the Rights Agent and to each registered holder of a Rights Certificate in accordance with Section 27 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is earlier; provided, however, that no such action shall be taken pursuant to this Section 26(a) that will or would conflict with any provision of the Certificate of Incorporation; provided, further, that no such notice is required pursuant to this Section 26 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b)      In case any Flip-In Event occurs, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof; and (ii) all references in paragraph (a) of this Section 26 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c)      In case any Flip-Over Event occurs, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

Section 27. Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) if sent in writing by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed or (b) if transmitted by electronic mail, but only if confirmation of receipt of such electronic mail is requested and received. In each case, until another address is filed in writing by the Company with the Rights Agent, as follows:

Bonanza Creek Energy, Inc.
410 17th Street
Denver, Colorado 80202
Attention: Skip Marter, General Counsel
Email: SMarter@bonanzacrk.com

with a copy to:

Vinson & Elkins L.L.P.
1114 Avenue of the Americas, 32nd Floor
New York, New York 10036
Attention: Shelley Barber and Lawrence S. Elbaum

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) if sent in writing by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed or (b) if transmitted by electronic mail, but only if confirmation of receipt of such electronic mail is requested and received. In each case, until another address is filed in writing by the Rights Agent with the Company, as follows:

Broadridge Corporate Issuer Solutions, Inc.
51 Mercedes Way
Edgewood, New York 11717
Attention: Corporate Actions Department
Facsimile: (215) 553-5402
Phone: (631) 254-7400

Email: legalnotices@broadridge.com

with a copy (which will not constitute notice) to:

Broadridge Financial Solutions, Inc.
2 Gateway Center
Newark, New Jersey 07102
Attention: General Counsel
Email to legalnotices@broadridge.com

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent in writing by first-class or express United States mail, FedEx or UPS, postage prepaid or overnight delivery service and properly addressed, to such holder at the address of such holder as shown on the registry books of the Company.

Section 28. Supplements and Amendments.

Except as otherwise provided in this Section 28, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity; (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein; (c) shorten or lengthen any time period hereunder, including, without limitation, the Expiration Date; (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after the time that any Person becomes an Acquiring Person, this Agreement may not be supplemented or amended in any manner that would (a) adversely affect the interests of the holders of Rights (other than holders of Rights that have become null and void pursuant to Section 7(e) hereof) as such, (b) cause the Rights again to become redeemable or (c) cause this Agreement to become amendable other than in accordance with this Section 28. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Any such supplement or amendment shall be evidenced in writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Sections 18, 19, 20, 21 or this Section 28 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall provide within three (3) Business Days of the adoption of an amendment to the Agreement written notification of such amendment to the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. The Rights Agent acknowledges that time is of the essence in connection with its execution of any such proposed supplement or amendment. Any failure to execute such proposed supplement or amendment shall not affect the validity of the actions taken by the Board pursuant to this Section 28.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 29. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30. Determinations and Actions by the Board.

(a)      For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or Section 382 of the Code and the Treasury Regulations promulgated thereunder, as applicable. Except as otherwise specifically provided herein, the Board, or any committee thereof, has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23 hereof, to exchange or not exchange the rights in accordance with Section 24 hereof, to amend or not amend this Agreement in accordance with Section 28 hereof; provided that such supplement or amendment does not adversely affect the rights, duties, obligations or immunities of the Rights Agent under this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board, or any committee thereof, shall be (i) be final, conclusive, and binding on the Company, the Rights Agent (except with respect to the Rights Agent’s rights, duties, obligations or immunities under this Agreement), the holders of the Rights and all other parties; and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights. The Rights Agent is entitled to always assume that the Board, or any committee thereof, acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 31. Benefits of this Agreement.

Nothing in this Agreement may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; rather, this Agreement is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company).

Section 32. Tax Compliance and Withholding.

The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to Sections 1441, 1442, 1445, 1471 through 1474, and 3406 of the Code or by any federal or state statutes subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting, or payment except as specifically instructed by the Company.

Section 33. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and will not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board; provided, further, that if any such severed term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent shall be entitled to resign immediately.

Section 34. Governing Law.

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made, without reference to its conflicts of law principles, and performed entirely within such State.

Section 35. Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

Section 36. Interpretation.

The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement. For purposes of this Agreement, whenever a specific provision of the Code or a specific Treasury Regulation is referenced, such reference shall also apply to any successor or replacement provision or Treasury Regulation, as applicable.

Section 37. Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including, without limitation, any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil or military disobedience or disorder, riot, rebellion, terrorism, pandemic, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties with information, labor dispute, accident or failure or malfunction of any utilities, communication or computer (software or hardware) services or similar occurrence).

(Signature Page To Follow On Next Page)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

bonanza creek energy, Inc., as the Company

By:	/s/ Cyrus D. Marter IV
Name:	Cyrus D. Marter IV
Title:	Executive Vice President, General Counsel and Secretary

Broadridge Corporate Issuer Solutions, Inc., as Rights Agent

By:	/s/ John P. Dunn
Name:	John P. Dunn
Title:	SVP - Sales

Signature Page to Tax Benefits Preservation Plan

Exhibit A

CERTIFICATE OF DESIGNATIONS

OF

Series A JUNIOR PARTICIPATING PREFERRED STOCK

OF

BONANZA CREEK ENERGY, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

In accordance with Section 151 of the Delaware General Corporation Law, the undersigned corporation hereby certifies that the following resolution was adopted by the Board of Directors (the “Board”) of Bonanza Creek Energy, Inc., a Delaware corporation (the “Company”), at a meeting duly called and held:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Third Amended and Restated Certificate of Incorporation of the Company (as may be amended from time to time, the “Certificate of Incorporation”), the Board hereby creates a series of Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Series A Junior Participating Preferred Stock:

(1) Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 42,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then-outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

(2) Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of the common stock, par value $0.01 per share (the “Common Stock”), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00 or (2) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-A-1

(b) The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this subsection immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

(3) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in any other certificate of designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

B-A-2

(4) Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section (2) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:

(1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Company or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(4) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section (4), purchase or otherwise acquire such shares at such time and in such manner.

(5) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

B-A-3

(6) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, voluntary or otherwise, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the greater of (A) $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (B) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(7) Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(8) No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

(9) Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company’s Preferred Stock, and shall rank senior to the Common Stock as to such matters.

(10) Amendment. The Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

(11) Fractional Shares. The Series A Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Preferred Stock.

B-A-4

Exhibit B

SUMMARY OF RIGHTS

TO PURCHASE SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

The Board of Directors (the “Board”) of Bonanza Creek Energy, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The dividend is payable on November 19, 2020 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of $100.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan dated as of November 9, 2020, as the same may be amended from time to time (the “Rights Agreement”), by and between the Company and Broadridge Corporate Issuer Solutions, Inc. (the “Rights Agent”).

Until the earlier to occur of (i) the close of business on the tenth business day after a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.95% or more of the outstanding shares of Common Stock and (ii) the close of business on the tenth business day after the commencement by any person of, or of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which would result in such person becoming the beneficial owner of 4.95% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares) outstanding as of the Record Date, by such Common Stock certificate (or book entry shares) together with this Summary of Rights.

The Rights Agreement provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration or redemption of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference, and notice of such legend will be furnished to holders of book entry shares. Until the Distribution Date (or earlier expiration or redemption of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such legend or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or registered in book entry form. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the Close of Business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the earliest of (i) the close of business on November 9, 2023, (ii) the time at which the Rights are redeemed or exchanged by the Company, in each case as described below, (iii) upon the occurrence of certain mergers or other transactions approved in advance by the Board and (iv) the close of business on the date set by the Board following a determination by the Board that (x) the Rights Agreement is no longer necessary or desirable for the preservation of Tax Benefits (as defined in the Rights Agreement) or (y) no Tax Benefits are available to be carried forward or are otherwise available.

With respect to the Agreement and Plan of Merger, dated as of November 9, 2020, by and among the Company, Boron Merger Sub, Inc. and HighPoint Resources Corporation (the “HighPoint Merger Agreement”), no person or group of affiliated or associated persons will become an “Acquiring Person” solely as a result of the transactions contemplated by the HighPoint Merger Agreement (the “HighPoint Transactions”). However, if a person or group of affiliated or associated persons beneficially owns, as a result of the HighPoint Transactions, 4.95% or more of the shares of Common Stock then-outstanding, such person will be deemed to be an “Acquiring Person” if such person subsequently becomes the beneficial owner of any additional shares of Common Stock without the prior written consent of the Company.

B-B-1

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (i) $1.00 per share (plus any accrued but unpaid dividends), and (ii) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person and affiliates and associates of the Acquiring Person which will thereupon become null and void) will, following the Distribution Date, have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right, unless the Rights were earlier redeemed or exchanged.

In connection with any exercise or exchange of the Rights, no holder of a Right will be entitled to receive shares of Common Stock if receipt of such shares would result in such holder, together with such holder’s affiliates and associates, beneficially owning more than 4.95% of the then-outstanding Common Stock (such shares, the “Excess Shares”) and the Board determines that such holder’s receipt of Excess Shares would jeopardize or endanger the value or availability of the Tax Benefits or the Board otherwise determines that such holder’s receipt of Excess Shares is not in the best interests of the Company. In lieu of such Excess Shares, such holder will only be entitled to receive cash or a note or other evidence of indebtedness with a principal amount equal to the then-current market price of the Common Stock multiplied by the number of Excess Shares that would otherwise have been issuable.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person and affiliates and associates of the Acquiring Person which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

B-B-2

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights beneficially owned by such Acquiring Person and affiliates and associates of such Acquiring Person which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

At any time before the Distribution Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Company may amend or supplement the Rights Agreement without the approval of any holders of Rights, including, without limitation, in order to (i) cure any ambiguity, (ii) correct or supplement any provision of the Rights Agreement that may be defective or inconsistent with any other provisions of the Rights Agreement, (iii) shorten or lengthen any time period in the Rights Agreement or (iv) otherwise change, amend or supplement any provision that the Company may deem necessary or desirable. However, from and after the time when any person or group of persons becomes an Acquiring Person, the Rights Agreement may not be amended or supplemented in any manner that would, among other things, adversely affect the interests of the holders of Rights (other than holders of Rights that have become null and void).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K filed on November 9, 2020.

A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

B-B-3

Exhibit C

FORM OF RIGHTS CERTIFICATE

Certificate No. R-________	________ Rights

NOT EXERCISABLE AFTER NOVEMBER 9, 2023 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR SUCH OTHER EARLIER EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT). THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR A RELATED PERSON OF ANY SUCH PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE NULL AND VOID, AS LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

[The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement. Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.]*

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

B-C-1

Rights Certificate

This certifies that _________________, or its registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan dated as of November 9, 2020, as amended from time to time (the “Rights Agreement”), by and between Bonanza Creek Energy, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 p.m., New York City time, on November 9, 2023, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of $100.00 per one one-thousandth share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Exercise Price per share as set forth above, are the number and Exercise Price as of November 9, 2020, based on the Preferred Stock as constituted at such date, and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement. Capitalized terms used and not defined herein shall have the meanings specified in the Rights Agreement.

From and after the occurrence of the Flip-In Event or a Flip-Over Event, the Rights evidenced by this Rights Certificate beneficially owned by (i) an Acquiring Person or a Related Person of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Related Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or a Related Person of an Acquiring Person shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event or Flip-Over Event.

The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be null and void as long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be acquired upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company under certain circumstances at its option at a redemption price of $0.001 per Right at any time prior to the Distribution Date.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock per each outstanding Right or, in certain circumstances, other equity securities of the Company which are deemed by the Board to have the same value as shares of Common Stock, subject to adjustment.

B-C-2

In connection with any exercise or exchange of the Rights, no holder of a Right will be entitled to receive shares of Common Stock if receipt of such shares would result in such holder, together with such holder’s affiliates and associates, beneficially owning more than 4.95% of the then-outstanding Common Stock (such shares, the “Excess Shares”) and the Board determines that such holder’s receipt of Excess Shares would jeopardize or endanger the value or availability of the Tax Benefits (as such term is defined in the Rights Agreement) or the Board otherwise determines that such holder’s receipt of Excess Shares is not in the best interests of the Company. In lieu of such Excess Shares, such holder will only be entitled to receive cash or a note or other evidence of indebtedness with a principal amount equal to the then-current market price of the Common Stock multiplied by the number of Excess Shares that would otherwise have been issuable.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

B-C-3

WITNESS the facsimile signature of the proper officers of the Company.

Dated as of _____________, ______.

BONANZA CREEK ENERGY, Inc.
By:
Name:
Title:

Countersigned:

Dated as of _____________, ______.

Broadridge Corporate Issuer Solutions, Inc.

as Rights Agent

By:
Authorized Signatory

B-C-4

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED	hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

B-C-5

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of any such Person.

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

B-C-6

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

B-C-7

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise Rights represented by the Rights Certificate.)

To:          ______________________

The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person or such other property which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or such other securities of the Company or of any other person or such other property as may be issuable upon the exercise of the Rights) be issued in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number:

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

B-C-8

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or a Related Person of any such Person.

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

B-C-9

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

B-C-10

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 1, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BCEI2021 BONANZA CREEK ENERGY, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 1, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) James E. Craddock 06) Brian Steck 02) Eric T. Greager 07) Jeffrey E. Wojahn 03) Carrie L. Hudak 04) Paul Keglevic 05) Audrey Robertson The Board of Directors recommends you vote FOR the following proposals: For 0 0 0 0 Against 0 0 0 0 Abstain 0 0 0 0 2. Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2021. To approve the Bonanza Creek Energy, Inc. 2021 Long-Term Incentive Plan. 3. 4. To approve, on an advisory basis, the compensation of our named executive officers. 5. To ratify the Tax Benefits Preservation Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000508394_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com BONANZA CREEK ENERGY, INC. Annual Meeting of Stockholders June 2, 2021 12:00 Noon (MDT) The Annual Meeting of Stockholders of the Company to be held June 2, 2021 The undersigned hereby appoints Cyrus D. Marter IV and Brant H. DeMuth, and each of them with the power to act without the other and with the power of substitution as proxies and attorneys-in-fact, and hereby authorizes them to represent and to vote, as provided on the other side, all of the shares of Bonanza Creek Energy, Inc. common stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 2, 2021, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy will be voted FOR the election of the nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, and in the discretion of the proxies with respect to such other business as may properly come before the meeting, including concerning any adjournment of the meeting. Continued and to be signed on reverse side 0000508394_2 R1.0.0.177